AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2001.
                                                        REGISTRATION NO. 2-80897


================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]
                            PRE-EFFECTIVE AMENDMENT NO.                     [_]
                           POST-EFFECTIVE AMENDMENT NO.27                   [X]
                                       AND
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [_]
                                 AMENDMENT NO. 32                           [X]
                        (Check appropriate box or boxes)


                                   ----------

                            THE PRUDENTIAL INDIVIDUAL
                            VARIABLE CONTRACT ACCOUNT
                           (Exact Name of Registrant)

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                                 (888) PRU-2888
        (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)

                                   Copies to:


ADAM SCARAMELLA                                 CHRISTOPHER E. PALMER
VICE PRESIDENT, CORPORATE COUNSEL               SHEA & GARDNER
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA     1800 MASSACHUSETTS AVENUE, N.W.
213 WASHINGTON STREET                           WASHINGTON, D.C. 20036
NEWARK, NEW JERSEY 07102-2992


It is proposed that this filing will become effective (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[x] on May  1, 2001 pursuant to paragraph (b) of Rule 485
         (date)


[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on___________pursuant to paragraph (a)(1) of Rule 485
        (date)

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                     Title of Securities Being Registered:
               Interests in Individual Variable Annuity Contracts
==============================================================================

                                                                    MAY 1, 2001

VARIABLE
INVESTMENT
PLAN


THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL," "WE" OR "US").

The Variable Investment Plan offers a wide variety of investment choices, including a fixed interest-rate option, a real estate variable investment option and 13 variable investment options that invest in the following mutual fund portfolios managed by Prudential Investments Fund Management LLC, a Prudential subsidiary, under a manager-of-managers approach:


CONSERVATIVE BALANCED PORTFOLIO

DIVERSIFIED BOND PORTFOLIO


EQUITY PORTFOLIO


FLEXIBLE MANAGED PORTFOLIO

GLOBAL PORTFOLIO

GOVERNMENT INCOME PORTFOLIO

HIGH YIELD BOND PORTFOLIO

MONEY MARKET PORTFOLIO

NATURAL RESOURCES PORTFOLIO

PRUDENTIAL JENNISON PORTFOLIO

SMALL CAPITALIZATION STOCK PORTFOLIO

STOCK INDEX PORTFOLIO


VALUE PORTFOLIO


Please read this prospectus before purchasing a Variable Investment Plan contract and keep it for future reference. Current prospectuses for each of the underlying mutual fund portfolios and the real estate investment option accompany this prospectus. These prospectuses contain important information about these investment options. Please read these prospectuses and keep them for reference.


To learn more about the Variable Investment Plan, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Variable Investment Plan SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 20 of this prospectus. For a free copy of the SAI, call us at: (888) PRU-2888 or write to us at:


The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102-3777


Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19101


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE VARIABLE INVESTMENT PLAN IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                               TABLE OF CONTENTS

CAPTION                                                                     PAGE


GLOSSARY ................................................................... ii

SUMMARY ....................................................................  1

SUMMARY OF CONTRACT EXPENSES ...............................................  4

EXPENSE EXAMPLES ...........................................................  6

1. WHAT IS THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY? ..................  8
   Beneficiary .............................................................  8
   Death Benefit ...........................................................  8
   Short Term Cancellation Right or  "Free Look"   .........................  9
   Other Contracts .........................................................  9

2. WHAT INVESTMENT OPTIONS CAN I CHOOSE? ...................................  9
   Variable Investment Options .............................................  9
   Fixed Interest-Rate Option .............................................. 10
   Transfers Among Options ................................................. 10
   Dollar Cost Averaging ................................................... 11
   Voting Rights ........................................................... 11
   Substitution ............................................................ 11
   Other Changes ........................................................... 11

3. WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
   (ANNUITIZATION) ......................................................... 11
   Payment Provisions ...................................................... 11
   Option 1: Life Annuity with 120 Payments
     (10 Years) Certain Option ............................................. 12
   Option 2: Interest Payment Option ....................................... 12
   Option 3: Other Annuity Options ......................................... 12

4. WHAT IS THE 1% BONUS? ................................................... 12

5. HOW CAN I PURCHASE A VARIABLE INVESTMENT PLAN VARIABLE ANNUITY
   CONTRACT? ............................................................... 13
   Purchase Payments ....................................................... 13
   Allocation of Purchase Payments ......................................... 13
   Calculating Contract Value .............................................. 13

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN
   VARIABLE ANNUITY CONTRACT? .............................................. 13
   Insurance Charges ....................................................... 14
   Annual Contract Fee ..................................................... 14
   Withdrawal Charge ....................................................... 14
   Bonus Recapture ......................................................... 14
   Critical Care Access .................................................... 15
   Taxes Attributable to Premium ........................................... 15
   Company Taxes ........................................................... 15

7. HOW CAN I ACCESS MY MONEY?  ............................................. 15
   Automated Withdrawals ................................................... 15
   Suspension of Payments or Transfers ..................................... 16

8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE VARIABLE
   INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?  ............................. 16
   Taxes Payable by You .................................................... 16
   Taxes on Withdrawals and Surrenders ..................................... 16
   Taxes on Annuity Payments ............................................... 16
   Tax Penalties on Withdrawals and Annuity Payments ....................... 17
   Taxes Payable by Beneficiaries .......................................... 17
   Withholding of Tax from Distributions ................................... 17
   Annuity Qualification ................................................... 17
   Changes in the Contract ................................................. 18
   Additional Information .................................................. 18
   Taxes Paid by Prudential ................................................ 18

9. OTHER INFORMATION ....................................................... 18
   The Prudential Insurance Company of America ............................. 18
   The Separate Account .................................................... 19
   The Real Property Account ............................................... 19
   Sale and Distribution of the Contract ................................... 19
   Assignment .............................................................. 19
   Litigation .............................................................. 20
   Financial Statements .................................................... 20
   Statement of Additional Information ..................................... 20
   Householding ............................................................ 20
   Accumulation Unit Values ................................................ 21

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                                    GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

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ACCUMULATION PHASE. The period that begins with the Contract Date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ANNUITANT. The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

ANNUITY DATE. The date when income payments are scheduled to begin.

BONUS. The additional 1% of your purchase payments that we add to the value of your contract. This amount is based on the purchase payments you make during the first three years you own the contract. Payment of the bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an "additional amount."

BENEFICIARY. The person(s) or entity you have chosen to receive a death benefit.

CASH VALUE. This is the total value of your contract amount minus any applicable charges or fees.

CONTRACT DATE. The date we receive your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.

CONTRACTOWNER, OWNER, OR YOU. The person entitled to the ownership rights under the contract.

CONTRACT VALUE. The total value of the amounts in a contract allocated to the variable investment options and the fixed interest-rate option as of a particular date. This amount is referred to in your contract as the "contract fund."

DEATH BENEFIT. If the annuitant dies, the designated person(s), that is the beneficiary, will receive the total value of the contract, reduced proportionately by withdrawals, or, depending on the age of the annuitant, the total amount invested in the contract, whichever is greater.


FIXED INTEREST-RATE OPTION. An investment option that offers a fixed-rate of interest for a one year period.


INCOME OPTIONS. Options under the contract that define the frequency and duration of income payments. In your contract, they are referred to as payout or annuity options.

MUTUAL FUND INVESTMENT OPTION. When you choose a mutual fund investment option, we purchase shares of the mutual fund portfolio associated with that option. We hold these shares in the Separate Account. The division of the Separate Account is referred to in your contract as a subaccount.

PURCHASE PAYMENTS. The amount of money you pay us to purchase the contract. Generally, you may make additional purchase payments at any time during the accumulation phase.


PRUDENTIAL ANNUITY SERVICE CENTER. For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is (888) PRU-2888.


REAL PROPERTY ACCOUNT. One of your variable investment options. It is a separate account established by Prudential to invest, through a partnership, in income-producing real property.

SEPARATE ACCOUNT. Purchase payments allocated to the mutual fund investment options are held by Prudential in a separate account called the Prudential Individual Variable Contract Account. The separate account is set apart from all of the general assets of Prudential.

TAX DEFERRAL. This is a way to increase your assets without currently being taxed. You do not generally pay taxes on your contract earnings until you take money out of your contract.


VARIABLE INVESTMENT OPTIONS. The mutual fund investment options and the Real Property Account.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

SUMMARY

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN THE PROSPECTUS.


1.   WHAT IS THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?

This variable annuity contract, offered by Prudential, is a contract between you, as the owner, and us. The contract allows you to invest on a tax-deferred basis in one or more of 13 mutual fund investment options which are associated with portfolios of the Prudential Series Fund, Inc. ("Series Fund"). There is another variable investment option called the Variable Contract Real Property Account ("Real Property Account") and there is also a fixed interest-rate option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The variable investment options are designed to offer the opportunity for a better return than the fixed interest-rate account. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

The fixed interest-rate option offers an interest rate that is guaranteed to be not less than 3.0% per year. While your money is in the fixed account, both the interest amount that your money will earn and your principal amount is guaranteed by us.


You can invest your money in any or all of the variable investment options and the fixed interest-rate option. You are always allowed at least four transfers each contract year among the mutual fund investment options. There are certain restrictions on transfers involving the fixed interest-rate option and the Real Property Account.


The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase starts when you choose to begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of payments you will receive during the income phase. Other factors will affect the amount of your payments such as age and the payout option you selected.

FREE LOOK. If you change your mind about owning the Variable Investment Plan contract, YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS AFTER RECEIVING IT (or whatever time period is required in the state where the contract was issued).


OTHER CONTRACTS. This prospectus describes the Variable Investment Plan contract which is currently offered for sale. There are earlier versions of the contract that Prudential no longer offers. These earlier versions have certain different features that are referred to throughout this prospectus. Owners of previously offered contracts can find further information in the SAI.


2.   WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the variable investment options that are described in the prospectuses located at the end of this prospectus:


THE PRUDENTIAL SERIES FUND, INC.


The Prudential Series Fund, Inc. is a mutual fund made up of the following portfolios. You may choose one or more of these portfolios as variable investment options.


                        Conservative Balanced Portfolio
                           Diversified Bond Portfolio
                                Equity Portfolio
                           Flexible Managed Portfolio
                                Global Portfolio
                           Government Income Portfolio
                            High Yield Bond Portfolio
                             Money Market Portfolio
                           Natural Resources Portfolio
                         Prudential Jennison Portfolio
                      Small Capitalization Stock Portfolio
                              Stock Index Portfolio
                                 Value Portfolio

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Real Property Account is a separate account established by Prudential which, through a partnership, invests primarily in income-producing real property.


Depending upon market conditions, you may earn or lose money in any of these variable investment options. The value of your contract will fluctuate depending upon the investment performance of the Series Fund portfolios and the Real Property Account. Performance information for the variable investment options is provided in the Accumulation Unit Values charts beginning on page 21 and in the SAI. Past performance is not a guarantee of future results.


You can also put your money into the fixed interest-rate option.

3.   WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
     (ANNUITIZATION)


If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you may not be able to change your payment plan without receiving our prior consent.


4.   WHAT IS THE 1% BONUS?


We will add to your account an additional 1% of your purchase payments during the first three years of your contract. Payment of the bonus amount may be limited to $1,000 each contract year. After three contract years the additional 1% may be added at our discretion. Also, the 1% will be recaptured if you make a withdrawal within eight contract anniversaries after the purchase payment.



5.   HOW CAN I PURCHASE A VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

You can purchase this contract, under most circumstances, with a $1,000 initial purchase payment. You can add $100 or more at any time during the accumulation phase of the contract. Your financial professional can help you fill out the proper forms.

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?


The contract has insurance features and investment features, and there are costs related to each. Each year we deduct a $30 annual contract fee if your contract value is less than $10,000 on the contract anniversary. For insurance and administrative costs, we also deduct an annual charge of 1.20% of the average daily value of all assets allocated to the variable investment options. This charge is not assessed against amounts allocated to the fixed interest- rate investment option.

There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will charge your contract for the required premium tax charge which can currently range up to 3.5%.

The mutual fund investment options also have their own expenses that apply to your investment. These annual expenses currently range from 0.39% to 0.85% of the average daily value of the mutual fund portfolio. The expenses of the Real Property Account investment option, which include a 1.25% management fee are substantially higher. See the Real Property Account prospectus located at the back of this prospectus for further information.

During the accumulation phase, if you withdraw money less than eight years after making a purchase payment, you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-8%.


7.   HOW CAN I ACCESS MY MONEY?


You may take money out at any time during the accumulation phase. Each contract year you may withdraw your contract earnings plus up to 10% of your contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. Withdrawals in excess of earnings plus 10% of your purchase payments may be

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


subject to a withdrawal charge. This charge initially is 8% but decreases 1% each contract anniversary, from the date that each purchase payment was made. After the eighth contract anniversary, there is no charge for a withdrawal for that purchase payment. You may, however, be subject to income tax and a tax penalty if you make an early withdrawal.


8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?


Your earnings are not generally taxed until withdrawn. If you take money out during the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase may be considered partly a return of your original investment. As a result, that portion of each payment is not taxable as income.


9.   OTHER INFORMATION

This contract is issued by The Prudential Insurance Company of America and sold by licensed representatives.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                          SUMMARY OF CONTRACT EXPENSES


The purpose of this summary is to help you to understand the costs you will pay for the Variable Investment Plan variable annuity contract. This summary includes the expenses of the mutual fund associated with the variable investment options but does not include any charge for premium taxes that might be applicable in your state. More detailed information can be found on page 13 under the section called, "WHAT ARE THE EXPENSES ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?" For more detailed expense information about the Series Fund and Real Property Account, please refer to the prospectuses located at the back of this prospectus.

                                           NUMBER OF CONTRACT ANNIVERSARIES
    TRANSACTION EXPENSES                SINCE THE DATE OF EACH PURCHASE PAYMENT
    ----------------------------------------------------------------------------
      Withdrawal Charge:            0 ............... 8% plus return of 1% bonus
       (see Note 1 below)           1 ............... 7% plus return of 1% bonus
                                    2 ............... 6% plus return of 1% bonus
                                    3 ............... 5% plus return of 1% bonus
                                    4 ............... 4% plus return of 1% bonus
                                    5 ............... 3% plus return of 1% bonus
                                    6 ............... 2% plus return of 1% bonus
                                    7 ............... 1% plus return of 1% bonus
                                    8 ............... 0%


      ANNUAL CONTRACT FEE
      AND FULL WITHDRAWAL FEE:      ...................  $30.00
       (see Note 2 below)

    ANNUAL ACCOUNT EXPENSES
    ----------------------------------------------------------------------------

As a percentage of the average account value in the variable investment options.


      MORTALITY AND EXPENSE RISKS:   ........................... 1.20%


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Note 1: Withdrawal charges are imposed only on purchase payments. You may withdraw earnings without a charge. In addition, during any contract year you may withdraw up to 10% of the total contract value (calculated as of the date of the first withdrawal made in that contract year) without charge.


        There is no withdrawal charge on any withdrawals made under the Critical Care Access Option (see page 15). Surrender charges are also waived when a death benefit is paid.


Note 2: This fee is only imposed if your contract value is less than $10,000 at the time this fee is calculated.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                          SUMMARY OF CONTRACT EXPENSES

Annual Variable Investment Option Expenses

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   As a percentage of each option's average daily net assets:

                                            INVESTMENT     OTHER        TOTAL
                                          MANAGEMENT FEE   EXPENSES   EXPENSES
  ----------------------------------------------------------------------------

  THE PRUDENTIAL SERIES FUND


     Conservative Balanced Portfolio           0.55%         0.05%      0.60%
     Diversified Bond Portfolio                0.40%         0.05%      0.45%
     Equity Portfolio                          0.45%         0.04%      0.49%
     Flexible Managed Portfolio                0.60%         0.04%      0.64%
     Global Portfolio                          0.75%         0.10%      0.85%
     Government Income Portfolio               0.40%         0.07%      0.47%
     High Yield Bond Portfolio                 0.55%         0.05%      0.60%
     Money Market Portfolio                    0.40%         0.04%      0.44%
     Natural Resources Portfolio               0.45%         0.13%      0.58%
     Prudential Jennison Portfolio             0.60%         0.04%      0.64%
     Small Capitalization Stock Portfolio      0.40%         0.08%      0.48%
     Stock Index Portfolio                     0.35%         0.04%      0.39%
     Value Portfolio                           0.40%         0.05%      0.45%


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                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

                                EXPENSE EXAMPLES

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These examples will help you compare the fees and expenses of the different variable investment options offered by the Variable Investment Plan. You can also use the examples to compare the cost of the Variable Investment Plan with other variable annuity contracts

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EXAMPLE 1 -- IF YOU WITHDRAW YOUR ASSETS OR ANNUITIZE


Example 1 assumes that you invest $1,000 in the Variable Investment Plan and that you allocate all of your assets to one of the variable investment options and withdraw all your assets or annuitize at the end of the time period indicated. (Certain annuity options will not be subject to withdrawal charges. See "What Kind of Payments Will I Receive During the Income Phase? (Annuitization)" on page 11.) The example also assumes that your investment has a 5% return each year and that the option's operating expenses remain the same. Your actual costs may be higher or lower, but based on these assumptions, your costs would be:


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                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
    ----------------------------------------------------------------------------

    THE PRUDENTIAL SERIES FUND


      Conservative Balanced Portfolio         $91      $121     $145    $216
      Diversified Bond Portfolio              $89      $116     $137    $200
      Equity Portfolio                        $90      $117     $139    $204
      Flexible Managed Portfolio              $91      $122     $147    $220
      Global Portfolio                        $93      $129     $158    $243
      Government Income Portfolio             $89      $117     $138    $202
      High Yield Bond Portfolio               $91      $121     $145    $216
      Money Market Portfolio                  $89      $116     $136    $199
      Natural Resources Portfolio             $90      $120     $144    $214
      Prudential Jennison Portfolio           $91      $122     $147    $220
      Small Capitalization Stock Portfolio    $89      $117     $138    $203
      Stock Index Portfolio                   $89      $114     $134    $193
      Value Portfolio                         $89      $116     $137    $200


--------------------------------------------------------------------------------

Notes:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

The charges shown in the 10 years column are the same for Example 1 and Example
2. This is because after 8 years we no longer deduct withdrawal charges when you make a withdrawal or when you begin the income phase of your contract.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

EXAMPLE 2 -- IF YOU DO NOT WITHDRAW YOUR ASSETS

Example 2 assumes that you invest $1,000 in the Variable Investment Plan and allocate all of your assets to one of the variable investment options and DO NOT WITHDRAW any of your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the option's operating expenses remain the same. Your actual costs may be higher or lower, but based on these assumptions, your costs would be:

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                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
    ----------------------------------------------------------------------------

    THE PRUDENTIAL SERIES FUND


      Conservative Balanced Portfolio          $19     $58      $100     $216
      Diversified Bond Portfolio               $17     $53      $92      $200
      Equity Portfolio                         $18     $54      $94      $204
      Flexible Managed Portfolio               $19     $59      $102     $220
      Global Portfolio                         $21     $66      $113     $243
      Government Income Portfolio              $17     $54      $93      $202
      High Yield Bond Portfolio                $19     $58      $100     $216
      Money Market Portfolio                   $17     $53      $91      $199
      Natural Resources Portfolio              $18     $57      $99      $214
      Prudential Jennison Portfolio            $19     $59      $102     $220
      Small Capitalization Stock Portfolio     $17     $54      $93      $203
      Stock Index Portfolio                    $17     $51      $89      $193
      Value Portfolio                          $17     $53      $92      $200


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These examples do not show past or future expenses. Actual expenses for a particular year may be more or less than those shown in the examples.

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Notes: If your contract value is less than $10,000, on your contract anniversary (and upon a surrender), we will deduct a $30 fee. The examples use an average number as the amount of the annual contract fee. This amount was calculated by taking the total annual contract fees collected in the preceding calendar year and then dividing that number by the total assets allocated to the variable investment options shown in the examples. Based on this calculation, the annual contract fee is included as an annual charge of 0.02% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation(s). A table of accumulation unit values of interests for each variable investment option appears under the caption "Other Information" in this prospectus beginning on page 18. Premium taxes are not reflected in these examples. Premium taxes may apply, depending on the state where you live.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


1.   WHAT IS THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?

The Variable Investment Plan Variable Annuity is a contract between you, the owner, and us, the insurance company, The Prudential Insurance Company of America ("Prudential," "We" or "Us").


Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream. The earliest annuity date you can choose is the date of your third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

This annuity contract generally benefits from tax deferral. Tax deferral means that you are generally not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

The Variable Investment Plan is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 14 variable investment options as well as a guaranteed fixed interest-rate option. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the variable investment option(s) you have selected. Because the options fluctuate in value depending upon market conditions, your assets can either increase or decrease in value. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

As mentioned above, the Variable Investment Plan also contains a guaranteed fixed interest-rate option. This option offers an interest-rate that is guaranteed by us for one year and will always be at least 3% per year.

As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else and we agree to that designation. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine how much the payments are and how long these payments will continue. On and after the annuity date, the annuitant is the owner and may not be changed. The beneficiary becomes the owner when a death benefit is payable.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies. Your written request to change a beneficiary becomes effective when we approve it.

DEATH BENEFIT

If the annuitant dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the contractowner.

This is how the amount of the death benefit is calculated:

If the annuitant dies during the accumulation phase before age 65, the amount of the death benefit will be the greater of (a) the current value of the contract as of the date we receive appropriate proof of death, or (b) the total of all purchase payments plus any bonus credited by Prudential, reduced proportionally by withdrawals.

If the annuitant is age 65 or older, the amount of the death benefit will be the current value of the contract as of the date we receive appropriate proof of death.

Here is an example of how the death benefit is calculated:

Suppose a contractowner had made purchase payments and was credited a bonus totaling $100,000 but, due to unfortunate investment results, the contract value had decreased to $80,000. If the annuitant is younger than age 65, the death benefit would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contractowner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

$100,000, it would now be $50,000. As stated above, after age 65, the death benefit amount is simply the value of the contract.

Different rules may apply when co-annuitants are named. There are tax requirements that apply to distributions made as a result of an annuitant's death. See the Section 8, "WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?" and the Statement of Additional Information for details.

If the annuitant dies during the income phase, the death benefit, if any, is determined by the type of annuity payment option you select.

SHORT TERM CANCELLATION RIGHT OR  "FREE LOOK"

If you change your mind about owning the Variable Investment Plan, you may cancel your contract within 10 days after receiving it (or whatever period is required in the state where the contract was issued). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable law:

o    Your full purchase payment, or

o The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment.

OTHER CONTRACTS


This prospectus describes the Variable Investment Plan contract which is currently being offered for sale. There are earlier versions of the contract that Prudential no longer offers. These earlier versions have some different features which include differences in:

o    payout options,

o    sales charges on withdrawals, and


o    naming of an annuitant.

If you are an owner of a contract that is no longer offered for sale, you can find further information regarding contract differences throughout this prospectus and in the Statement of Additional Information.

2.   WHAT INVESTMENT OPTIONS CAN I CHOOSE?


The contract gives you the choice of allocating your purchase payments to any one or more of the 14 variable investment options or a fixed interest-rate option. There is a separate prospectus for the Prudential Series Fund, Inc. and for the Real Property Account provided with this prospectus. YOU SHOULD READ THE PRUDENTIAL SERIES FUND, INC. AND/OR REAL PROPERTY ACCOUNT PROSPECTUS BEFORE YOU DECIDE TO ALLOCATE YOUR ASSETS TO THESE VARIABLE INVESTMENT OPTIONS.

VARIABLE INVESTMENT OPTIONS

THE PRUDENTIAL SERIES FUND, INC.

Listed below are the Prudential Series Fund, Inc. ("Series Fund") portfolios which are available as variable investment options. Each portfolio has a different investment objective.


o    Conservative Balanced Portfolio

o    Diversified Bond Portfolio


o    Equity Portfolio


o    Flexible Managed Portfolio

o    Global Portfolio

o    Government Income Portfolio

o    High Yield Bond Portfolio

o    Money Market Portfolio

o    Natural Resources Portfolio

o    Prudential Jennison Portfolio (domestic equity)

o    Small Capitalization Stock Portfolio

o    Stock Index Portfolio


o    Value Portfolio (domestic equity) (formerly Equity Income Portfolio)

Prudential Series Fund, Inc. is managed by Prudential Investments Fund Management LLC ( "PIFM "), a Prudential subsidiary, through subadvisers that PIFM employs by using a manager-of-managers approach.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


Prudential Investment Management, Inc., also a Prudential subsidiary, serves as subadviser to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, Money Market, Small Capitalization Stock, and Stock Index Portfolios.

Jennison Associates LLC, also Prudential subsidiary, serves as subadviser to the Equity, Value, Global, and Natural Resources Portfolios.

GE Asset Management Incorporated and Salomon Brothers Asset Management Inc. each manage a portion of the Equity Portfolio.

Deutsche Asset Management Inc. and Victory Capital Management, Inc. each manage a portion of the Value Portfolio.


THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT


The Real Property Account, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land and other real estate related investments. The partnership is managed by Prudential, for which Prudential charges the partnership a daily fee of 1.25% per year of the average daily gross assets of the partnership.


FIXED INTEREST-RATE OPTION

We also offer a fixed interest-rate option. When you select this option, your payment will earn interest at the established rate for a one-year period. This rate will always be at least 3%. A new interest-rate period is established every time you allocate or transfer money into the fixed interest-rate option. You may have money allocated in more than one interest-rate period at the same time. This could result in your money earning interest at different rates and each interest-rate period maturing at a different time.

TRANSFERS AMONG OPTIONS


Up to four times each contract year, you can transfer money among the mutual fund investment options and from the mutual fund investment options to the fixed interest-rate option and the Real Property Account. The minimum transfer amount is $300. You will need to get our consent if you want to make a transfer that is less than $300 or if making a transfer would reduce the value of the variable interest option to less than $300. Your transfer request may be made by telephone or in writing to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received.


YOU CAN MAKE TRANSFERS OUT OF THE FIXED INTEREST-RATE AND THE REAL PROPERTY ACCOUNT OPTIONS ONLY DURING THE 30-DAY PERIOD FOLLOWING YOUR CONTRACT ANNIVERSARY DATE.

The maximum amount you may transfer from the fixed interest-rate option is limited to the greater of:

o    25% of the amount allocated to the fixed interest-rate option, or

o    $2,000.

The maximum amount you may transfer from the Real Property Account is limited to the greater of:

o    50% of the amount allocated to the Real Property Account, or

o    $10,000.


The purchase payments that you direct to the variable investment options are invested by us according to an agreement that we maintain with the fund. Typically, these agreements give the fund the right to refuse transaction requests that would be disruptive to the fund such as transaction requests associated with market timing activity. These agreements also allow the fund to cease selling shares to the Separate Account and to terminate the agreement altogether. To avoid undermining our contractual relationship with the fund, we will take whatever lawful measures are available to avoid disruption to the funds, which could include rejecting a transaction that is part of a market timing arrangement.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

DOLLAR COST AVERAGING


The Dollar Cost Averaging ("DCA") feature allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You may choose to have these automatic transfers from the DCA account made monthly. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.


When you establish your DCA account with your first purchase payment, you must allocate either $2,000 or 10% of your purchase payment, whichever is greater, to your DCA account. If you establish your DCA account at a later time, a minimum of $2,000 is required. Once your DCA account is opened, as long as it has a positive balance, you may allocate or transfer amounts to the DCA account just as you would with any other investment option.

Once established, your first transfer out of the account must be at least 3% of your DCA account. The minimum amount you can transfer into any one investment option is $20. Transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to re-open the DCA account at any time.

Your transfers will be made on the last calendar day of each month, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

Any transfers you make because of Dollar Cost Averaging are not counted toward the four transfers you are allowed each year. This feature is available only during the contract accumulation phase.

VOTING RIGHTS


Prudential is the legal owner of the shares in the Series Fund, however, we vote these shares according to voting instructions we receive from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions, and the shares that we own directly, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation.


SUBSTITUTION

We may substitute one or more of the Series Fund portfolios used by the mutual fund investment options. We may also cease to allow investments in existing portfolios. We would do this only if events such as investment policy changes or tax law changes make the portfolio unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

OTHER CHANGES

We may also make other changes to such things as the minimum amounts for purchases, transfers and withdrawals. However, before imposing such changes we will give you at least 90 days notice.

3.   WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
     (ANNUITIZATION)

PAYMENT PROVISIONS


Under the terms of the currently offered contract we can begin making annuity payments any time after the third contract anniversary. Annuity payments must begin no later than the contract anniversary that coincides with or next follows the annuitant's 90th birthday (unless we agree to another date). Different provisions and payment options apply to certain previously offered contracts. See the discussion contained in the

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

Statement of Additional Information for further details.


We make the annuity options described below available at any time before the annuity date. All of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. At any time before your annuity date, you may ask us to change the annuity date specified in your contract to another date. This other date must be after the third contract anniversary or the beginning of the month following the date we receive your request, whichever is later.

As indicated above, when you decide to begin receiving annuity payments, your participation in the variable investment options ends. Generally, once you begin receiving regular payments you can not charge your payment plan. The value of your contract at that time, together with your choice of annuity option, will help determine how much your income payments will be. You should be aware that depending on how recently you made purchase payments, you may be subject to withdrawal charges and the recapture of bonus payments when you annuitize. For certain annuity options these withdrawal charges will be waived.

If an annuity option is not selected by your annuity date, the Interest Payment Option (Option 2, described below) will automatically be selected, unless prohibited by applicable law. Application of contract value to Option 2 will generally be taxed as a surrender of the contract.


OPTION 1. LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN OPTION


Under this option, we will make annuity payments monthly, quarterly, semiannually or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining certain period annuity payments in one lump sum, unless we are specifically instructed that the remaining monthly annuity payments shall continue to be paid to the beneficiary. The present value of the remaining certain period annuity payments is calculated by using the interest-rate used to compute the amount of the original 120 payments. The interest-rate used will always be at least 3.5% a year.


OPTION 2. INTEREST PAYMENT OPTION


Under this option, we hold all or a portion of your contract assets in order to accumulate interest. We can make interest payments on a monthly, quarterly, semiannual or annual basis or allow the interest to accrue on your contract assets. If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3% a year.


OPTION 3. OTHER ANNUITY OPTIONS


We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available any of the annuity options that are offered at your annuity date.


These options are referred to in your contract as the supplemental life annuity option. Under the supplemental life annuity option, we will waive withdrawal charges that might be applicable under other annuity options. In addition, if you select Option 1 without a right of withdrawal, we will effect that option under the supplemental life annuity option, if doing so provides greater monthly payments.

4.   WHAT IS THE 1% BONUS?

During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the variable investment options and the fixed interest-rate investment option.


The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of a purchase payment within eight contract anniversaries of the time that purchase payment was made. The only exception would be if you annuitize your contract in a way that is not

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

subject to a sales charge or if you make a withdrawal under the Critical Care Access option.

5.   HOW CAN I PURCHASE A VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

PURCHASE PAYMENTS

A purchase payment is the amount of money you give us to purchase the contract. The minimum purchase payment is $1,000. You can make additional purchase payments of at least $100 or more at any time during the accumulation phase. You must get our prior approval for purchase payments of $2 million or more. Prudential currently accepts subsequent purchase payments below this $100 minimum amount. We reserve the right to again require a $100 minimum at some future date.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable investment options and the fixed interest-rate option in whole percentages from 10% to 100%. The initial allocation to any investment option must be at least $300. The minimum subsequent allocation to a particular investment option must be at least 10% of your purchase payment. When you make additional purchase payments, they will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise.

We will credit initial purchase payments to your contract within two business days from the day on which payment is received at the Prudential Annuity Service Center. Our business day closes when the New York Stock Exchange does, usually at 4:00 p.m. Eastern time. If, however, your first purchase payment is made and we do not have enough information to establish your contract, we may need to contact you to request the required information. If we are not able to get this information within five business days, we will either return your purchase payment to you or get your consent to continue holding it until we receive the necessary information.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1. Adding up the total amount of money allocated to a specific investment option;

2. Subtracting from that amount insurance charges and any other charges such as taxes; and

3.   Dividing this amount by the number of outstanding accumulation units.


When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease or remain the same from day to day. The Accumulation Unit Values charts beginning on page 21 of this prospectus give you more detailed information about the accumulation units of the mutual fund investment options.


We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest-rate of 3% a year on that portion of the contract allocated to the fixed interest-rate option.

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

There are charges and other expenses associated with the contract that reduce the return on your

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


investment. These charges and expenses are described below.


INSURANCE CHARGES

Each day, we make a deduction for insurance charges as follows:

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.

The mortality and expense risk charge is equal, on an annual basis, to 1.20% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest-rate option.

If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

ANNUAL CONTRACT FEE


During the accumulation phase, if your contract value is less than $10,000 on the contract anniversary date, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The fee will be deducted proportionately from each of the investment options that you have selected. This charge will also be deducted when you surrender your contract if your contract value is less than $10,000 at that time.


WITHDRAWAL CHARGE

During the accumulation phase you can make withdrawals from your contract. Your withdrawal request will be processed as of the date it is received in good order at the Prudential Annuity Service Center.

When you make a withdrawal, money will be taken first from your earnings. When your earnings have been used up, then we will take the money from your purchase payments. You will not have to pay any withdrawal charge when you withdraw your earnings.

You will need to get our consent if you want to make a partial withdrawal that is less than $300 or, if by making a partial withdrawal, your contract value would be reduced to less than $300.

The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.


Each contract year, you can withdraw earnings plus up to 10% of your total contract value (calculated as of the date of the first withdrawal made in that contract year), without paying a withdrawal charge. This amount is referred to as the "charge-free" amount. Prior to the eighth contract anniversary following a purchase payment, if your withdrawal is more than the charge-free amount, a withdrawal charge will be applied. For this purpose, we treat purchase payments as withdrawn on a first-in, first-out basis.


The table below shows the withdrawal charges that would apply based on the number of contract years since the purchase payment was made.


                        Number of Contract Anniversaries
                    Since the Date of Each Purchase Payment


                     0 ................................ 8%
                     1 ................................ 7%
                     2 ................................ 6%
                     3 ................................ 5%
                     4 ................................ 4%
                     5 ................................ 3%
                     6 ................................ 2%
                     7 ................................ 1%


                     8 ................................ 0%


BONUS RECAPTURE


The bonus amount associated with a purchase payment will be deducted from your contract value in the same proportion that purchase

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


payments are withdrawn within eight contract anniversaries after the payment was made. This includes withdrawals made for the purpose of annuitizing if withdrawal charges would apply. If you make a withdrawal eight contract anniversaries or more after making the purchase payment that was credited with the bonus, you can withdraw all or part of your purchase payment and still retain the bonus amount.


CRITICAL CARE ACCESS

We will allow you to withdraw money from the contract and waive any withdrawal and annual contract fee, if the annuitant or the last surviving co-annuitant (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months. You would need to provide us with proof of the confinement. If a physician has certified that the annuitant or last surviving co-annuitant is terminally ill (has six months or less to live), there will be no charge imposed for withdrawals. Critical Care Access is not available in all states.


TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.6%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.


COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We are not currently charging the separate account for company taxes. We will periodically review the issue of charging the separate account for company taxes and may impose such a charge in the future.

7.   HOW CAN I ACCESS MY MONEY?

You can access your money by:

o    Making a withdrawal (either partial or complete), or

o    Electing to receive annuity payments during the income phase.

When you make a complete withdrawal, you will receive the value of your contract less any applicable charges and fees as of the day we receive your request at the Prudential Annuity Service Center in a form acceptable to us.

Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the variable investment options as well as the fixed interest-rate option, depending on which options you have selected. You will have to receive our consent to make a partial withdrawal if the amount is less than $300 or if, as a result of the withdrawal, the value of your contract is reduced to less than $300.

We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, if any, from the assets in your contract.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.

AUTOMATED WITHDRAWALS

This contract offers an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals of a specified dollar amount at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.

You can make withdrawals from any designated investment option or proportionally from all investment options. Withdrawal charges may be

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can take is $300.


INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.


SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

     1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   Trading on the New York Stock Exchange is restricted;


     3. An emergency exists, as determined by the SEC, during which sales of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or


     4. The Securities and Exchange Commission, by order, so permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or transfer made from the investment options promptly upon request. We are, however, permitted to delay payment for up to six months on withdrawals from the fixed interest-rate option. If we delay payment for more than 30 days, we will pay you interest at an annualized rate of at least 3%.

8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE VARIABLE INVESTMENT PLAN VARIABLE ANNUITY CONTRACT?

The following discussion covers annuity contracts owned by individuals. It does not cover annuity contracts held under tax-favored retirement plans or contracts held by other than individuals. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice.

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

TAXES PAYABLE BY YOU

Generally, annuity contracts issued to you by the same company (and affiliates) during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

TAXES ON WITHDRAWALS AND SURRENDERS


o If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract, while you are alive even if the withdrawal is paid to someone else.

o If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal.

o If you elect the interest payment option, you will be treated, for tax purposes as surrendering your contract.

o If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

received tax-free) and the denominator of which is the total expected payments under the contract.


After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.


A lump sum payment taken in lieu of remaining annuity payments is not considered an annuity payment for tax purposes. Any such lump sum payment distributed to an annuitant would be taxable as ordinary income and may be subject to a penalty tax.


TAX PENALTIES ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:


o the amount is paid on or after you reach age 59 1/2, or in the event of your death;

o    the amount received is attributable to your becoming disabled;

o the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; and

o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

If you modify the lifetime annuity payment stream (other than as a result of death or disability) before you reach age 59Z1 2 (or before the end of the five-year period beginning with the first payment and ending after you reach age 59Z1 2 ), your tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

TAXES PAYABLE BY BENEFICIARIES

Generally, the same tax rules apply to amounts received by your beneficiary as those stated above with respect to you. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments.

ANNUITY QUALIFICATION

DIVERSIFICATION AND INVESTOR CONTROL

In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. For further information on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for the Series Fund. It also means that Prudential, and not you as the contractowner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these requirements will be met.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH

Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the annuity date, the entire interest in the contract must be distributed within five years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom ownership of the contract passes

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

by reason of death. Your beneficiary must be a natural person.

If any portion of the contract is payable to (or for the benefit of) your surviving spouse, such portion of the contract may be continued with your spouse as the owner.

CHANGES IN THE CONTRACT

We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

o The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

o Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

o    You wish additional information on withholding taxes.

o    You are a nonresident alien.

o You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

TAXES PAID BY PRUDENTIAL

Although the separate account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the separate account are taxed as part of the operations of Prudential. No charge is currently being made against the separate account for company federal income taxes. We will periodically review the question of charging the separate account for company federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

Under current law, Prudential may incur state and local taxes in addition to premium taxes in certain states. At present, these taxes are not significant and they are not charged against the contract or the separate account. If there is a material change in applicable state or local tax laws, the taxes paid by Prudential that are attributable to the separate account may result in a corresponding charge against the separate account.

9.   OTHER INFORMATION

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company founded in 1875 under the laws of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, the U.S. Virgin Islands and in all states. Prudential is subject to the insurance laws and regulations of all states where it is licensed to do business.


Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization." On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals, will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all the guaranteed benefits described in your policy or contract would stay the same.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY


Until demutualization occurs, a policy or contract issued by Prudential has ownership interests, which generally include the right to vote for the Board of Directors. These rights would end once Prudential demutualizes.

THE SEPARATE ACCOUNT


We have established a separate account, the Prudential Individual Variable Contract Account ("separate account"), to hold the assets that are associated with the contracts. The separate account was established under New Jersey law on October 12, 1982, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Prudential and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Prudential, including its consolidated financial statements, is provided in the Statement of Additional Information.

THE REAL PROPERTY ACCOUNT

The Prudential Variable Contract Real Property Account ("Real Property Account") is a separate account of Prudential that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotel, apartments or industrial properties. It also invests in mortgage loans and other real estate related investments.

A full description of the Real Property Account, its management, policies, and restrictions, its charges and expenses, the investment risks, the partnership's investment objectives and all other aspects of the Real Property Account's and the partnership's operations is contained in the attached prospectus. Any contractowner considering the real estate investment option should read the attached prospectus for the Real Property Account, together with this prospectus.

SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC ("PIMS"), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is a wholly-owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the Contract either:

o    a commission of up to 6.00% of your Purchase Payments; or

o a combination of a commission on Purchase Payments and a "trail" commission--which is a commission determined as a percentage of your Contract Value that is paid periodically over the life of your Contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representatives who sold the Contract will receive significantly less.

From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not results directly in any additional charge to you."


ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. Under certain circumstances we must approve the assignment before it becomes effective. An assignment, like any other change in ownership, may trigger a taxable event.

                   VARIABLE INVESTMENT PLAN VARIABLE ANNUITY

If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

LITIGATION


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life Insurance Company ("Pruco Life") and Prudential involving and individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.

As of December 31, 2000, Prudential and/or Pruco Life remained a party to approximately 109 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. Some of these cases seek substantial damages while other seek unspecified compensatory, punitive or treble damages. It is possible that substantial punitive damages might be awarded in one or more of these cases. Additional suits may also be filed by other individuals who "opted out" of the settlements.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

As of December 31, 2000 Prudential has paid or reserved for payment $4,405 billion before tax, equivalent to $2.850 billion after tax to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associatiated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issued.


FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and its subsidiaries and the financial statements of the Separate Account associated with the Variable Investment Plan are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

CONTENTS:

o    Company

o    Directors and Officers

o Further Information Regarding Previously Offered Variable Investment Plan Contracts

o    Distribution of the Contract

o    Participation in Divisible Surplus

o    Performance Information

o    Legal Opinions

o    Experts

o    Federal Tax Status

o    Financial Information


HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each Contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time and begin to receive your own copy of prospectuses and shareholder reports by calling 1-877-778-5008.


                                                      ACCUMULATION UNIT VALUES
                                         THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                PRUDENTIAL'S VARIABLE INVESTMENT PLAN
                                                  (Condensed Financial Information)


                                                                                          SUBACCOUNTS
                                                              --------------------------------------------------------------------
                                                                                          MONEY MARKET
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 TO          TO          TO          TO         TO          TO
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........    $  2.260  $    2.179   $   2.092   $   2.008   $  1.931   $   1.847
2.Accumulation unit value at end of period.................       2.372       2.260       2.179       2.092      2.008       1.931
3.Number of accumulation units outstanding at end of period  15,094,535  19,534,818  19,160,802  16,449,578 20,966,170  21,383,688

                                                                                SUBACCOUNTS
                                                              ---------------------------------------------
                                                                                MONEY MARKET
                                                              ---------------------------------------------
                                                              01/01/94    01/01/93    01/01/92    01/01/91
                                                                 TO          TO          TO          TO
                                                              12/31/94    12/31/93    12/31/92    12/31/91
                                                             ----------  ----------  ----------  ----------
1.Accumulation unit value at beginning of period...........    $  1.796   $   1.766   $   1.722   $   1.641
2.Accumulation unit value at end of period.................       1.847       1.796       1.766       1.722
3.Number of accumulation units outstanding at end of period  19,719,686  21,196,310  25,559,750  27,651,809
                                                              ---------------------------------------------
                                                                                        DIVERSIFIED BOND
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 TO          TO          TO          TO         TO          TO
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........    $  3.332   $   3.397   $   3.208   $   2.990   $  2.899   $   2.430
2.Accumulation unit value at end of period.................       3.613       3.332       3.397       3.208      2.990       2.899
3.Number of accumulation units outstanding at end of period  10,095,327  12,088,846  14,862,088  15,781,677 17,983,051  17,350,482
                                                              --------------------------------------------------------------------
                                                                           Diversified Bond
                                                              ---------------------------------------------
                                                              01/01/94    01/01/93    01/01/92    01/01/91
                                                                 TO          TO          TO          TO
                                                              12/31/94    12/31/93    12/31/92    12/31/91
                                                             ----------  ----------  ----------  ----------
1.Accumulation unit value at beginning of period...........    $  2.541   $   2.335   $   2.204   $   1.916
2.Accumulation unit value at end of period.................       2.430       2.541       2.335       2.204
3.Number of accumulation units outstanding at end of period  19,297,770  22,228,674  19,270,816  15,157,524
                                                              ---------------------------------------------
                                                                                       Government Income
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 TO          TO          TO          TO         TO          TO
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........    $  1.949   $   2.027   $   1.881   $   1.736   $  1.719   $   1.456
2.Accumulation unit value at end of period.................       2.172       1.949       2.027       1.881      1.736       1.719
3.Number of accumulation units outstanding at end of period  17,709,759  20,844,166  24,947,937  26,590,965 32,103,624  36,188,716
                                                              --------------------------------------------------------------------
                                                                           Government Income
                                                              --------------------------------------------
                                                              01/01/94    01/01/93    01/01/92   01/01/91
                                                                 TO          TO          TO         TO
                                                              12/31/94    12/31/93    12/31/92   12/31/91
                                                             ----------  ----------  ----------  ---------
1.Accumulation unit value at beginning of period...........    $  1.553   $   1.397   $   1.335   $  1.164
2.Accumulation unit value at end of period.................       1.456       1.553       1.397      1.335
3.Number of accumulation units outstanding at end of period  42,950,931  51,712,560  31,196,202  5,114,032
                                                              --------------------------------------------
                                                                                 Conservative Balanced
                                                             ------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98     01/01/97     01/01/96
                                                                 TO          TO          TO           TO           TO
                                                              12/31/00    12/31/99    12/31/98     12/31/97     12/31/96
                                                             ----------  ----------  -----------  ----------- -----------
1.Accumulation unit value at beginning of period...........    $  4.469   $   4.238   $    3.839   $    3.424   $   3.077
2.Accumulation unit value at end of period.................       4.394       4.469        4.238        3.839       3.424
3.Number of accumulation units outstanding at end of period  70,918,908  86,467,189  103,465,203  117,938,119 132,264,454

                                                                                Conservative Balanced
                                                             ------------------------------------------------------------
                                                               01/01/95     01/01/94    01/01/93     01/01/92   01/01/91
                                                                  to           to          to           to         to
                                                               12/31/95     12/31/94    12/31/93     12/31/92   12/31/91
                                                             -----------  -----------  -----------  ---------- ----------
1.Accumulation unit value at beginning of period...........    $   2.655   $    2.713   $    2.447   $   2.316   $  1.968
2.Accumulation unit value at end of period.................        3.077        2.655        2.713       2.447      2.316
3.Number of accumulation units outstanding at end of period  133,247,386  144,960,917  132,233,247  94,037,783 64,776,062


* Commencement of Business

The financial statements of the Account are in the Statement of Additional Information.


                                                      ACCUMULATION UNIT VALUES
                                         THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                PRUDENTIAL'S VARIABLE INVESTMENT PLAN
                                           (Condensed Financial Information) (Continued)



                                                                                          SUBACCOUNTS
                                                              --------------------------------------------------------------------
                                                                                        FLEXIBLE MANAGED
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 TO          TO          TO          TO         TO          TO
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........    $  5.266   $   4.944   $   4.540   $   3.895   $  3.469   $   2.828
2.Accumulation unit value at end of period.................       5.129       5.266       4.944       4.540      3.895       3.469
3.Number of accumulation units outstanding at end of period  40,893,782  50,140,349  61,157,390  70,568,253 80,196,501  80,116,280
                                                              --------------------------------------------------------------------
                                                                            SUBACCOUNTS
                                                              ---------------------------------------------
                                                                          FLEXIBLE MANAGED
                                                              ---------------------------------------------
                                                              01/01/94    01/01/93    01/01/92    01/01/91
                                                                 TO          TO          TO          TO
                                                              12/31/94    12/31/93    12/31/92    12/31/91
                                                             ----------  ----------  ----------  ----------
1.Accumulation unit value at beginning of period...........    $  2.955   $   2.587   $   2.434   $   1.963
2.Accumulation unit value at end of period.................       2.828       2.955       2.587       2.434
3.Number of accumulation units outstanding at end of period  86,950,166  82,697,681  67,080,104  57,549,789
                                                              ---------------------------------------------
                                                                                        HIGH YIELD BOND
                                                              -------------------------------------------------------------------
                                                              01/01/00   01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 TO         TO          TO          TO         TO          TO
                                                              12/31/00   12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ---------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........    $ 2.302   $   2.227   $   2.308   $   2.053   $  1.865   $   1.605
2.Accumulation unit value at end of period.................      2.095       2.302       2.227       2.308      2.053       1.865
3.Number of accumulation units outstanding at end of period  8,955,833  11,178,289  14,194,497  15,264,711 16,519,861  15,869,142
                                                              -------------------------------------------------------------------
                                                                         HIGH YIELD BOND
                                                              -------------------------------------------
                                                              01/01/94    01/01/93   01/01/92   01/01/91
                                                                 to          to         to         to
                                                              12/31/94    12/31/93   12/31/92   12/31/91
                                                             ----------  ----------  ---------  ---------
1.Accumulation unit value at beginning of period...........    $  1.670   $   1.417   $  1.220   $  0.887
2.Accumulation unit value at end of period.................       1.605       1.670      1.417      1.220
3.Number of accumulation units outstanding at end of period  15,675,021  14,204,249  8,951,297  5,593,083
                                                              -------------------------------------------
                                                                                          STOCK INDEX
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 TO          TO          TO          TO         TO          TO
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........    $  5.768   $   4.842   $   3.816   $   2.907   $  2.401   $   1.772
2.Accumulation unit value at end of period.................       5.185       5.768       4.842       3.816      2.907       2.401
3.Number of accumulation units outstanding at end of period  30,002,946  32,475,674  33,545,384  33,400,486 32,289,212  26,855,828
                                                              --------------------------------------------------------------------
                                                                             STOCK INDEX
                                                              ---------------------------------------------
                                                              01/01/94    01/01/93    01/01/92    01/01/91
                                                                 TO          TO          TO          TO
                                                              12/31/94    12/31/93    12/31/92    12/31/91
                                                             ----------  ----------  ----------  ----------
1.Accumulation unit value at beginning of period...........    $  1.776   $   1.639   $   1.548   $   1.208
2.Accumulation unit value at end of period.................       1.772       1.776       1.639       1.548
3.Number of accumulation units outstanding at end of period  25,648,545  24,959,253  19,968,362  12,084,160
                                                              ---------------------------------------------
                                                                                 VALUE (FORMERLY EQUITY INCOME)
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 TO          TO          TO          TO         TO          TO
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........    $  4.406   $   3.963   $   4.108   $   3.044   $  2.530   $   2.104
2.Accumulation unit value at end of period.................       5.032       4.406       3.963       4.108      3.044       2.530
3.Number of accumulation units outstanding at end of period  18,220,983  22,411,904  28,115,406  29,188,995 29,360,348  28,317,862

                                                                   VALUE (FORMERLY EQUITY INCOME)
                                                              -------------------------------------------
                                                              01/01/94    01/01/93   01/01/92   01/01/91
                                                                 TO          TO         TO         TO
                                                              12/31/94    12/31/93   12/31/92   12/31/91
                                                             ----------  ----------  ---------  ---------
1.Accumulation unit value at beginning of period...........    $  2.099   $   1.737   $  1.596   $  1.267
2.Accumulation unit value at end of period.................       2.104       2.099      1.737      1.596
3.Number of accumulation units outstanding at end of period  26,707,292  19,580,278  8,359,974  3,601,671


*Commencement of Business

The financial statements of the Account are in the Statement of Additional Information.


                                                      ACCUMULATION UNIT VALUES
                                         THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                PRUDENTIAL'S VARIABLE INVESTMENT PLAN
                                           (Condensed Financial Information) (Continued)

                                                                                          SUBACCOUNTS
                                                              --------------------------------------------------------------------
                                                                                             EQUITY
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 TO          TO          TO          TO         TO          TO
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........    $  8.402   $   7.559   $   6.996   $   5.680   $  4.850   $   3.738
2.Accumulation unit value at end of period.................       8.574       8.402       7.559       6.996      5.680       4.850
3.Number of accumulation units outstanding at end of period  28,706,480  34,792,596  42,333,211  47,230,540 50,992,740  48,356,691
                                                              --------------------------------------------------------------------
                                                                             SUBACCOUNTS
                                                              ---------------------------------------------
                                                                               EQUITY
                                                              ---------------------------------------------
                                                              01/01/94    01/01/93    01/01/92    01/01/91
                                                                 TO          TO          TO          TO
                                                              12/31/94    12/31/93    12/31/92    12/31/91
                                                             ----------  ----------  ----------  ----------
1.Accumulation unit value at beginning of period...........    $  3.681   $   3.056   $   2.709   $   2.176
2.Accumulation unit value at end of period.................       3.738       3.681       3.056       2.709
3.Number of accumulation units outstanding at end of period  44,189,146  39,039,555  29,987,497  25,189,460
                                                              ---------------------------------------------
                                                                                             GLOBAL
                                                              --------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96    01/01/95
                                                                 TO          TO          TO          TO         TO          TO
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                                             ----------  ----------  ----------  ---------- ----------  ----------
1.Accumulation unit value at beginning of period...........    $  3.472   $   2.370   $   1.917   $   1.814   $  1.533   $   1.339
2.Accumulation unit value at end of period.................       2.825       3.472       2.370       1.917      1.814       1.533
3.Number of accumulation units outstanding at end of period  17,018,949  15,572,878  16,442,502  19,189,192 21,007,801  18,445,275
                                                              --------------------------------------------------------------------
                                                                              GLOBAL
                                                              ------------------------------------------
                                                              01/01/94    01/01/93  01/01/92   01/01/91
                                                                 to          to        to         to
                                                              12/31/94    12/31/93  12/31/92   12/31/91
                                                             ----------  ---------  ---------  ---------
1.Accumulation unit value at beginning of period...........    $  1.425   $  1.007   $  1.056   $  0.959
2.Accumulation unit value at end of period.................       1.339      1.425      1.007      1.056
3.Number of accumulation units outstanding at end of period  20,295,941  5,444,571  1,299,663  1,247,336
                                                              ------------------------------------------
                                                                                     NATURAL RESOURCES
                                                              ---------------------------------------------------------------
                                                              01/01/00   01/01/99  01/01/98   01/01/97   01/01/96    01/01/95
                                                                 TO         TO        TO         TO         TO          TO
                                                              12/31/00   12/31/99  12/31/98   12/31/97   12/31/96    12/31/95
                                                             ---------  ---------  ---------  --------- ----------  ---------
1.Accumulation unit value at beginning of period...........    $ 2.931   $  2.032   $  2.481   $  2.840   $  2.196   $  1.751
2.Accumulation unit value at end of period.................      3.988      2.931      2.032      2.481      2.840      2.196
3.Number of accumulation units outstanding at end of period  5,369,179  5,492,182  7,014.841  9,429,004 10,476,240  8,792,973
                                                                        NATURAL RESOURCES
                                                              -----------------------------------------
                                                              01/01/94   01/01/93  01/01/92   01/01/91
                                                                 TO         TO        TO         TO
                                                              12/31/94   12/31/93  12/31/92   12/31/91
                                                             ---------  ---------  ---------  ---------
1.Accumulation unit value at beginning of period...........    $ 1.851   $  1.497   $  1.412   $  1.295
2.Accumulation unit value at end of period.................      1.751      1.851      1.497      1.412
3.Number of accumulation units outstanding at end of period  8,870,868  5,634,046  3,079,123  3,120,415
                                                              -----------------------------------------
                                                                                    PRUDENTIAL JENNISON
                                                              ------------------------------------------------------------------
                                                              01/01/00    01/01/99    01/01/98    01/01/97   01/01/96  01/01/95*
                                                                 TO          TO          TO          TO         TO         TO
                                                              12/31/00    12/31/99    12/31/98    12/31/97   12/31/96   12/31/95
                                                             ----------  ----------  ----------  ---------- ---------  ---------
1.Accumulation unit value at beginning of period...........    $  3.497   $   2.489   $   1.832   $   1.408   $ 1.245   $  1.009
2.Accumulation unit value at end of period.................       2.856       3.497       2.489       1.832     1.408      1.245
3.Number of accumulation units outstanding at end of period  40,561,838  31,896,465  20,612,417  11,790,707 8,907,930  3,331,892
                                                              ------------------------------------------------------------------
                                                                                   SMALL CAPITALIZATION STOCK
                                                              ---------------------------------------------------------------------
                                                              01/01/00    01/01/99   01/01/98   01/01/97   01/01/96  01/01/95*
                                                                 TO          TO         TO         TO         TO         TO
                                                              12/31/00    12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
                                                             ----------  ---------  ----------  --------- ---------  ---------
1.Accumulation unit value at beginning of period...........    $  1.902   $  1.708   $   1.742   $  1.408   $ 1.190   $  1.002
2.Accumulation unit value at end of period.................       2.120      1.902       1.708      1.742     1.408      1.190
3.Number of accumulation units outstanding at end of period  10,226,502  8,966,981  10,647,324  8,957,289 5,169,868  1,491,116
                                                              ---------------------------------------------------------------------


*Commencement of Business

The financial statements of the Account are in the Statement of Additional Information.

                     (This page is intentionally left blank)

STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2001


INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OF THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

     The Individual Variable Annuity Contract (the "contract") of The Prudential Individual Variable Contract Account (the "account") is a variable annuity contract issued by The Prudential Insurance Company of America ("Prudential"). The contract is purchased by making an initial purchase payment of $1,000 or more; subsequent payments must be $100 or more. Prudential currently accepts subsequent purchase payments below this $100 minimum amount. We reserve the right to again require a $100 minimum at some future date.


     This statement of additional information is not a prospectus and should be read in conjunction with the contract's prospectus, dated May 1, 2001, which is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777, or by telephoning (888) PRU-2888.



                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                           Telephone: (888) PRU-2888


VIP1B

                                    CONTENTS

                                                                            PAGE

OTHER INFORMATION CONCERNING THE ACCOUNT
Company ...................................................................    1
Directors and Officers  ...................................................    1
Further Information Regarding Previously Offered Individual Variable
  Investment Plan Contracts ...............................................    4
Distribution of the Contract  .............................................    6
Participation in Divisible Surplus  .......................................    6
Performance Information ...................................................    7
Comparative Performance Information .......................................    9
Experts ...................................................................    9
Legal Opinions  ...........................................................    9
Federal Tax Status  .......................................................    9
Financial Statements  .....................................................   10

FINANCIAL STATEMENTS OF THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT
  ACCOUNT .................................................................  A-1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF
  AMERICA AND SUBSIDIARIES ................................................  B-1

DETERMINATION OF ACCUMULATION UNIT VALUES AND OF THE AMOUNT
  OF MONTHLY VARIABLE ANNUITY PAYMENTS ....................................  C-1

                                    COMPANY

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   DIRECTORS


FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2006). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch Lomb, Inc. Age 67.
Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 65. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Investment Committee. President and Chief Executive Officer, Q-Linx Inc. since 2001. President and Chief Operating Officer, The Swarthmore Group, Inc. from 1999-2000. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 48. Address:
1025 Connecticut Avenue, N.W., Suite 1012, Washington, D.C. 20036.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2007). Member, Compensation Committee; Member, Committee on Business Ethics. Retired since 2000. President & Chief Operating Officer, Bell Atlantic Corporation, from 1998-2000. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Agilient Technologies, Inc., Quantum Bridge Communications and Johnson & Johnson. Age 58. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2005). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, The Dow Chemical Company and DTE Energy Company. Age 66. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of JP Morgan Chase & Co., Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 59. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividend. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director CDL, Inc. Age 64. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2005). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 66. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Compensation Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2005). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 69. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Professor Malkiel is also a director of Baker Fentress & Company, The Jeffrey Company, NeuVis, Inc. and Vanguard Group, Inc. Age 68. Address:
Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 58. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Auditing Committee. Principal, Investment Strategies International since 1994 and Chairman of the Volkhov International Business Incubator since 1995. Age 66. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 70. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 69. Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, The Toronto-Dominion Bank, Ontario Power Generation, Inc., Stuart Energy Systems, Inc., Nexen Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 67. Address: 11th Floor TD Tower, Toronto Dominion Centre, Toronto, ON, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations Member, Auditing Committee. Founding Principal, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. and Apex Microtechnology Corporation. Age 60. Address: 7600 Double Tree Ranch Road, Suite 240, Scottsdale, AZ 95258.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2005). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to

1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of Regeneron Pharmaceuticals, Inc. Age 71. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 67. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Genosys Technology Management Inc. Age 73. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 58.

VIVIAN BANTA--Executive Vice President, U.S. Consumer Group since 2001; Executive Vice President, Individual Financial Services 2000-2001; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 50.

MICHELE S. DARLING--Executive Vice President, Corporate Governance, Human Resources and Community Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 54.

MARK B. GRIER--Executive Vice President, Financial Management, Government Affairs and Demutualization since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JEAN D. HAMILTON--Executive Vice President, Institutional since 2001; Executive Vice President, Prudential Institutional 1998-2001; President, Diversified Group from 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 54.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Prudential Investment Management since 2001 and Chairman and CEO of Prudential Securities since 11/2000; Executive Vice President, Global Asset Management 1998-2001 and Prudential Securities 10/2000-11/2000; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 47.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 53.

ANTHONY S. PISZEL--Senior Vice President and Comptroller since 2000; Vice President and Comptroller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 46.

C. EDWARD CHAPLIN--Senior Vice President and Treasurer since 2000; Vice President and Treasurer 1995 to 2000; prior to 1995, Managing Director and Assistant Treasurer. Age 44.

SUSAN J. BLOUNT--Vice President, Corporate Counsel and Secretary since 2000; Vice President and Secretary 1995 to 2000; prior to 1995, Assistant General Counsel. Age 43.


                FURTHER INFORMATION REGARDING PREVIOUSLY OFFERED
                    INDIVIDUAL VARIABLE INVESTMENT CONTRACTS

ANNUITY OPTIONS UNDER THE WVA-83 AND VIP-84 CONTRACTS

If you own a WVA-83 contract or a VIP-84 contract, the following provisions of this section apply to you. You have considerable flexibility in selecting an annuity: (1) you may select either a fixed-dollar or variable annuity (a variable annuity is not available under the Supplemental Life Annuity Option described in item 5 below) or both; (2) you may select more than one annuity option; (3) if you select a variable annuity, you may apply the value of your variable account to only one or to two or more subaccounts, and not necessarily the same subaccount distribution as you used before selecting an annuity; and
(4) if two annuitants are named in the VIP-84 contract, you may select a separate annuity or annuities for each annuitant. However, the initial minimum monthly payment amount will be applicable to each payee, each annuity, and each subaccount selected.

Except as provided in the Annuity Certain option described in item 4 below, and under certain forms of annuity available under the Supplemental Life Annuity option described in item 5 below, once annuity payments begin, the annuitant cannot surrender the annuity benefit and receive a one-sum payment instead of regular annuity payments. (such surrender and one-sum payment also may be under certain forms of annuity available under the Supplemental Life Annuity option described in item 5 below). However, if a variable annuity is selected, the annuitant may transfer the annuity funds between subaccounts up to four times each contract year. Additionally, an annuitant who is receiving a variable annuity may convert all or a part of the variable annuity to a fixed-dollar annuity, provided: (1) the fixed-dollar annuity is the same form of annuity as the variable annuity and has the same certain or specified period as remained under the variable annuity on the conversion date, (2) the present value on the conversion date of the variable annuity, or portion of the variable annuity to be converted, calculated in accordance with the contract, must produce a monthly payment of at least $20 under the fixed-dollar annuity, and (3) if only a portion of the variable annuity is converted, the annuity units remaining in the unconverted portion must be sufficient to produce a monthly payment on the conversion date of at least $20.

After annuity payments begin, conversion may not be made from a fixed-dollar annuity to a variable annuity.

The forms of annuity from which you may select are listed below. Under each, (1) variable annuity payments can be expected to vary from month to month according to the investment experience of the portfolio or portfolios in which your variable account is invested, or (2) fixed-dollar annuity payments will be in monthly installments of a guaranteed amount. For the reason explained on page C-1 of this statement of additional information, if the assets of the subaccount which you have selected do not earn an investment return of 4.7% a year, the amount of payments under a variable annuity will decrease; conversely, if the assets of the subaccount(s) which you have selected earn an investment return of more than 4.7% a year, variable annuity payments will increase. Unless applicable law states otherwise, if you choose to convert your variable account into an annuity but fail to select one or more of the annuity options, we will provide a variable Life Annuity with 120 Payments (10 years) Certain to the annuitant. If two annuitants are named in the VIP-84 contract and both are living, the variable Life Annuity with 120 Payments (10 years) Certain will be provided for the annuitant identified as first annuitant in the contract.

1. LIFE ANNUITY. Payments will be made to the annuitant monthly during his or her lifetime and will end with the last monthly payment before his or her death. Should the annuitant die within a few years after payments begin, total payments received will probably be substantially less than the value of your variable account when annuity payments first began, and as little as one payment could be received under this form of annuity.

2. LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary designated by the annuitant unless he or she chooses to do so. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, we will discount each such payment at an interest-rate of 3.5% a year. The monthly payments under this form of annuity will be slightly lower than those payable under the life annuity described above.

3. JOINT AND SURVIVOR LIFE ANNUITY. Payments will be made to the annuitant monthly during his or her lifetime and, if the contingent annuitant you designate is living at the time of the annuitant's death, to that person until his or her death. The monthly payments to your contingent annuitant will be equal to those that would have been received by the annuitant if he or she had survived unless a different amount is required by applicable law or regulation or by the terms of a plan. Monthly payments under this form of annuity will be less than the payments under either of the forms described above.

4. ANNUITY CERTAIN. Payments will be made to the annuitant monthly for a period of 60, 120, 180 or 240 months. During this period, the annuitant may elect to receive a lump sum payment in lieu of the remaining monthly payments or to receive a partial lump sum payment with reduced monthly payments thereafter. Any partial lump sum payment must be $300 or more. Also, the initial reduced monthly payment must equal or exceed $20. If the annuitant dies during the annuity-certain period, monthly payments will not continue to the beneficiary you designate unless you so select. Instead, the beneficiary will receive a lump sum payment. The amount of the lump sum payment (or partial lump sum payment) is determined by discounting each remaining unpaid monthly payment (or the amount by which each remaining monthly payment is reduced as a result of a partial lump sum payment) at an interest-rate of 3.5% a year. This will be paid to the annuitant or the annuitant's beneficiary, whichever is applicable.

5. SUPPLEMENTAL LIFE ANNUITY. You may choose to receive the proceeds of your contract fund in the form of payments like those of any annuity or life annuity offered at your annuity date. Under the Supplemental Life Annuity option, Prudential will waive withdrawal charges that might be applicable under options 1-4. Further, if you select option 1, 2, 3 or 4 without a right of withdrawal, Prudential will effect that option under the Supplemental Life Annuity option if doing so provides greater monthly payments.

DIFFERENCES UNDER THE WVA-83 CONTRACT

The descriptions of The Prudential Individual Variable Annuity Contract in the prospectus generally apply to the VIP-86 contract (currently offered for sale), the VIP-84 contract and the WVA-83 contract. Although differences among the three forms of contract have been described, additional differences between the earlier WVA-83 contract and the two later forms of the contract are set forth below.

     1.   SALES CHARGES ON WITHDRAWALS ..... Under the WVA-83 contract, any amount that you withdraw will be treated, for the purpose of determining the sales charge, as a withdrawal of purchase payments, rather than investment income, until you have withdrawn your total purchase payments. There will be no sales charge on amounts withdrawn after all purchase payments have been withdrawn. For sales charge purposes, purchase payments are deemed to be withdrawn on a first-in, first-out basis. The amount of the sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since you made the particular purchase payments deemed to be withdrawn. The 10% free withdrawal privilege will be applied toward the total amount withdrawn. Withdrawals are treated, for purposes of federal income taxation, as first from investment income, even though Prudential treats them as being made from purchase payments.

     2.   NAMING OF ANNUITANT ..... Under the WVA-83 contract, only one annuitant may be named. There is no provision for naming two annuitants as is the case under the VIP-84 contract and the VIP-86 contract. Wherever this prospectus mentions "one or two annuitants", or "two annuitants", the term "two annuitants" does not apply to the WVA-83 contract, and anything which depends upon two annuitants being named in the contract does not apply to the WVA-83 contract. Therefore, any discussion in the prospectus which relates to two annuitants, such as the possibility of a death benefit credit being added to your variable account due to the death of the first to die of the two annuitants named in the contract will not apply to the WVA-83 contract.

     3.   DETERMINATION OF MINIMUM AMOUNT PAYABLE TO A BENEFICIARY ..... Under
          the WVA-83 contract, the minimum amount payable to the beneficiary (due to the death of the annuitant prior to age 65 and before the annuity date) will be equal to the total amount of purchase payment you have made, less any withdrawals (i.e., there is no proportional reduction of the minimum amount as is the case under the VIP-84 contract and the VIP-86 contract).

     4.   MODIFICATION OF SENTENCE ON PAGE C-1 OF THE STATEMENT OF ADDITIONAL
          INFORMATION ..... The second sentence in the next to last paragraph under section B, "Determination of the Amount of Monthly Variable Annuity Payment", as it applies to the WVA-83 Contract, is modified to read: "For example, for a person of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1,000 Annuity Units will result in the payment each month of an amount equal to the value of
          6.28 Annuity Units."

     5.   DETERMINATION OF AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS .....
          Under the WVA-83 contract, the amount of each monthly variable annuity payment made on the first day of the month will be equal to the Annuity Units (determined as described on page C-1 of the statement of additional information) multiplied by the Annuity Unit Value at the end of that day, if a business day, or otherwise at the end of the last preceding business day.

                          DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC ("PIMS"), a subsidiary of Prudential offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2000, 1999, and 1998, $3,169,610, $567,699, and $0, respectively were paid to PIMS for its services as principal underwriter. During 2000, 1999, and 1998 PIMS retained none of those commissions.


Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is a compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                       PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company, such as Prudential, differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Every owner of a Prudential contract participates in the divisible surplus of Prudential, according to an annual determination of Prudential's Board of Directors of the portion, if any, of the divisible surplus of the entire company that is attributable to the class of contracts of which he or she is an owner. Before annuity payments begin, it is unlikely that any dividends will be payable to the owners of the contracts described in the prospectus because the charges made by Prudential are not expected to exceed its actual expenses in distributing and administering the contracts. However, there may be dividends payable during the annuity income period.

                            PERFORMANCE INFORMATION


The tables that follow provide performance information for each subaccount through December 31, 2000. The performance information is based on historical experience and does not indicate or represent future performance.


AVERAGE ANNUAL TOTAL RETURN


Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2000 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the contract.


                                     TABLE 1

                           AVERAGE ANNUAL TOTAL RETURN



                                                                               From Date
                                                                               Subaccount
                                              One Year  Five Years  Ten Years  Established
                                     Date      Ended      Ended      Ended       Through
        Subaccount               Established  12/31/00   12/31/00   12/31/00    12/31/00
        ----------               -----------  --------  ----------  ---------  ----------
Diversified Bond ..............     6/83        3.55%      4.30%       6.49%      6.67%
Government Income .............     5/89        6.57%      4.60%       6.42%      6.81%
Conservative Balanced .........     6/83       -6.54%      7.21%       8.31%      7.99%
Flexible Managed ..............     5/83       -7.49%      7.96%      10.03%      8.99%
High Yield Bond ...............     2/87      -13.87%      2.14%       8.95%      4.94%
Stock Index ...................    10/87      -14.98%     16.52%      15.66%     15.74%
Equity ........................     6/83       -2.82%     11.91%      14.66%     12.09%
Prudential Jennison ...........     5/95      -23.22%     17.93%       N/A       20.10%
Small Capitalization Stock ....     5/95        6.61%     12.09%       N/A       14.01%
Global ........................     5/89      -23.52%     12.84%      11.38%      9.14%
Natural Resources .............     5/88       31.16%     12.51%      11.85%     11.61%
Real Property Account .........     5/88        2.85%      6.14%       4.60%      4.42%
Value .........................     2/88        9.33%     14.60%      14.75%     13.37%


The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: Px(1+T)(n) = ERA. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; n is the number of years; and ERA is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period. The annual contract fee is included, however, it applies only if the contract fund is less than $10,000 at the time the withdrawal is made.

NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the contractowner annuitizes at the end of the period.

                                     TABLE 2

               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL



                                                                               From Date
                                                                               Subaccount
                                              One Year  Five Years  Ten Years  Established
                                     Date      Ended      Ended      Ended       Through
        Subaccount               Established  12/31/00   12/31/00   12/31/00    12/31/00
        ----------               -----------  --------  ----------  ---------  ----------
Diversified Bond ..............     6/83       8.35%      4.43%        6.49%      6.67%
Government Income .............     5/89      11.37%      4.73%        6.42%      6.82%
Conservative Balanced .........     6/83      -1.74%      7.33%        8.31%      7.99%
Flexible Managed ..............     5/83      -2.69%      8.08%       10.03%      8.99%
High Yield Bond ...............     2/87      -9.07%      2.29%        8.95%      4.97%
Stock Index ...................    10/87     -10.18%     16.60%       15.66%     15.75%
Equity ........................     6/83       1.98%     12.02%       14.66%     12.09%
Prudential Jennison ...........     5/95     -18.42%     18.01%        N/A       20.10%
Small Capitalization Stock ....     5/95      11.41%     12.19%        N/A       14.09%
Global ........................     5/89     -18.72%     12.94%       11.38%      9.15%
Natural Resources .............     5/88      35.96%     12.61%       11.85%     11.61%
Real Property Account .........     5/88       7.65%      6.27%        4.60%      4.46%
Value .........................     2/88      14.13%     14.69%       14.75%     13.37%


Table 3 shows the cumulative total return for the subaccounts, assuming no withdrawal.

                                     TABLE 3

                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL



                                                                               From Date
                                                                               Subaccount
                                              One Year  Five Years  Ten Years  Established
                                     Date      Ended      Ended      Ended       Through
        Subaccount               Established  12/31/00   12/31/00   12/31/00    12/31/00
        ----------               -----------  --------  ----------  ---------  ----------
Diversified Bond ..............     6/83         8.35%    24.22%      87.59%     211.25%
Government Income .............     5/89        11.37%    25.99%      86.24%     115.89%
Conservative Balanced .........     6/83        -1.74%    42.41%     122.24%     286.23%
Flexible Managed ..............     5/83        -2.69%    47.45%     160.11%     354.83%
High Yield Bond ...............     2/87        -9.07%    11.97%     135.71%      95.76%
Stock Index ...................    10/87       -10.18%   115.55%     328.25%     589.40%
Equity ........................     6/83         1.98%    76.36%     292.70%     643.18%
Prudential Jennison ...........     5/95       -18.42%   128.87%      N/A        182.50%
Small Capitalization stock ....     5/95        11.41%    77.74%      N/A        111.13%
Global ........................     5/89       -18.72%    83.75%     193.80%     177.72%
Natural Resources .............     5/88        35.96%    81.06%     206.41%     301.74%
Real Property Account .........     5/88         7.65%    35.51%      56.75%      73.75%
Value .........................                 14.13%    98.43%     295.80%     402.29%


MONEY MARKET SUBACCOUNT YIELD


The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 29, 2000 were 5.38% and 5.54%, respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1.20% charge for mortality and expense risks. It does not reflect the deferred sales charge. It does reflect the annual contract fee, however it will only be charged if the Contract Fund is less than $10,000.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((base period return + 1) 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                      COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                                    EXPERTS


The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Prudential Individual Variable Contract Account as of December 31, 2000 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


                                 LEGAL OPINIONS

Shea & Gardner of Washington, D.C., has provided advice on certain matters relating to the federal securities laws in connection with the contract.

                               FEDERAL TAX STATUS

OTHER TAX RULES

o    ENTITY OWNERS

Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or, in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.

o    PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982

If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.


o    WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate you file with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are not sufficient. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding.

o    NONRESIDENT ALIENS

Special tax withholding rules apply to nonresident aliens.


o    GENERATION-SKIPPING TRANSFERS

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.


  PLEASE CONSULT A QUALIFIED TAX ADVISER FOR COMPLETE INFORMATION AND ADVICE.

                              FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the contracts.

                                                     FINANCIAL STATEMENTS OF
                                       THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2000
                                                                                    SUBACCOUNTS
                                                  -----------------------------------------------------------------------------

                                                       MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                      MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------   -------------   -------------   -------------   -------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios, at net asset value [Note 3] ..... $ 164,299,324   $ 124,870,497   $ 836,841,352   $ 502,112,983   $ 820,543,649
  Receivable from The Prudential
    Insurance Company of America [Note 2] .......        45,056         292,840               0          70,589          79,329
                                                  -------------   -------------   -------------   -------------   -------------
  Net Assets .................................... $ 164,344,380   $ 125,163,337   $ 836,841,352   $ 502,183,572   $ 820,622,978
                                                  =============   =============   =============   =============   =============



NET ASSETS, representing:
  Equity of contract owners [Note 4] ............ $ 164,299,324   $ 124,870,497   $ 836,841,352   $ 502,112,983   $ 820,543,649
  Equity of annuitants [Note 2] .................        45,056         292,840               0          70,589          79,329
                                                  -------------   -------------   -------------   -------------   -------------
                                                  $ 164,344,380   $ 125,163,337   $ 836,841,352   $ 502,183,572   $ 820,622,978
                                                  =============   =============   =============   =============   =============


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14


                                       A1


                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
   HIGH                                                                                                             SMALL
   YIELD           STOCK                          NATURAL                        GOVERNMENT      PRUDENTIAL    CAPITALIZATION
   BOND            INDEX           VALUE         RESOURCES         GLOBAL          INCOME         JENNISON          STOCK
 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
------------   -------------   -------------    ------------   -------------   -------------   -------------    ------------


$ 78,080,604   $ 546,377,659   $ 457,642,165    $ 83,223,621   $ 229,680,709   $ 116,667,481   $ 423,350,841    $ 92,853,334

           0               0               0               0               0               0               0               0
------------   -------------   -------------    ------------   -------------   -------------   -------------    ------------
$ 78,080,604   $ 546,377,659   $ 457,642,165    $ 83,223,621   $ 229,680,709   $ 116,667,481   $ 423,350,841    $ 92,853,334
============   =============   =============    ============   =============   =============   =============    ============




$ 78,080,604   $ 546,377,659   $ 457,642,165    $ 83,223,621   $ 229,680,709   $ 116,667,481   $ 423,350,841    $ 92,853,334
           0               0               0               0               0               0               0               0
------------   -------------   -------------    ------------   -------------   -------------   -------------    ------------
$ 78,080,604   $ 546,377,659   $ 457,642,165    $ 83,223,621   $ 229,680,709   $ 116,667,481   $ 423,350,841    $ 92,853,334
============   =============   =============    ============   =============   =============   =============    ============


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                       A2

                                                     FINANCIAL STATEMENTS OF
                                       THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF OPERATIONS
For the year ended December 31, 2000
                                                                                    SUBACCOUNTS
                                                  -----------------------------------------------------------------------------

                                                       MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                      MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  -------------    ------------     -----------  --------------   -------------
INVESTMENT INCOME
  Dividend Income ..............................  $  11,093,057     $ 7,926,768    $ 16,285,089    $ 19,650,377    $ 33,093,170
                                                  -------------    ------------     -----------  --------------   -------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and for
    administration [Note 5A] ...................      2,195,829       1,566,563      10,507,922       6,740,273      11,134,429
                                                  -------------    ------------     -----------  --------------   -------------
NET INVESTMENT INCOME (LOSS) ...................      8,897,228       6,360,205       5,777,167      12,910,104      21,958,741
                                                  -------------    ------------     -----------  --------------   -------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Capital gains distributions received .......              0          17,317     138,211,674       8,290,696       6,321,974
    Realized gain (loss) on shares
      redeemed .................................              0         241,590      28,435,558       5,824,657       7,818,982
    Net change in unrealized gain (loss)
      on investments ...........................              0       3,721,012    (164,514,840)    (42,584,479)    (51,092,016)
                                                  -------------    ------------     -----------  --------------   -------------
NET GAIN (LOSS) ON INVESTMENTS .................              0       3,979,919       2,132,392     (28,469,126)    (36,951,060)
                                                  -------------    ------------     -----------  --------------   -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...................................  $   8,897,228    $ 10,340,124     $ 7,909,559  $  (15,559,022)  $ (14,992,319)
                                                  =============    ============     ===========  ==============   =============



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                       A3

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
   HIGH                                                                                                             SMALL
   YIELD           STOCK                          NATURAL                        GOVERNMENT      PRUDENTIAL    CAPITALIZATION
   BOND            INDEX           VALUE         RESOURCES         GLOBAL          INCOME         JENNISON          STOCK
 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
------------   -------------    ------------    ------------   -------------    ------------  --------------     -----------

$ 10,491,559    $  5,278,506    $ 10,034,899     $ 1,022,348    $  2,020,050     $ 8,970,416     $   316,862    $    435,132
------------   -------------    ------------    ------------   -------------    ------------  --------------     -----------




   1,124,918       7,502,983       5,331,020         846,449       3,417,656       1,439,789       6,156,617       1,035,236
------------   -------------    ------------    ------------   -------------    ------------  --------------     -----------
   9,366,641      (2,224,477)      4,703,879         175,899      (1,397,606)      7,530,627      (5,839,755)       (600,104)
------------   -------------    ------------    ------------   -------------    ------------  --------------     -----------



           0      19,248,066      31,969,191               0      19,666,134         359,786      61,234,082       4,759,062

  (3,528,826)     57,194,167      14,235,039       2,782,667      19,434,053       1,440,317      12,290,442       1,311,767

 (14,181,308)   (138,340,784)        161,860      19,506,184     (93,100,553)      3,435,854    (168,741,795)      3,771,865
------------   -------------    ------------    ------------   -------------    ------------  --------------     -----------
 (17,710,134)    (61,898,551)     46,366,090      22,288,851     (54,000,366)      5,235,957     (95,217,271)      9,842,694
------------   -------------    ------------    ------------   -------------    ------------  --------------     -----------


$ (8,343,493)  $ (64,123,028)   $ 51,069,969    $ 22,464,750   $ (55,397,972)   $ 12,766,584  $ (101,057,026)    $ 9,242,590
============   =============    ============    ============   =============    ============  ==============     ===========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                       A4


                                                     FINANCIAL STATEMENTS OF
                                       THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999


                                                                                  SUBACCOUNTS
                                             --------------------------------------------------------------------------------------
                                                    MONEY MARKET               DIVERSIFIED BOND                  EQUITY
                                                      PORTFOLIO                    PORTFOLIO                    PORTFOLIO
                                             --------------------------  --------------------------  ------------------------------
                                                2000           1999          2000           1999          2000           1999
                                             ------------  ------------  ------------  ------------  --------------  --------------
OPERATIONS
  Net investment income (loss) ............. $  8,897,228  $  9,067,983  $  6,360,205  $ (2,176,427) $    5,777,167  $    5,266,748
  Capital gains distributions received .....            0             0        17,317       543,779     138,211,674     129,147,993
  Realized gain (loss) on shares redeemed...            0             0       241,590      (188,946)     28,435,558      (5,035,846)
  Net change in unrealized gain (loss)
    on investments .........................            0             0     3,721,012    (2,050,062)   (164,514,840)   (102,878,866)
                                             ------------  ------------  ------------  ------------  --------------  --------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............................    8,897,228     9,067,983    10,340,124    (3,871,656)      7,909,559     127,031,205
                                             ------------  ------------  ------------  ------------  --------------  --------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..............    8,334,745    11,457,111     1,340,049     3,540,708       7,700,703      16,359,199
  Annuity Payments .........................      (11,552)      (11,462)      (72,965)      (80,358)              0               0
  Surrenders, Withdrawals, and
    Death Benefits .........................  (68,587,518) (125,491,746)  (29,289,476)  (55,839,481)   (175,911,544)   (305,755,352)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .......  (21,477,072)   77,792,568    (8,628,167)  (10,172,672)    (52,561,719)    (95,717,997)
  Deferred Sales and Other Charges .........      (50,439)      (21,934)      (28,774)      (32,141)       (194,409)       (214,706)
                                             ------------  ------------  ------------  ------------  --------------  --------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS ................  (81,791,836)  (36,275,463)  (36,679,333)  (62,583,944)   (220,966,969)   (385,328,856)
                                             ------------  ------------  ------------  ------------  --------------  --------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ............................  (72,894,608)  (27,207,480)  (26,339,209)  (66,455,600)   (213,057,410)   (258,297,651)

NET ASSETS:
  Beginning of year ........................  237,238,988   264,446,468   151,502,546   217,958,146   1,049,898,762   1,308,196,413
                                             ------------  ------------  ------------  ------------  --------------  --------------
  End  of year ............................. $164,344,380  $237,238,988  $125,163,337  $151,502,546  $  836,841,352  $1,049,898,762
                                             ============  ============  ============  ============  ==============  ==============




            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14



                                       A5


                               SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
       FLEXIBLE MANAGED           CONSERVATIVE BALANCED            HIGH YIELD BOND
           PORTFOLIO                    PORTFOLIO                     PORTFOLIO
---------------------------  ------------------------------   --------------------------
    2000           1999            2000            1999           2000          1999
------------   ------------  --------------  --------------   ------------  ------------

$ 12,910,104   $ (8,861,765) $   21,958,741  $   34,264,807   $  9,366,641  $ (1,307,263)
   8,290,696      9,009,841       6,321,974       7,167,126              0             0
   5,824,657      6,334,314       7,818,982      10,663,396     (3,528,826)   (5,035,846)

 (42,584,479)    40,681,781     (51,092,016)     12,361,397    (14,181,308)   11,614,731
------------   ------------  --------------  --------------   ------------  ------------


 (15,559,022)    47,164,171     (14,992,319)     64,456,726     (8,343,493)    5,271,622
------------   ------------  --------------  --------------   ------------  ------------


   6,723,188     11,907,404       7,297,054      16,390,577        651,870     2,055,406
     (16,460)        (9,685)        (16,340)        (16,143)             0             0

(114,981,038)  (200,132,196)   (219,667,013)   (349,775,457)   (22,799,415)  (44,045,945)

 (36,226,462)   (31,654,424)    (52,337,172)    (31,480,355)    (9,536,237)  (20,289,560)
    (196,949)      (214,143)       (215,623)       (231,817)       (16,913)      (19,366)
------------   ------------  --------------  --------------   ------------  ------------



(144,697,721)  (220,103,044)   (264,939,094)   (365,113,195)   (31,700,695)  (62,299,465)
------------   ------------  --------------  --------------   ------------  ------------

(160,256,743)  (172,938,873)   (279,931,413)   (300,656,469)   (40,044,188)  (57,027,843)


 662,440,315    835,379,188   1,100,554,391   1,401,210,860    118,124,792   175,152,635
------------   ------------  --------------  --------------   ------------  ------------
$502,183,572   $662,440,315  $  820,622,978  $1,100,554,391   $ 78,080,604  $118,124,792
============   ============  ==============  ==============   ============  ============





            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14


                                       A6


                                                         FINANCIAL STATEMENTS OF
                                       THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999


                                                                                     SUBACCOUNTS
                                             --------------------------------------------------------------------------------------
                                                       STOCK INDEX                     VALUE                  NATURAL RESOURCES
                                                        PORTFOLIO                    PORTFOLIO                    PORTFOLIO
                                             ----------------------------  ----------------------------  --------------------------
                                                   2000           1999          2000           1999          2000          1999
                                             -------------  -------------  -------------  -------------  ------------  ------------
OPERATIONS
  Net investment income (loss) ............. $  (2,224,477) $    (964,788) $   4,703,879  $   6,712,543  $    175,899  $   (332,845)
  Capital gains distributions received .....    19,248,066      8,725,162     31,969,191     65,080,357             0             0
  Realized gain (loss) on shares redeemed...    57,194,167     66,877,752     14,235,039     63,121,473     2,782,667    (3,692,274)
  Net change in unrealized gain (loss)
    on investments .........................  (138,340,784)    45,834,476        161,860    (60,800,540)   19,506,184    27,473,541
                                             -------------  -------------  -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............................   (64,123,028)   120,472,602     51,069,969     74,113,833    22,464,750    23,448,422
                                             -------------  -------------  -------------  -------------  ------------  ------------
ANNUITY PAYMENTS AND OTHER
  OPERATING TRANSFERS
  Contract Owner Net Payments ..............    10,153,546     18,529,270      2,774,679      6,548,845       625,386       647,705
  Annuity Payments .........................             0              0              0              0             0             0
  Surrenders, Withdrawals, and
    Death Benefits .........................  (115,426,147)  (171,787,817)  (108,226,641)  (217,939,473)  (14,179,769)  (14,854,331)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .......    15,187,479     63,564,390    (35,304,260)   (74,907,708)    7,626,551    (6,970,038)
  Deferred Sales and Other Charges .........       (96,737)      (103,365)       (62,186)       (71,356)      (16,950)      (14,297)
                                             -------------  -------------  -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  ANNUITY PAYMENTS AND OTHER
  OPERATING TRANSFERS ......................   (90,181,859)   (89,797,522)  (140,818,408)  (286,369,692)   (5,944,782)  (21,190,961)
                                             -------------  -------------  -------------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS ............................  (154,304,887)    30,675,080    (89,748,439)  (212,255,859)   16,519,968     2,257,461

NET ASSETS:
  Beginning of year ........................   700,682,546    670,007,466    547,390,604    759,646,463    66,703,653    64,446,192
                                             -------------  -------------  -------------  -------------  ------------  ------------
  End of year .............................. $ 546,377,659  $ 700,682,546  $ 457,642,165  $ 547,390,604  $ 83,223,621  $ 66,703,653
                                             =============  =============  =============  =============  ============  ============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14



                                       A7


                                                   SUBACCOUNTS (CONTINUED)
   --------------------------------------------------------------------------------------------------------------------
                                                                                                      SMALL
             GLOBAL                  GOVERNMENT INCOME            PRUDENTIAL JENNISON         CAPITALIZATION STOCK
            PORTFOLIO                    PORTFOLIO                     PORTFOLIO                    PORTFOLIO
   ---------------------------  ----------------------------  ----------------------------  ---------------------------
       2000           1999          2000            1999           2000          1999          2000          1999
   ------------   ------------  -------------  -------------  -------------   ------------  ------------   ------------
   $ (1,397,606) $  (1,871,057) $   7,530,627  $  (2,122,963) $  (5,839,755)  $ (3,522,431) $   (600,104)  $   (999,262)
     19,666,134      1,967,159        359,786              0     61,234,082     18,765,257     4,759,062      1,607,083
     19,434,053     24,270,431      1,440,317      2,043,736     12,290,442     11,372,570     1,311,767        197,643

    (93,100,553)    75,285,819      3,435,854     (7,442,274)  (168,741,795)    96,880,324     3,771,865      6,811,101
   ------------   ------------   ------------  -------------   ------------   ------------  ------------   ------------


    (55,397,972)    99,652,352     12,766,584     (7,521,501)  (101,057,026)   123,495,720     9,242,590      7,616,565
   ------------   ------------   ------------  -------------   ------------   ------------  ------------   ------------


      4,055,611      2,860,610        649,883      2,604,249     12,055,657     17,824,524     1,497,097      3,130,826
              0              0              0              0              0              0             0              0

    (56,518,783)   (63,071,111)   (33,349,595)   (61,942,296)   (89,583,811)   (69,623,527)  (13,502,652)   (19,759,658)

     37,679,016      2,383,753     (7,477,419)    (9,525,277)   139,369,456    142,625,324    14,029,706    (13,447,873)
        (31,752)       (27,665)       (25,823)       (28,207)       (76,023)       (58,413)      (17,923)       (19,755)
   ------------   ------------   ------------  -------------   ------------   ------------  ------------   ------------



    (14,815,908)   (57,854,413)   (40,202,954)   (68,891,531)    61,765,279     90,767,908     2,006,228    (30,096,460)
   ------------   ------------   ------------  -------------   ------------   ------------  ------------   ------------

    (70,213,880)    41,797,939    (27,436,370)   (76,413,032)   (39,291,747)   214,263,628    11,248,818    (22,479,895)


    299,894,589    258,096,650    144,103,851    220,516,883    462,642,588    248,378,960    81,604,516    104,084,411
   ------------   ------------   ------------  -------------   ------------   ------------  ------------   ------------
   $229,680,709   $299,894,589   $116,667,481  $ 144,103,851   $423,350,841   $462,642,588  $ 92,853,334   $ 81,604,516
   ============   ============   ============  =============   ============   ============  ============   ============





            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14


                                       A8

                        NOTES TO FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                DECEMBER 31, 2000

NOTE 1:   GENERAL

            The Prudential Individual Variable Contract Account ("the Account") of The Prudential Insurance Company of America ("Prudential") was established on October 12, 1982 by a resolution of Prudential's Board of Directors, in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregrated from Prudential's other assets. Proceeds from the purchases of The Prudential Variable Investment Plan ("VIP") and The Prudential Discovery Plus ("PDISCO+") variable annuity contracts are invested in the account.

            The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

            The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

            INVESTMENTS--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

            SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

            DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

            EQUITY OF ANNUITANTS--Equity of annuitants is the reserve for currently payable contracts and is computed using the following: the 1983 A Mortality Table, the investment results of annuitants' subaccounts, an assumed investment result of 3.2% and various valuation interest rates ranging from 6.5% to 11%, depending on the contract's year of issue.

            RECEIVABLE FROM THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--The receivable represents amounts due from Prudential to fund annuitant reserves. The receivable does not have an effect on the contract owner's account or the related unit value.



                                       A9

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

            The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 2000 were as follows:



                                                                          PORTFOLIOS
                                            ----------------------------------------------------------------------
                                               MONEY       DIVERSIFIED                    FLEXIBLE    CONSERVATIVE
                                               MARKET         BOND          EQUITY         MANAGED      BALANCED
                                            ------------  ------------   ------------   ------------  ------------
            Number of shares (rounded):       16,429,932    11,070,080     34,156,790     30,375,861    56,086,374
            Net asset value per share:      $      10.00  $      11.28   $      24.50   $      16.53  $      14.63
            Cost:                           $164,299,324  $121,409,308   $820,459,694   $500,492,267  $827,585,398




                                                                    PORTFOLIOS (CONTINUED)
                                             ---------------------------------------------------------------------
                                              HIGH YIELD     STOCK                        NATURAL
                                                 BOND        INDEX           VALUE        RESOURCES       GLOBAL
                                             -----------  ------------   ------------    -----------  ------------
            Number of shares (rounded):       12,716,711    14,132,893     22,367,652      3,527,919     9,728,111
            Net asset value per share:       $      6.14  $      38.66   $      20.46    $     23.59  $      23.61
            Cost:                            $99,122,224  $293,952,343   $383,804,733    $59,491,122  $172,122,680



                                                        PORTFOLIOS (CONTINUED)
                                            -------------------------------------------
                                                                              SMALL
                                             GOVERNMENT    PRUDENTIAL    CAPITALIZATION
                                               INCOME       JENNISON          STOCK
                                            ------------  ------------   --------------

            Number of shares (rounded):        9,706,113    18,430,598      5,426,846
            Net asset value per share:      $      12.02  $      22.97    $     17.11
            Cost:                           $110,502,767  $415,061,231    $79,141,362





                                      A10

NOTE 4:  CONTRACT OWNER UNIT INFORMATION

            Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 2000 were as follows:


                                                                                       SUBACCOUNTS
                                                     ----------------------------------------------------------------------------
                                                         MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                         MARKET           BOND         EQUITY           MANAGED        BALANCED
                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                     ------------    ------------    ------------    ------------    ------------
            Contract Owner Units Outstanding
              (VIP) (rounded) ......................   15,094,535      10,095,327      28,706,480      40,893,782      70,918,908
            Unit Value (VIP) ....................... $    2.37240    $    3.61258    $    8.57446    $    5.12850    $    4.39429
                                                     ------------    ------------    ------------    ------------    ------------
            Contract Owner Equity (VIP) ............ $ 35,810,275    $ 36,470,175    $246,142,563    $209,723,759    $ 11,638,248
                                                     ------------    ------------    ------------    ------------    ------------
            Contract Owner Units Outstanding
              (PDISCO+) (rounded) ..................   54,159,943      24,470,135      68,890,494      57,012,621     115,810,609
            Unit Value (PDISCO+) ................... $    2.37240    $    3.61258    $    8.57446    $    5.12850    $    4.39429
                                                     ------------    ------------    ------------    ------------    ------------
            Contract Owner Equity (PDISCO+) ........ $128,489,049    $ 88,400,322    $590,698,789    $292,389,224    $508,905,401
                                                     ------------    ------------    ------------    ------------    ------------
            TOTAL CONTRACT OWNER EQUITY ............ $164,299,324    $124,870,497    $836,841,352    $502,112,983    $820,543,649
                                                     ============    ============    ============    ============    ============



                                                                                 SUBACCOUNTS (CONTINUED)
                                                     ----------------------------------------------------------------------------
                                                      HIGH YIELD        STOCK                          NATURAL
                                                         BOND           INDEX           VALUE         RESOURCES        GLOBAL
                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     ------------    ------------    ------------    ------------    ------------
            Contract Owner Units Outstanding
              (VIP) (rounded) ......................    8,955,833      30,002,946      18,220,983       5,369,179      17,018,949
            Unit Value (VIP) ....................... $    2.09490    $    5.18528    $    5.03241    $    3.98773    $    2.82452
                                                     ------------    ------------    ------------    ------------    ------------
            Contract Owner Equity (VIP) ............ $ 18,761,574    $155,573,674    $ 91,695,458    $ 21,410,836    $ 48,070,362
                                                     ------------    ------------    ------------    ------------    ------------
            Contract Owner Units Outstanding
              (PDISCO+) (rounded) ..................   28,315,925      75,367,962      72,717,983      15,500,745      64,297,773
            Unit Value (PDISCO+) ................... $    2.09490    $    5.18528    $    5.03241    $    3.98773    $    2.82452
                                                     ------------    ------------    ------------    ------------    ------------
            Contract Owner Equity (PDISCO+) ........ $ 59,319,030    $390,803,985    $365,946,707    $ 61,812,785    $181,610,347
                                                     ------------    ------------    ------------    ------------    ------------
            TOTAL CONTRACT OWNER EQUITY ............ $ 78,080,604    $546,377,659    $457,642,165    $ 83,223,621    $229,680,709
                                                     ============    ============    ============    ============    ============




                                                                SUBACCOUNTS (CONTINUED)
                                                     ----------------------------------------------
                                                                                         SMALL
                                                      GOVERNMENT      PRUDENTIAL     CAPITALIZATION
                                                        INCOME         JENNISON          STOCK
                                                      PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                     ------------    ------------    --------------
            Contract Owner Units Outstanding
              (VIP) (rounded) ......................   17,709,756      40,561,838      10,226,502
            Unit Value (VIP) ....................... $    2.17236    $    2.85568     $   2.12010
                                                     ------------    ------------     -----------
            Contract Owner Equity (VIP) ............ $ 38,471,965    $115,831,629     $21,681,207
                                                     ------------    ------------     -----------
            Contract Owner Units Outstanding
              (PDISCO+) (rounded) ..................   35,995,653     107,686,860      33,570,174
            Unit Value (PDISCO+) ................... $    2.17236    $    2.85568     $   2.12010
                                                     ------------    ------------     -----------
            Contract Owner Equity (PDISCO+) ........ $ 78,195,516    $307,519,212     $71,172,127
                                                     ------------    ------------     -----------
            TOTAL CONTRACT OWNER EQUITY ............ $116,667,481    $423,350,841     $92,853,334
                                                     ============    ============     ===========





                                      A11

NOTE 5:   CHARGES AND EXPENSES

            A.  Mortality Risk and Expense Risk Charges

                 The mortality risk and expense risk charges, at an effective annual rate of 0.8% and 0.4%, respectively (for a total of 1.2% per year) are applied daily against the net assets representing equity of VIP contract owners and annuitants held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

                 The mortality risk, expense risk and administrative charges at effective annual rates of 0.7%, 0.3% and 0.2%, respectively (for a total of 1.2% per year), are applied daily against the net assets representing equity of PDISCO+ contract owners held in each subaccount. Administrative charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

            B.  Deferred Sales Charge

                 A deferred sales charge is imposed upon the withdrawals of certain purchase payments to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since the contract owner or annuitant made the purchase payments deemed to be withdrawn. No sales charge is made against the withdrawal of investment income. A reduced sales charge is imposed in connection with the withdrawal of a purchase payment to effect an annuity if three or more contract years have elapsed since the contract date, unless the annuity effected is an annuity certain. No sales charge is imposed on death benefit payments or on transfers made between subaccounts.

            C.  Annual Maintenance Charge

                 An annual maintenance charge of $30 will be deducted only if the contract fund is less than $10,000 on a contract anniversary or at the time of a full withdrawal, including a withdrawal to effect an annuity. The charge is made by reducing accumulation units credited to a contract owner's account.

NOTE 6:   TAXES

            Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.



                                      A12

NOTE 7:  UNIT ACTIVITY

            Transactions in units (including transfers among subaccounts) for the years ended December 31, 2000 and 1999 were as follows:


                                                                            SUBACCOUNTS
                                      -------------------------------------------------------------------------------------------
                                                 MONEY                        DIVERSIFIED
                                                 MARKET                           BOND                           EQUITY
                                               PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                          2000           1999             2000            1999            2000            1999
                                      -----------    ------------     -----------     -----------     -----------     -----------
            Contract Owner
              Contributions:           50,831,552     120,541,999       2,421,226       5,478,067       3,932,900       7,871,857

            Contract Owner
              Redemptions:            (86,526,366)   (136,943,848)    (13,228,104)    (24,157,782)    (31,297,692)    (55,981,248)




                                                                      SUBACCOUNTS (CONTINUED)
                                      -------------------------------------------------------------------------------------------
                                               FLEXIBLE                       CONSERVATIVE                     HIGH YIELD
                                                MANAGED                         BALANCED                          BOND
                                               PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                          2000           1999             2000            1999            2000            1999
                                      -----------     ------------    -----------     -----------     -----------     -----------
            Contract Owner
              Contributions:            2,591,288       5,927,012       3,919,829      10,798,174       3,038,378       7,232,717

            Contract Owner
              Redemptions:            (30,465,106)    (49,080,304)    (63,457,745)    (95,144,996)    (17,080,160)    (34,577,950)





                                                                      SUBACCOUNTS (CONTINUED)
                                      -------------------------------------------------------------------------------------------
                                               STOCK                                                          NATURAL
                                               INDEX                           VALUE                         RESOURCES
                                             PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                          2000           1999             2000            1999             2000           1999
                                      -----------     ------------    -----------     -----------      -----------    -----------
            Contract Owner
              Contributions:           11,248,113      29,824,749       3,586,296       8,842,570       5,446,851       4,814,420

            Contract Owner
              Redemptions:            (27,345,284)    (46,720,211)    (36,872,464)    (76,311,324)     (7,331,962)    (13,775,656)





                                                                      SUBACCOUNTS (CONTINUED)
                                      -------------------------------------------------------------------------------------------
                                                                               GOVERNMENT                      PRUDENTIAL
                                                GLOBAL                           INCOME                         JENNISON
                                               PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                          2000           1999             2000            1999             2000           1999
                                      -----------     ------------    -----------     -----------      -----------    -----------
            Contract Owner
              Contributions:           20,617,483      16,447,350       3,098,827       6,796,447      55,435,069      89,398,981

            Contract Owner
              Redemptions:            (25,676,427)    (38,992,065)    (23,318,608)    (41,641,719)    (39,466,721)    (56,926,938)




                                        SUBACCOUNTS (CONTINUED)
                                      ----------------------------
                                         SMALL CAPITALIZATION
                                                 STOCK
                                               PORTFOLIO
                                      ----------------------------
                                         2000          1999
                                      -----------     -----------
            Contract Owner
              Contributions:           11,587,578      12,668,700

            Contract Owner
              Redemptions:            (10,701,125)    (30,706,392)



                                      A13

NOTE 8:     PURCHASES AND SALES OF INVESTMENTS

            The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2000 were as follows:


                                                                                      PORTFOLIOS
                                                    ------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY         MANAGED         BALANCED
                                                    -------------   -------------   -------------   -------------   -------------
            Purchases ............................. $  45,682,562   $   2,223,240   $   1,724,285   $     419,455   $     429,798

            Sales ................................. $(128,610,686)  $ (40,601,872)  $(234,355,165)  $(152,548,988)  $(277,453,210)


                                                                                PORTFOLIOS (CONTINUED)
                                                    ------------------------------------------------------------------------------
                                                      HIGH YIELD         STOCK                          NATURAL
                                                         BOND            INDEX           VALUE         RESOURCES       GLOBAL
                                                    -------------   -------------   -------------   -------------   -------------
            Purchases .............................  $  1,738,738   $   7,307,949   $   1,295,309   $  10,879,204   $  32,368,077

            Sales .................................  $(34,681,897)  $(105,394,348)  $(148,309,019)  $ (17,687,786)  $ (51,193,698)




                                                                PORTFOLIOS (CONTINUED)
                                                    ----------------------------------------------
                                                                                         SMALL
                                                      GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                                                        INCOME         JENNISON          STOCK
                                                     -------------  -------------   --------------
            Purchases                               $   4,406,994   $ 100,556,829   $  11,649,451

            Sales                                   $ (46,250,887)  $ (44,660,460)  $ (10,828,650)



                                      A14

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Contract Owners of the
Prudential Individual Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Prudential Individual Variable Contract Account at December 31, 2000, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agent for The Prudential Series Fund, Inc., provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 30, 2001







                                      A15

                    [Letterhead of PricewaterhouseCoopers]


                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 13, 2001, except for Note 18, as to which the date is April 2, 2001.

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
Consolidated Financial Statements and
Report of Independent Accountants
December 31, 2000 and 1999

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 2000 and 1999 (In Millions)
--------------------------------------------------------------------------------

                                                                                                2000       1999
                                                                                              --------   --------
ASSETS
Fixed maturities:
  Available for sale, at fair value (amortized cost, 2000: $83,115; 1999: $81,248)            $ 83,827   $ 79,130
  Held to maturity, at amortized cost (fair value, 2000: $12,615; 1999: $14,112)                12,448     14,237
Trading account assets, at fair value                                                            7,217      9,741
Equity securities, available for sale, at fair value (cost, 2000: $2,266; 1999: $2,531)          2,317      3,264
Mortgage loans on real estate                                                                   15,919     16,268
Policy loans                                                                                     8,046      7,590
Securities purchased under agreements to resell                                                  5,395     13,944
Cash collateral for borrowed securities                                                          3,858      7,124
Other long-term investments                                                                      4,459      4,857
Short-term investments                                                                           5,029      2,773
                                                                                              --------   --------
  Total investments                                                                            148,515    158,928

Cash and cash equivalents                                                                        7,676      6,427
Accrued investment income                                                                        1,916      1,836
Broker-dealer related receivables                                                               11,860     11,346
Deferred policy acquisition costs                                                                7,063      7,324
Other assets                                                                                    13,506     17,102
Separate account assets                                                                         82,217     82,131
                                                                                              --------   --------
  TOTAL ASSETS                                                                                $272,753   $285,094
                                                                                              ========   ========

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits                                                                        $ 69,288   $ 67,278
Policyholders' account balances                                                                 32,722     32,780
Unpaid claims and claim adjustment expenses                                                      2,120      2,829
Policyholders' dividends                                                                         1,463      1,484
Securities sold under agreements to repurchase                                                  15,010     24,598
Cash collateral for loaned securities                                                           11,053     10,775
Income taxes payable                                                                             1,610        804
Broker-dealer related payables                                                                   5,965      5,839
Securities sold but not yet purchased                                                            4,959      6,968
Short-term debt                                                                                 11,131     10,858
Long-term debt                                                                                   2,502      5,513
Other liabilities                                                                               12,105     13,946
Separate account liabilities                                                                    82,217     82,131
                                                                                              --------   --------
  Total liabilities                                                                            252,145    265,803
                                                                                              --------   --------
COMMITMENTS AND CONTINGENCIES (See Notes 15 and 17)
EQUITY
Accumulated other comprehensive income (loss)                                                      234       (685)
Retained earnings                                                                               20,374     19,976
                                                                                              --------   --------
  Total equity                                                                                  20,608     19,291
                                                                                              --------   --------
  TOTAL LIABILITIES AND EQUITY                                                                $272,753   $285,094
                                                                                              ========   ========


                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 2000, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------

                                                                                               2000      1999      1998
                                                                                              -------   -------   -------
REVENUES
Premiums                                                                                      $10,221   $ 9,528   $ 9,048
Policy charges and fee income                                                                   1,639     1,516     1,465
Net investment income                                                                           9,497     9,367     9,454
Realized investment gains (losses), net                                                          (288)      924     2,641
Commissions and other income                                                                    5,475     5,233     4,416
                                                                                              -------   -------   -------

  Total revenues                                                                               26,544    26,568    27,024
                                                                                              -------   -------   -------

BENEFITS AND EXPENSES
Policyholders' benefits                                                                        10,640    10,226     9,786
Interest credited to policyholders' account balances                                            1,751     1,811     1,953
Dividends to policyholders                                                                      2,724     2,571     2,477
General and administrative expenses                                                            10,083     9,530     9,037
Capital markets restructuring                                                                     476         -         -
Sales practices remedies and costs                                                                  -       100     1,150
Demutualization expenses                                                                          143        75        24
                                                                                              -------   -------   -------

  Total benefits and expenses                                                                  25,817    24,313    24,427
                                                                                              -------   -------   -------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                             727     2,255     2,597
                                                                                              -------   -------   -------

Income taxes
  Current                                                                                         434       690     1,085
  Deferred                                                                                        (28)      352      (115)
                                                                                              -------   -------   -------

   Total income taxes                                                                             406     1,042       970
                                                                                              -------   -------   -------

INCOME FROM CONTINUING OPERATIONS                                                                 321     1,213     1,627
                                                                                              -------   -------   -------

DISCONTINUED OPERATIONS
Loss from healthcare operations, net of taxes                                                       -         -      (298)
Gain (loss) on disposal of healthcare operations, net of taxes                                     77      (400)     (223)
                                                                                              -------   -------   -------

  Net gain (loss) from discontinued operations                                                     77      (400)     (521)
                                                                                              -------   -------   -------

NET INCOME                                                                                    $   398   $   813   $ 1,106
                                                                                              =======   =======   =======


                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 2000, 1999 and 1998 (In Millions)

                                                        Accumulated Other Comprehensive Income (Loss)
                                                  -------------------------------------------------------
                                                                      Net                       Total
                                                      Foreign     Unrealized                 Accumulated
                                                      Currency    Investment     Pension        Other
                                                    Translation      Gains      Liability   Comprehensive    Retained     Total
                                                    Adjustments    (Losses)    Adjustment   Income (Loss)    Earnings     Equity
                                                    ------------  -----------  -----------  --------------  ----------  ----------
Balance, December 31, 1997                                $ (85)     $ 1,752         $ (6)      $   1,661   $  18,057   $  19,718
Comprehensive income:
 Net income                                                                                                     1,106       1,106
 Other comprehensive loss, net of tax:
  Change in foreign currency translation                     54                                        54                      54
adjustments
  Change in net unrealized investment gains                             (480)                        (480)                   (480)
  Additional pension liability adjustment                                              (3)             (3)                     (3)
                                                                                                                        ---------
 Other comprehensive loss                                                                                                    (429)
                                                                                                                        ---------
Total comprehensive income                                                                                                    677
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 1998                                  (31)       1,272           (9)          1,232      19,163      20,395
Comprehensive income:
 Net income                                                                                                       813         813
 Other comprehensive loss, net of tax:
  Change in foreign currency translation                     13                                        13                      13
adjustments
  Change in net unrealized investment gains                           (1,932)                      (1,932)                 (1,932)
  Additional pension liability adjustment                                               2               2                       2
                                                                                                                        ---------
 Other comprehensive loss                                                                                                  (1,917)
                                                                                                                        ---------
Total comprehensive loss                                                                                                   (1,104)
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 1999                                  (18)        (660)          (7)           (685)     19,976      19,291
Comprehensive income:
 Net income                                                                                                       398         398
 Other comprehensive income, net of tax:
  Change in foreign currency translation                    (89)                                      (89)                    (89)
adjustments
  Change in net unrealized investment gains                            1,019                        1,019                   1,019
  Additional pension liability adjustment                                             (11)            (11)                    (11)
                                                                                                                        ---------
 Other comprehensive income                                                                                                   919
                                                                                                                        ---------
Total comprehensive income                                                                                                  1,317
                                                      ---------    ---------    ---------       ---------   ---------   ---------

Balance, December 31, 2000                                $(107)     $   359         $(18)      $     234   $  20,374   $  20,608
                                                      =========    =========    =========       =========   =========   =========



                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 2000, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------

                                                                                                  2000        1999        1998
                                                                                                ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                                      $     398   $     813   $   1,106
Adjustments to reconcile net income to net cash provided by operating activities:
 Realized investment (gains) losses, net                                                              288        (915)     (2,671)
 Policy charges and fee income                                                                        (57)       (237)       (232)
 Interest credited to policyholders' account balances                                               1,751       1,811       1,953
 Depreciation and amortization                                                                        507         489         337
 Loss (gain) on disposal of healthcare operations, net of taxes                                       (77)        400         223
 Change in:
  Deferred policy acquisition costs                                                                  (228)       (178)       (174)
  Future policy benefits and other insurance liabilities                                            1,514         788         648
  Trading account assets                                                                            2,524        (853)     (2,540)
  Income taxes payable                                                                                199         933         895
  Broker-dealer related receivables/payables                                                         (388)     (1,898)      1,495
  Securities purchased under agreements to resell                                                   8,549      (3,692)     (1,591)
  Cash collateral for borrowed securities                                                           3,266      (1,502)       (575)
  Cash collateral for loaned securities                                                               278       3,643      (6,985)
  Securities sold but not yet purchased                                                            (2,009)      1,197       2,122
  Securities sold under agreements to repurchase                                                   (9,588)      3,112       9,139
  Other, net                                                                                        1,223      (3,286)     (5,736)
                                                                                                ---------   ---------   ---------

  Cash flows from (used in) operating activities                                                    8,150         625      (2,586)
                                                                                                ---------   ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity of:
 Fixed maturities, available for sale                                                              99,971     122,790     125,694
 Fixed maturities, held to maturity                                                                 3,266       4,957       4,466
 Equity securities, available for sale                                                              3,025       3,190       2,792
 Mortgage loans on real estate                                                                      1,632       2,640       4,090
 Other long-term investments                                                                        2,044       2,169       3,337
Payments for the purchase of:
 Fixed maturities, available for sale                                                            (103,086)   (124,759)   (128,938)
 Fixed maturities, held to maturity                                                                (1,544)     (2,414)     (2,244)
 Equity securities, available for sale                                                             (2,316)     (2,779)     (2,547)
 Mortgage loans on real estate                                                                     (1,334)     (2,595)     (3,719)
 Other long-term investments                                                                       (1,374)     (2,280)     (1,873)
Short-term investments                                                                             (2,257)     (1,138)      4,745
                                                                                                ---------   ---------   ---------

  Cash flows from (used in) investing activities                                                   (1,973)       (219)      5,803
                                                                                                ---------   ---------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account deposits                                                                     6,507       7,667       7,949
Policyholders' account withdrawals                                                                 (8,165)    (10,594)    (12,079)
Net increase (decrease) in short-term debt                                                         (2,678)        444       2,422
Proceeds from the issuance of long-term debt                                                          638       1,844       1,940
Repayments of long-term debt                                                                       (1,230)       (919)       (418)
                                                                                                ---------   ---------   ---------

  Cash flows (used in) financing activities                                                        (4,928)     (1,558)       (186)
                                                                                                ---------   ---------   ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                1,249      (1,152)      3,031
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                                        6,427       7,579       4,548
                                                                                                ---------   ---------   ---------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                          $   7,676   $   6,427   $   7,579
                                                                                                =========   =========   =========

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (received)                                                                    $     248   $    (344)  $     163
                                                                                                ---------   ---------   ---------
Interest paid                                                                                   $   1,040   $     824   $     864
                                                                                                ---------   ---------   ---------



                 See Notes to Consolidated Financial Statements

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

   The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or the "Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

   Demutualization

   On February 10, 1998, the Board of Directors of Prudential authorized its management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit the demutualization to occur and that specified the process for demutualization. On December 15, 2000, the Board of Directors of Prudential unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

   Prudential's management currently anticipates that Prudential's proposed plan of reorganization will include the establishment of a new holding company, Prudential Financial, Inc. ("PFI"), whose stock will be publicly traded. Prudential will become a direct or indirect wholly-owned subsidiary of PFI. Prudential's management also currently intends to propose that a corporate reorganization occur concurrently or within 30 days of the demutualization whereby the stock of various of Prudential's subsidiaries (including its property and casualty insurance companies, its principal securities brokerage companies, its international insurance companies, its principal asset management operations, and its international securities and investments, domestic banking, real estate franchise and relocation management operations), together with certain related assets and liabilities, would be dividended to PFI. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of Prudential, which would be an insurance subsidiary of PFI after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of PFI.

   The terms of the foregoing transactions have not been finalized by Prudential or approved by the applicable regulatory authorities and may be subject to change as the transactions develop. Prudential's demutualization could proceed without any one or all of these transactions, and there is no assurance that such transactions will be pursued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation

   The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   accordance with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany balances and transactions have been eliminated.

   Use of Estimates

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   Investments

   Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. See "Realized investment gains (losses), net" below for a discussion of impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

   Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

   Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income
   (loss)." See "Realized investment gains (losses), net" below for a discussion of impairment adjustments.

   Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

   Policy loans are carried at unpaid principal balances.

   Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

   Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

   Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

   Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control. Other long-term investments also include investments in the Company's own separate accounts, which are carried at estimated fair value, investment real estate and derivatives held for purposes other than trading. Joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains (losses), net."

   Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

   Short-term investments, including highly liquid debt instruments, other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

   Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains (losses), net." Decreases in the carrying value of investment real estate held for disposal or for the production of income are recorded in "Realized investment gains (losses), net."

   Cash and Cash Equivalents

   Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt issues with a maturity of three months or less when purchased.

   Deferred Policy Acquisition Costs

   The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income
   (loss)."

   For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed future investment yield used in estimating expected gross margins was 7.83% at December 31, 2000. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

   The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

   For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

   For group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

   Separate Account Assets and Liabilities

   Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

   Other Assets and Other Liabilities

   Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory and mortgage servicing rights, and property and equipment. During the year, the Company sold $15 billion of commercial mortgage loans and other securities in securitization transactions. In some of the commercial loan securitizations, the Company retained servicing responsibilities. The Company did not retain any material ownership interest in the financial assets that were transferred. The Company recognized pretax losses of $6 million (including related hedge activity) in connection with securitization activity which are recorded in "Commissions and other income." At December 31, 2000, the mortgage servicing portfolio totaled $14 billion and related mortgage servicing assets were $111 million. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Contingencies

   Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

   Policyholders' Dividends

   The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors.

   Insurance Revenue and Expense Recognition

   Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

   Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

   Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements, contracts without life contingencies and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

   For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

   Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

   Foreign Currency Translation Adjustments

   Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income
   (loss)," a separate component of equity.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Commissions and Other Income

   Commissions and other income principally includes securities and commodities commission revenues and asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains from trading activities of the Company's securities business are also included in "Commissions and other income."

   Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the Company's broker-dealer operations and in a limited-purpose subsidiary for trading purposes.

   To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period.

   Derivatives held for trading purposes are used in the Company's securities operations and in a limited-purpose subsidiary primarily to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

   Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

   Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

   See Note 15 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains (losses), net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Income Taxes

   The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. The provision for income taxes includes an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

   Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that amount that is expected to be realized.

   Demutualization Expenses

   Demutualization expenses include the cost of engaging external accounting, actuarial, investment banking, legal and other consultants to advise the Company, the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters as well as other administrative costs. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders and the payment of demutualization consideration to former Canadian branch policyholders.

   New Accounting Pronouncements

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively, "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

   SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge of a net investment in a foreign subsidiary, the gain or loss is reported in other comprehensive income as part of the foreign currency translation

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a recognized asset or liability, an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure to variability in the foreign-currency-equivalent cash flows associated with a forecasted transaction, a recognized asset or liability, an unrecognized firm commitment, or a forecasted intercompany transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

   The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified certain held-to-maturity securities, amounting to approximately $12.1 billion at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized gain of $94 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income (loss)" on the implementation date. As permitted under SFAS No. 133, the Company has elected to select January 1, 1999 as the transition date for embedded derivatives. Accordingly, only those derivatives embedded in hybrid contracts issued, acquired, or substantively modified by the Company on or after this date will be separated from their host contracts and separately recognized as assets and liabilities.

   In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about securitizations and collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

   In December 2000, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts" ("SOP 00-3"). SOP 00-3 addresses financial statement presentation and accounting for certain participating policies after demutualization, accounting for demutualization expenses, and accounting for retained earnings and other comprehensive income at the date of the demutualization. The Company has adopted the provisions of the statement related to demutualization expenses in these financial statements (See "Demutualization Expenses" above). The Company will adopt the remaining provisions of SOP 00-3 upon demutualization and is currently assessing the effect that the statement will have on its results of operations.

   In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

   Reclassifications

   Certain amounts in prior years have been reclassified to conform to the current year presentation.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS

   In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. The healthcare business is reported as discontinued operations in the accompanying consolidated financial statements, with a measurement date of December 31, 1998.

   Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing. The aggregate loss on disposal of $546 million, net of taxes, includes operating losses of the healthcare business subsequent to December 31, 1998 (the measurement date) through the date of the sale, as well as other costs in connection with the disposition of the business. These include facilities closure and systems termination costs, severance and termination benefits, payments to Aetna related to the Administrative Services Only business and payments in connection with a medical loss ratio agreement ("the MLR Agreement"). The MLR Agreement provided for payments to Aetna in the event that the medical loss ratios (i.e., incurred medical expense divided by earned premiums) of the sold businesses were less favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The Company retained all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. The loss on disposal includes management's best estimate of the cost of the ultimate resolution of such litigation as well as the cost of resolving certain matters pertaining to contractual and regulatory requirements (see Note 17 for a discussion of such matters). It is possible that additional adjustments to this estimate may be necessary which might be material to future results of operations of a particular quarterly or annual period. The loss also includes the positive impact of the net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participated (see Note 10).

   The following table presents the results of the Company's healthcare business up to the December 31, 1998 measurement date and the loss on disposal determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations.


                                                                                                     2000     1999      1998
                                                                                                    -----    -----   -------
                                                                                                    (In
                                                                                                  Millions)
Revenues                                                                                            $   -    $   -   $ 7,461
Policyholder benefits                                                                                   -        -    (6,064)
General and administrative expenses                                                                     -        -    (1,822)
                                                                                                    -----    -----   -------
Loss before income taxes                                                                                -        -      (425)
Income tax benefit                                                                                      -        -       127
                                                                                                    -----    -----   -------
Loss from operations                                                                                    -        -      (298)
Gain (loss) on disposal, net of tax expense of $44 in 2000 and tax benefits of $240 in
 1999 and $131 in 1998                                                                                 77     (400)     (223)
                                                                                                    -----    -----   -------
Gain (loss) from discontinued operations, net of taxes                                              $  77    $(400)  $  (521)
                                                                                                    =====    =====   =======

   The loss on disposal recorded in 1998 ($223 million, net of taxes) was increased in 1999 (by $400 million, net of taxes) primarily as a result of higher than anticipated healthcare operating losses prior to the August 6, 1999 closing date and an increase in the Company's estimated obligation under the MLR Agreement. Actual pretax losses of $370 million during that period exceeded the original estimate of $160 million. In 2000, upon the completion of the period covered by the MLR Agreement and taking into consideration other

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

   costs incurred compared with those estimated in 1998 and 1999, the Company reduced the loss on disposal by $77 million, net of taxes.

   Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon completion of the sale of the business on August 6, 1999. The agreement required the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $1,872 million and $1,418 million, respectively, for the twelve months ended December 31, 2000. Premiums and benefits ceded for the period from August 6, 1999 through December 31, 1999 were $896 million and $757 million, respectively. Reinsurance recoverable under this agreement, included in other assets, was $355 million at December 31, 2000 and $500 million at December 31, 1999.

4. CAPITAL MARKETS RESTRUCTURING

   In the fourth quarter of 2000, Prudential Securities Group exited the lead-managed underwriting and institutional fixed income businesses. Exiting these businesses will result in staff reductions of approximately 700 positions, including investment bankers, traders, analysts and other professional and support staff.

   Results for 2000 include a pretax charge of $476 million in connection with the restructuring, which is presented as "Capital markets restructuring" in the Consolidated Statements of Operations. The charge includes $213 million for employee related costs, consisting largely of severance and termination benefits. The charge also includes the write-off of $140 million of goodwill previously recorded in connection with investment banking acquisitions. Remaining charges of $123 million consist of lease termination payments and other facility exit costs, including office equipment and leasehold improvements write-downs, and other related costs.

   As of December 31, 2000, approximately 350 employees had been terminated in connection with the restructuring and remaining reserves for capital markets restructuring costs were $286 million, including $176 million for employee related costs.

   See Note 16, Segment Information, for information pertaining to the operating results of these exited businesses.

5. INVESTMENTS

   Fixed Maturities and Equity Securities

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31,

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                                                    2000
                                                                          ----------------------------------------------
                                                                                         Gross       Gross     Estimated
                                                                            Amortized  Unrealized  Unrealized    Fair
                                                                              Cost       Gains       Losses      Value
                                                                            ---------  ----------  ----------  ---------
                                                                                           (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                   $ 7,068      $  358      $    2    $ 7,424
Obligations of U.S. states and their political subdivisions                     3,012         164           3      3,173
Foreign government bonds                                                        4,457         228          38      4,647
Corporate securities                                                           62,066       1,205       1,374     61,897
Mortgage-backed securities                                                      6,512         188          14      6,686
                                                                              -------      ------      ------    -------
Total fixed maturities available for sale                                     $83,115      $2,143      $1,431    $83,827
                                                                              =======      ======      ======    =======
Equity securities available for sale                                          $ 2,266      $  239      $  188    $ 2,317
                                                                              =======      ======      ======    =======

                                                                                                   2000
                                                                           ----------------------------------------------
                                                                                          Gross       Gross     Estimated
                                                                             Amortized  Unrealized  Unrealized    Fair
                                                                               Cost       Gains       Losses      Value
                                                                             ---------  ----------  ----------  ---------
                                                                                           (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                   $     7      $    -      $    -    $     7
Obligations of U.S. states and their political subdivisions                        40           1           1         40
Foreign government bonds                                                          193          13           -        206
Corporate securities                                                           12,208         343         189     12,362
                                                                              -------      ------      ------    -------
Total fixed maturities held to maturity                                       $12,448      $  357      $  190    $12,615
                                                                              =======      ======      ======    =======


                                                                                                      1999
                                                                           --------------------------------------------------------
                                                                                             Gross         Gross       Estimated
                                                                             Amortized     Unrealized    Unrealized       Fair
                                                                                Cost         Gains         Losses        Value
                                                                            ------------  ------------  ------------  ------------
                                                                                                 (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                      $ 5,594       $    36       $   236       $ 5,394
Obligations of U.S. states and their political subdivisions                        2,437            41           118         2,360
Foreign government bonds                                                           4,590           140            90         4,640
Corporate securities                                                              62,061           580         2,432        60,209
Mortgage-backed securities                                                         6,566            96           135         6,527
                                                                                 -------       -------       -------       -------
Total fixed maturities available for sale                                        $81,248       $   893       $ 3,011       $79,130
                                                                                 =======       =======       =======       =======
Equity securities available for sale                                             $ 2,531       $   829       $    96       $ 3,264
                                                                                 =======       =======       =======       =======

                                                                                                      1999
                                                                           --------------------------------------------------------
                                                                                              Gross         Gross       Estimated
                                                                              Amortized     Unrealized    Unrealized       Fair
                                                                                 Cost         Gains         Losses        Value
                                                                            ------------  ------------  ------------  ------------
                                                                                                 (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of U.S. government
  corporations and agencies                                                      $     5       $     -       $     -       $     5
Obligations of U.S. states and their political subdivisions                           81             1             3            79
Foreign government bonds                                                             214            11             1           224
Corporate securities                                                              13,937           280           413        13,804
                                                                                 -------       -------       -------       -------
Total fixed maturities held to maturity                                          $14,237       $   292       $   417       $14,112
                                                                                 =======       =======       =======       =======


The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 2000, is shown below:

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                            Available for Sale            Held to Maturity
                                                                          ------------------------     -------------------------
                                                                                         Estimated                   Estimated
                                                                           Amortized        Fair       Amortized        Fair
                                                                              Cost         Value          Cost         Value
                                                                          ------------  ------------  ------------  ------------
                                                                                (In Millions)               (In Millions)
Due in one year or less                                                     $ 9,169       $ 9,191       $   713       $   717
Due after one year through five years                                        18,412        18,492         3,477         3,490
Due after five years through ten years                                       19,396        19,441         4,804         4,846
Due after ten years                                                          29,626        30,017         3,454         3,562
Mortgage-backed securities                                                    6,512         6,686             -             -
                                                                            -------       -------       -------       -------
  Total                                                                     $83,115       $83,827       $12,448       $12,615
                                                                            =======       =======       =======       =======

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 2000, 1999 and 1998 were $3,266 million, $4,957 million, and $4,466 million, respectively. Gross gains of $8 million, $73 million, and $135 million, and gross losses of $0 million, $0 million, and $2 million were realized on prepayment of held to maturity fixed maturities during 2000, 1999 and 1998, respectively.

   Proceeds from the sale of available for sale fixed maturities during 2000, 1999 and 1998 were $93,653 million, $117,685 million and $119,524 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 2000, 1999 and 1998 were $6,318 million, $5,105 million and $6,170 million, respectively. Gross gains of $909 million, $884 million and $1,765 million, and gross losses of $1,408 million, $1,231 million and $443 million were realized on sales and prepayments of available for sale fixed maturities during 2000, 1999 and 1998, respectively.

   Write-downs for impairments which were deemed to be other than temporary for fixed maturities were $540 million, $266 million and $96 million, and for equity securities were $34 million, $205 million and $95 million for the years 2000, 1999 and 1998, respectively.

   During the years ended December 31, 2000, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $133 million in 2000, $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $4 million in 2000, $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income (loss)" at the time of the transfer. Realized gains on securities sold were $0 million, $3 million and $0 million in 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Mortgage Loans on Real Estate

   The Company's mortgage loans were collateralized by the following property types at December 31,

                                                 2000             1999
                                          ----------------   ---------------
                                           Amount              Amount
                                            (In      % of       (In    % of
                                          Millions)  Total   Millions) Total
                                          --------   -----   -------   -----
Office buildings                           $ 3,727    23.1%  $ 3,960   24.1%
Retail stores                                2,465    15.3%    2,627   15.9%
Residential properties                         713     4.4%      662    4.0%
Apartment complexes                          4,455    27.6%    4,508   27.3%
Industrial buildings                         2,331    14.4%    2,161   13.1%
Agricultural properties                      1,856    11.5%    1,959   11.9%
Other                                          597     3.7%      612    3.7%
                                           -------   -----   -------  -----
  Subtotal                                  16,144   100.0%   16,489  100.0%
                                                     =====            =====
Allowance for losses                          (225)             (221)
                                           -------           -------
Net carrying value                         $15,919           $16,268
                                           =======           =======

   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (24.0%) and New York (10.7%) at December 31, 2000.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                  2000    1999    1998
                                                                 -----   -----   -----
                                                                     (In Millions)
Allowance for losses, beginning of year                          $ 221   $ 427   $ 450
Increase (decrease) in allowance for losses                         17    (201)      -
Charge-offs, net of recoveries                                     (13)     (5)    (23)
                                                                 -----   -----   -----
Allowance for losses, end of year                                $ 225   $ 221   $ 427
                                                                 =====   =====   =====

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          2000         1999
                                                                         -----        -----
                                                                            (In Millions)
Impaired mortgage loans with allowance for losses                        $ 192        $ 411
Impaired mortgage loans with no allowance for losses                       247          283
Allowance for losses, end of year                                          (35)         (24)
                                                                         -----        -----
Net carrying value of impaired mortgage loans                            $ 404        $ 670
                                                                         =====        =====

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $565 million, $884 million and $1,329 million during 2000, 1999 and 1998, respectively. Net investment income recognized on these loans totaled $37 million, $55 million and $94 million for the years ended December 31, 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Restricted Assets and Special Deposits

   Assets of $2,538 million and $4,463 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $1,227 million and $2,342 million at December 31, 2000 and 1999, respectively, were held in voluntary trusts. Of these amounts, $470 million and $1,553 million at December 31, 2000 and 1999, respectively, related to the multi-state policyholder settlement described in Note 17. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $48 million and $128 million at December 31, 2000 and 1999, respectively, were pledged as collateral for bank loans and other financing agreements. Letter stock or other securities restricted as to sale amounted to $779 million in 2000 and $673 million in 1999. Restricted cash and securities of $2,196 million and $4,082 million at December 31, 2000 and 1999, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments

   The Company's "Other long-term investments" include investments in joint ventures and limited partnerships of $2,391 million and $1,947 million as of December 31, 2000 and 1999, respectively. These investments include $1,363 million and $1,002 million in real estate related interests and $1,028 million and $945 million in non-real estate related interests. The Company's share of net income from such entities was $187 million, $217 million and $223 million for 2000, 1999 and 1998, respectively, and is reported in "Net investment income."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                 As of
                                                                              December 31,
                                                                          --------------------
                                                                            2000          1999
                                                                          ------        ------
                                                                              (In Millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate                                                $  638        $1,253
Investments in securities                                                  1,427         1,398
Cash and cash equivalents                                                     99            98
Other assets                                                                  43            75
                                                                          ------        ------
Total assets                                                              $2,207        $2,824
                                                                          ======        ======

Borrowed funds-third party                                                $   90        $   81
Other liabilities                                                            142            87
                                                                          ------        ------
Total liabilities                                                            232           168
                                                                          ------        ------

Partners' capital                                                          1,975         2,656
                                                                          ------        ------

Total liabilities and partners' capital                                   $2,207        $2,824
                                                                          ======        ======

Equity in partners' capital included above                                $  467        $  657
Equity in limited partnership interests not included above                 1,924         1,290
                                                                          ------        ------
Carrying value                                                            $2,391        $1,947
                                                                          ======        ======
                                                                         For the years ended
                                                                             December 31,
                                                                        ----------------------
                                                                         2000    1999    1998
                                                                        -----   -----   -----
                                                                            (In Millions)
STATEMENTS OF OPERATIONS
Income of real estate joint ventures                                    $ 112   $ 108   $ 110
Income of other limited partnership interests                             149     514     366
Interest expense-third party                                               (4)     (4)     (1)
Other expenses                                                            (29)   (105)   (209)
                                                                        -----   -----   -----
Net earnings                                                            $ 228   $ 513   $ 266
                                                                        =====   =====   =====

Equity in net earnings included above                                   $  70   $ 125   $  59
Equity in net earnings of limited partnership
 interests not included above                                             117      92     164
                                                                        -----   -----   -----
Total equity in net earnings                                            $ 187   $ 217   $ 223
                                                                        =====   =====   =====

   "Other long-term investments" also includes investments in the Company's separate accounts of $1,077 million and $1,040 million, investment real estate of $239 million and $322 million which is held through direct ownership and other miscellaneous investments of $752 million and $1,548 million at December 31, 2000 and 1999, respectively. Of the Company's real estate, $181 million and $293 million consists of commercial and agricultural assets held for disposal at December 31, 2000 and 1999, respectively. Impairment losses were $0 million, $3 million and $8 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in "Realized investment gains (losses), net."

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                         2000         1999         1998
                                                       -------      -------      -------
                                                              (In Millions)
Fixed maturities--available for sale                   $ 5,938      $ 5,602      $ 5,464
Fixed maturities--held to maturity                       1,028        1,217        1,406
Trading account assets                                     734          622          677
Equity securities--available for sale                       67           63           54
Mortgage loans on real estate                            1,370        1,401        1,525
Policy loans                                               478          448          410
Securities purchased under agreements to resell             28           25           18
Broker-dealer related receivables                        1,222          976          836
Short-term investments                                     683          490          627
Other investment income                                    479          455          660
                                                       -------      -------      -------
Gross investment income                                 12,027       11,299       11,677
Less investment expenses                                (2,530)      (1,881)      (2,116)
                                                       -------      -------      -------
Subtotal                                                 9,497        9,418        9,561
Less amount relating to discontinued operations              -          (51)        (107)
                                                       -------      -------      -------
Net investment income                                  $ 9,497      $ 9,367      $ 9,454
                                                       =======      =======      =======


Realized investment gains (losses), net, for the years
 ended December 31, were from the following sources:
                                                       2000         1999         1998
                                                     -------      -------      -------
                                                            (In Millions)
Fixed maturities                                     $(1,066)     $  (557)     $ 1,381
Equity securities--available for sale                    450          223          427
Mortgage loans on real estate                             (5)         209           22
Investment real estate                                    49          106          642
Joint ventures and limited partnerships                  124          656          454
Derivatives                                              165          305         (263)
Other                                                     (5)         (27)           8
                                                     -------      -------      -------
Subtotal                                                (288)         915        2,671
Less amount related to discontinued operations             -            9          (30)
                                                     -------      -------      -------
Realized investment gains (losses), net              $  (288)     $   924      $ 2,641
                                                     =======      =======      =======

   The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $91 million, $114 million and $177 million in 2000, 1999 and 1998, respectively.

   Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 2000 included in fixed maturities, equity securities, mortgage loans on real estate and other long-term investments totaled $25 million, $8 million, $21 million and $16 million, respectively.

   Net Unrealized Investment Gains (Losses)

   Net unrealized investment gains and losses on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income
   (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, are as follows:

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

                                                                Impact of unrealized investment gains (losses) on:
                                                              --------------------------------------------------------------------
                                                                                                                      Accumulated
                                                                                                                         other
                                                                                                                     comprehensive
                                                                                                        Deferred     income (loss)
                                                                 Unrealized     Deferred                 income     related to net
                                                                   gains         policy      Future        tax        unrealized
                                                                (losses) on   acquisition    policy    (liability)    investment
                                                                investments      costs      benefits     benefit     gains (losses)
                                                                ------------  ------------  ---------  -----------  ---------------
                                                                                          (In Millions)
Balance, December 31, 1997                                          $ 4,208         $(349)   $(1,144)      $ (963)         $ 1,752
Net investment gains (losses) on investments arising
 during the period                                                      804             -          -         (282)             522
Reclassification adjustment for (gains) losses included in
 net income                                                          (1,675)            -          -          588           (1,087)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -            89          -          (34)              55
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -         49          (19)              30
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 1998                                            3,337          (260)    (1,095)        (710)           1,272
Net investment gains (losses) on investments arising
 during the period                                                   (5,089)            -          -        1,845           (3,244)
Reclassification adjustment for (gains) losses included in
 net income                                                             404             -          -         (146)             258
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -           566          -         (213)             353
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -      1,092         (391)             701
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 1999                                           (1,348)          306         (3)         385             (660)
Net investment gains (losses) on investments arising
 during the period                                                    1,458             -          -         (540)             918
Reclassification adjustment for (gains) losses included in
 net income                                                             621             -          -         (230)             391
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                        -          (356)         -          132             (224)
Impact of net unrealized investment (gains) losses on
 future policy benefits                                                   -             -       (101)          35              (66)
                                                                    -------         -----    -------       ------          -------
Balance, December 31, 2000                                          $   731         $ (50)   $  (104)      $ (218)         $   359
                                                                    =======         =====    =======       ======          =======


   The table below presents unrealized gains (losses) on investments by asset class:

                                                 As of December 31,
                                             --------------------------
                                              2000       1999      1998
                                             -----    -------    ------
                                                   (In Millions)
Fixed maturities                             $ 712    $(2,118)   $3,161
Equity securities                               51        733       176
Other long-term investments                    (32)        37         -
                                             -----    -------    ------
Unrealized gains (losses) on investments     $ 731    $(1,348)   $3,337
                                             =====    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENTS (continued)

   Securities Pledged to Creditors

   The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreement to repurchase, and futures contracts. At December 31, 2000, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                   (In Millions)

Fixed maturities available for sale                     $20,080
Trading account assets                                    5,796
Separate account assets                                   2,558
                                                        -------
Total securities pledged                                $28,434
                                                        =======


   In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. At December 31, 2000, the fair value of this collateral was approximately $19 billion of which $13 billion had either been sold or repledged.

6. DEFERRED POLICY ACQUISITION COSTS

   The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2000      1999      1998
                                                           -------   -------   -------
                                                                  (In Millions)
Balance, beginning of year                                 $ 7,324   $ 6,462   $ 6,083
Capitalization of commissions, sales and issue expenses      1,324     1,333     1,313
Amortization                                                (1,096)   (1,155)   (1,139)
Change in unrealized investment gains and losses              (356)      566        89
Foreign currency translation                                  (154)      118       116
Acquisition of subsidiary                                       21         -         -
                                                           -------   -------   -------
Balance, end of year                                       $ 7,063   $ 7,324   $ 6,462
                                                           =======   =======   =======

7. POLICYHOLDERS' LIABILITIES

   Future policy benefits at December 31, are as follows:


                                                                     2000        1999
                                                                   -------     -------
                                                                     (In Millions)
Life insurance                                                     $53,453     $51,512
Annuities                                                           13,398      13,502
Other contract liabilities                                           2,437       2,264
                                                                   -------     -------
Total future policy benefits                                       $69,288     $67,278
                                                                   =======     =======

   The Company's participating insurance is included within the Traditional Participating Products segment. Participating insurance represented 40% and 43% of domestic individual life insurance in force at December 31, 2000 and 1999, respectively, and 95%, 94% and 93% of domestic individual life insurance premiums for 2000, 1999 and 1998, respectively.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Annuity liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

   The following table highlights the key assumptions generally utilized in calculating these reserves:

           Product                           Mortality                   Interest Rate              Estimation Method
-----------------------------   ------------------------------------     --------------  ------------------------------------------
Life insurance                  Generally, rates guaranteed in           2.5% to 12.0%   Net level premium based on non-forfeiture
                                calculating cash surrender values                        interest rate


Individual annuities            Generally, 1971 and 1983 Individual      3.5% to 13.4%   Present value of expected future
                                Annuity Mortality Tables with certain                    payments based on historical
                                modifications                                            experience

Group annuities                 1950 and 1971 Group Annuity              4.0% to 17.3%   Present value of expected future
                                Mortality Tables with certain                            payments based on historical
                                modifications                                            experience

Other contract liabilities                                               2.5% to 11.5%   Present value of expected future
                                                                                         payments based on historical
                                                                                         experience

   Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,002 million and $1,930 million are included in "Future policy benefits" with respect to these deficiencies at December 31, 2000 and 1999, respectively.

   Policyholders' account balances at December 31, are as follows:


                                                       2000      1999
                                                     -------   -------
                                                       (In Millions)
 Individual annuities                                $ 5,097   $ 5,248
 Group annuities                                       2,022     2,176
 Guaranteed investment contracts and
  guaranteed interest accounts                        12,852    13,429
 Interest-sensitive life contracts                     3,809     3,609
 Dividend accumulations and other                      8,942     8,318
                                                     -------   -------
 Policyholders' account balances                     $32,722   $32,780
                                                     =======   =======

   Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   Certain contract provisions that determine the policyholder account balances are as follows:

      Product                                      Interest  Rate                   Withdrawal/Surrender Charges
---------------------------                        ---------------   -------------------------------------------------------
Individual annuities                                3.0% to 16.0%    0% to 7% for up to 9 years

Group annuities                                     2.0% to 14.0%    Contractually limited or subject to market value adjustment


Guaranteed investment contracts and                 2.0% to 15.4%    Generally, subject to market value withdrawal provisions for
guaranteed interest accounts                                         any funds withdrawn other than for benefit responsive and
                                                                     contractual payments

Interest-sensitive life contracts                   2.0% to 10.8%    Various up to 10 years

Dividend accumulations and other                    2.5% to 11.5%    Withdrawal or surrender contractually limited or subject to market value adjustment

   Unpaid claims and claim adjustment expenses.   The following table provides a
   reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's Property and Casualty Insurance segment, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                    2000                              1999
                                                       --------------------------------   -----------------------------
                                                         Accident          Property         Accident        Property
                                                        and Health       and Casualty      and Health     and Casualty
                                                       -------------   ----------------   ------------   --------------
                                                                                (In Millions)
Balance at January 1                                       $420             $2,409         $1,090           $2,716
Less reinsurance recoverables, net                          378                451             52              533
                                                           ----             ------         ------           ------
Net balance at January 1                                     42              1,958          1,038            2,183
                                                           ----             ------         ------           ------
Incurred related to:
 Current year                                               410              1,271          4,110            1,249
 Prior years                                                (21)              (150)           (72)             (54)
                                                           ----             ------         ------           ------
Total incurred                                              389              1,121          4,038            1,195
                                                           ----             ------         ------           ------
Paid related to:
 Current year                                               380                842          3,397              700
 Prior years                                                 25                634            672              720
                                                           ----             ------         ------           ------
Total paid                                                  405              1,476          4,069            1,420
                                                           ----             ------         ------           ------
Acquisitions (dispositions) (a)                               -               (363)          (965)               -
                                                           ----             ------         ------           ------
Net balance at December 31                                   26              1,240             42            1,958
Plus reinsurance recoverables, net                          246                608            378              451
                                                           ----             ------         ------           ------
Balance at December 31                                     $272             $1,848         $  420           $2,409
                                                           ====             ======         ======           ======

                                                                    1998
                                                         -------------------------------
                                                           Accident         Property
                                                          and Health      and Casualty
                                                         -------------   ---------------
                                                                   (In Millions)
Balance at January 1                                        $1,857            $2,956
Less reinsurance recoverables, net                             810               535
                                                            ------            ------
Net balance at January 1                                     1,047             2,421
                                                            ------            ------
Incurred related to:
 Current year                                                6,132             1,314
 Prior years                                                   (15)             (154)
                                                            ------            ------
Total incurred                                               6,117             1,160
                                                            ------            ------
Paid related to:
 Current year                                                5,287               717
 Prior years                                                   839               681
                                                            ------            ------
Total paid                                                   6,126             1,398
                                                            ------            ------
Acquisitions (dispositions) (a)                                  -                 -
                                                            ------            ------
Net balance at December 31                                   1,038             2,183
Plus reinsurance recoverables, net                              52               533
                                                            ------            ------
Balance at December 31                                      $1,090            $2,716
                                                            ======            ======

   (a) The reduction in the 2000 Property and Casualty balance is primarily attributable to the sale of Gibraltar Casualty Company; the 1999 Accident and Health reduction relates to the sale of Prudential's healthcare business.

   The Accident and Health reinsurance recoverable balance at December 31, 2000 and 1999 includes $239 million and $371 million, respectively, attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31 and January 1, 1998 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

   The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. POLICYHOLDERS' LIABILITIES (continued)

   In 2000, 1999 and 1998, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

   The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to favorable changes in claim cost trends.

8. REINSURANCE

   The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property and casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

   The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

   Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:


                                            2000       1999      1998
                                          -------    -------    ------
                                                 (In Millions)

Direct premiums                           $10,726    $10,121    $9,661
Reinsurance assumed                            86         66        65
Reinsurance ceded                            (591)      (659)     (678)
                                          -------    -------    ------
Premiums                                  $10,221    $ 9,528    $9,048
                                          =======    =======    ======
Policyholders' benefits ceded             $   642    $   483    $  510
                                          =======    =======    ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. REINSURANCE (continued)

   Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:


                                                    2000     1999
                                                   ------   ------
                                                   (In Millions)

Life insurance                                     $  674   $  576
Property and casualty                                 628      473
Other reinsurance                                      76       90
                                                   ------   ------
                                                   $1,378   $1,139
                                                   ======   ======


   Three major reinsurance companies account for approximately 57% of the reinsurance recoverable at December 31, 2000. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

9. SHORT-TERM AND LONG-TERM DEBT

   Debt consists of the following at December 31:

   Short-term debt

                                                         2000      1999
                                                        -------   -------
                                                         (In Millions)

Commercial paper (a)                                    $ 7,686   $ 7,506
Notes payable                                             2,728     2,598
Current portion of long-term debt                           717       754
                                                        -------   -------
Total short-term debt                                   $11,131   $10,858
                                                        =======   =======


   The weighted average interest rate on outstanding short-term debt was approximately 6.4% and 5.2% at December 31, 2000 and 1999, respectively.

   Long-term debt

                                                                        Maturity
Description                                                              Dates       Rate          2000     1999
-----------                                                            ---------  -----------    ------   ------
                                                                                                 (In Millions)
Fixed rate notes                                                       2001-2023  5.89%-12.28%   $  758   $1,161
Floating rate notes ("FRN")                                            2001-2003  (b)               756      865
Surplus notes                                                          2003-2025  6.875%-8.30%      988      987
Commercial paper backed by long-term credit agreements (a)                                            -    2,500
                                                                                                 ------   ------
Total long-term debt                                                                             $2,502   $5,513
                                                                                                 ======   ======

----------
   (a) At December 31, 1999, the Company classified $2.5 billion of its commercial paper as long-term debt. This classification was supported by long-term syndicated credit line agreements. The Company had the ability and intent to use those agreements, as necessary, to refinance debt on a long-term basis. As of December 31, 2000, the Company continues to have that ability, but no longer has the intention to use those agreements in the ordinary course of business.

   (b) Floating interest rates are generally based on rates such as LIBOR, Constant Maturity Treasury and the Federal Funds Rate. Interest on the FRNs ranged from 0.10% to 7.08% for 2000 and from 6.17% to 14.00% for 1999. Included in the FRNs is an S&P 500 index linked note of $29 million with an interest rate based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 2000 and 1999, the rate was 0.10% and 14%, respectively. Excluding this note, floating interest rates ranged from 5.99% to 7.08% for 2000 and 6.17% to 7.56% for 1999.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. SHORT-TERM AND LONG-TERM DEBT (continued)

   Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000 and 1999, the Company was in compliance with all debt covenants.

   Payment of interest and principal on the surplus notes issued after 1993, of which $689 million and $688 million were outstanding at December 31, 2000 and 1999 respectively, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey ("the Commissioner"). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. As of December 31, 2000 the Company has met these statutory capital requirements.

   In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


                                                     (In Millions)
Scheduled principal repayment of long-term debt

2002                                                    $  756
2003                                                       650
2004                                                        55
2005                                                        58
2006 and thereafter                                        983
                                                        ------
Total                                                   $2,502
                                                        ======


   At December 31, 2000, the Company had $4,332 million in lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

   The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial paper borrowings are supported by $3,500 million of the Company's existing lines of credit. At December 31, 2000 and 1999, the weighted average maturity of commercial paper outstanding was 25 and 23 days, respectively.

   Interest expense for short-term and long-term debt was $1,056 million, $863 million and $917 million, for the years ended December 31, 2000, 1999 and 1998, respectively. Securities business related interest expense of $456 million, $312 million and $369 million in 2000, 1999 and 1998, respectively, is included in "Net investment income."

10. EMPLOYEE BENEFIT PLANS

    Pension and Other Postretirement Plans

    The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines.

    The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

    Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

    The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

    Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

                                                                                                       Other
                                                                         Pension Benefits     Postretirement Benefits
                                                                       --------------------  -------------------------
                                                                           2000       1999          2000         1999
                                                                        -------    -------       -------      -------
                                                                                       (In Millions)
Change in benefit obligation:
Benefit obligation at the beginning of period                           $(5,430)   $(6,309)      $(1,941)     $(2,213)
Service cost                                                               (140)      (193)          (29)         (39)
Interest cost                                                              (427)      (410)         (151)        (141)
Plan participants' contributions                                              -          -            (7)          (6)
Amendments                                                                  112         (2)          221           (2)
Actuarial gains (losses)                                                     34        974          (262)         312
Contractual termination benefits                                            (17)       (53)            -            -
Special termination benefits                                                  -        (51)            -           (2)
Curtailment                                                                   -        206             -           43
Benefits paid                                                               407        408           172          108
Foreign currency changes                                                      -          -             1           (1)
                                                                        -------    -------       -------      -------
Benefit obligation at end of period                                     $(5,461)   $(5,430)      $(1,996)     $(1,941)
                                                                        =======    =======       =======      =======

Change in plan assets:
Fair value of plan assets at beginning of period                        $ 9,468    $ 8,427       $ 1,548      $ 1,422
Actual return on plan assets                                              1,270      1,442           170          213
Transfer to third party                                                       -        (14)            -            -
Employer contributions                                                       25         21             7           15
Plan participants' contributions                                              -          -             7            6
Benefits paid                                                              (407)      (408)         (172)        (108)
                                                                        -------    -------       -------      -------
Fair value of plan assets at end of period                              $10,356    $ 9,468       $ 1,560      $ 1,548
                                                                        =======    =======       =======      =======

Funded status:
Funded status at end of period                                          $ 4,895    $ 4,038       $  (436)     $  (393)
Unrecognized transition (asset) liability                                  (342)      (448)          207          462
Unrecognized prior service costs                                             65        225             1            2
Unrecognized actuarial net (gain)                                        (2,956)    (2,514)         (498)        (746)
Effects of fourth quarter activity                                            9         (3)            2            -
                                                                        -------    -------       -------      -------
Net amount recognized                                                   $ 1,671    $ 1,298       $  (724)     $  (675)
                                                                        =======    =======       =======      =======

Amounts recognized in the Statements of Financial Position consist of:
Prepaid benefit cost                                                    $ 2,022    $ 1,601       $     -      $     -
Accrued benefit liability                                                  (382)      (316)         (724)        (675)
Intangible asset                                                              7          6             -            -
Accumulated other comprehensive income                                       24          7             -            -
                                                                        -------    -------       -------      -------
Net amount recognized                                                   $ 1,671    $ 1,298       $  (724)     $  (675)
                                                                        =======    =======       =======      =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $464 million, $384 million and $1 million, respectively, as of September 30, 2000 and $401 million, $309 million and $0 million, respectively, as of September 30, 1999.

    Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $7,381 million and $6,534 million are included in Separate Account assets and liabilities at September 30, 2000 and 1999, respectively.

    The benefit obligation for pensions decreased by a net $112 million in the year 2000 for the effect of a Cost of Living Adjustment ("COLA") and the introduction of the cash balance formula of ($134) million and $246 million, respectively. The COLA was effective as of July 1, 2000 and increased benefits, subject to a maximum, to retirees based upon their year of retirement. The introduction of the cash balance formula was a feature of the substantive plan as of the measurement date and is effective January 1, 2001 for new employees and January 1, 2002 for existing employees.

    Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999, the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $463 million and $434 million of Company insurance policies and contracts at September 30, 2000 and 1999, respectively.

    The benefit obligation for other postretirement benefits decreased by $221 million in the year 2000 for changes in the substantive plan made to medical, dental and life benefits for individuals retiring on or after January 1, 2001. The significant cost reduction features relate to the medical and life benefits. The Company adopted a cap that limits its long-term cost commitment to retiree medical coverage. The cap is defined as two times the estimated Company contribution toward the cost of coverage per retiree in 2000. The new life insurance plan provides a reduced benefit of $10,000 of life insurance to retirees.

    The pension benefits were amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)

    Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:

                                                                                                               Other
                                                                           Pension Benefits           Postretirement Benefits
                                                                     -----------------------------  ----------------------------
                                                                         2000      1999      1998      2000      1999      1998
                                                                        -----     -----     -----     -----     -----     -----
                                                                                           (In Millions)
Components of net periodic benefits costs:
Service cost                                                            $ 140     $ 193     $ 159     $  29     $  39     $  35
Interest cost                                                             427       410       397       150       141       142
Expected return on plan assets                                           (799)     (724)     (674)     (133)     (121)     (119)
Amortization of transition amount                                        (106)     (106)     (106)       36        47        47
Amortization of prior service cost                                         47        45        45         -         -         -
Amortization of actuarial net (gain) loss                                 (77)        4         1       (24)      (10)      (13)
Special termination benefits                                                -        51         -         -         2         -
Curtailment (gain) loss                                                     -      (122)        5         -       108         -
Contractual termination benefits                                            6        48        14         -         -         -
                                                                        -----     -----     -----     -----     -----     -----
  Subtotal                                                               (362)     (201)     (159)       58       206        92
Less amounts related to discontinued operations                             -        84        25         -      (130)      (34)
                                                                        -----     -----     -----     -----     -----     -----

Net periodic (benefit) cost                                             $(362)    $(117)    $(134)    $  58     $  76     $  58
                                                                        =====     =====     =====     =====     =====     =====

   Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for a discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

   The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                                  Pension Benefits              Other Postretirement Benefits
                                                           ------------------------------  ---------------------------------------
                                                               2000       1999      1998       2000         1999         1998
                                                               ----       ----      ----    ---------    ----------    ----------
Weighted-average assumptions:
Discount rate (beginning of period)                            7.75%      6.50%     7.25%        7.75%         6.50%         7.25%
Discount rate (end of period)                                  7.75%      7.75%     6.50%        7.75%         7.75%         6.50%
Rate of increase in compensation levels (beginning
  of period)                                                   4.50%      4.50%     4.50%        4.50%         4.50%         4.50%
Rate of increase in compensation levels (end of
  period)                                                      4.50%      4.50%     4.50%        4.50%         4.50%         4.50%
Expected return on plan assets                                 9.50%      9.50%     9.50%        9.00%         9.00%         9.00%
Health care cost trend rates                                      -          -         -    7.10-9.50%   7.50-10.30%   7.80-11.00%
Ultimate health care cost trend rate after gradual
  decrease until 2006                                             -          -         -         5.00%         5.00%         5.00%

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. EMPLOYEE BENEFIT PLANS (continued)


     Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                            Other
                                                   Postretirement Benefits
                                                   -----------------------
                                                            2000
                                                  -------------------------
                                                        (In Millions)
One percentage point increase
Increase in total service and interest costs                        $  11
Increase in postretirement benefit obligation                         140
One percentage point decrease
Decrease in total service and interest costs                        $  10
Decrease in postretirement benefit obligation                         123

   Postemployment Benefits

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2000 and 1999 was $152 million and $157 million, respectively, and is included in "Other liabilities."

   Other Employee Benefits

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                                401(k) Company Match
                                                                               ----------------------
                                                                                 2000   1999    1998
                                                                                -----  -----   -----
                                                                                   (In Millions)
Company match                                                                   $  62  $  60   $  54
Less amounts related to discontinued operations                                     -     (8)    (14)
                                                                                -----  -----   -----
401(k) Company match included in general and administrative expenses            $  62  $  52   $  40
                                                                                =====  =====   =====

   Discontinued operations amounts for 1998 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                   2000      1999     1998
                                                  -----    ------   ------
                                                       (In Millions)
Current tax expense (benefit):
  U.S.                                            $ 362    $  614   $  883
  State and local                                    31        84       54
  Foreign                                            41        (8)     148
                                                  -----    ------   ------
  Total                                             434       690    1,085
Deferred tax expense (benefit):
  U.S.                                              (86)      206      (93)
  State and local                                   (37)       44       (6)
  Foreign                                            95       102      (16)
                                                  -----    ------   ------
  Total                                             (28)      352     (115)
                                                  -----    ------   ------
Total income tax expense                          $ 406    $1,042   $  970
                                                  =====    ======   ======

   The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                   2000      1999    1998
                                                  -----    ------   -----
                                                       (In Millions)
Expected federal income tax expense               $ 254    $  789   $ 909
Equity tax                                          100       190      75
Non-deductible expenses                              61        33      15
Non-taxable investment income                       (42)      (78)    (62)
State and local income taxes                         (4)       83      31
Other                                                37        25       2
                                                  -----    ------   -----
Total income tax expense                          $ 406    $1,042   $ 970
                                                  =====    ======   =====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. Income Taxes (continued)


   Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                2000      1999
                                                              ------    ------
                                                               (In Millions)
Deferred tax assets
   Insurance reserves                                         $1,371    $1,582
   Net operating loss carryforwards                              353       280
   Policyholder dividends                                        297       277
   Litigation related reserves                                    32        61
   Other                                                         121        32
                                                              ------    ------
   Deferred tax assets before valuation allowance              2,174     2,232
   Valuation allowance                                           (38)      (24)
                                                              ------    ------
   Deferred tax assets after valuation allowance               2,136     2,208
                                                              ------    ------

Deferred tax liabilities
   Deferred policy acquisition cost                            1,858     1,942
   Net unrealized investment gains (losses)                      273      (497)
   Investments                                                   129       307
   Depreciation                                                   71        59
                                                              ------    ------
   Deferred tax liabilities                                    2,331     1,811
                                                              ------    ------
Net deferred tax asset (liability)                            $ (195)   $  397
                                                              ======    ======

   Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with foreign operations and state and local deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company had federal life net operating loss carryforwards of $848 million and $660 million, which expire in 2012. At December 31, 2000 and 1999, respectively, the Company had state operating loss carryforwards for tax purposes approximating $509 million and $570 million, which expire between 2001 and 2020.

   Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 2000 were $743 million. Determining the tax liability that would arise if these earnings were remitted is not practicable.

   The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun its examination of 1996.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


12.  STATUTORY NET INCOME AND SURPLUS

   Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                   2000    1999      1998
                                                                  -----   -----   -------
                                                                       (In Millions)
Statutory net income                                              $ 149   $ 333   $ 1,247
Adjustments to reconcile to net income on a GAAP basis:
 Insurance revenues and expenses                                    525     136      (117)
 Income taxes                                                       (47)    436       128
 Valuation of investments                                          (135)    (27)     (143)
 Realized investment gains (losses)                                (494)     73     1,162
 Litigation and other reserves                                        -    (102)   (1,150)
 Discontinued operations and other, net                             400     (36)      (21)
                                                                  -----   -----   -------
GAAP net income                                                   $ 398   $ 813   $ 1,106
                                                                  =====   =====   =======

                                                                          2000         1999
                                                                       -------      -------
                                                                        (In Millions)
Statutory surplus                                                      $ 8,640      $ 9,249
Adjustments to reconcile to equity on a GAAP basis:
  Deferred policy acquisition costs                                      6,989        7,295
  Valuation of investments                                               4,968        2,909
  Future policy benefits and policyholder account balances                (952)      (1,544)
  Non-admitted assets                                                    2,693        2,069
  Income taxes                                                            (136)         522
  Surplus notes                                                           (988)        (987)
  Discontinued operations and other, net                                  (606)        (222)
                                                                       -------      -------
GAAP equity                                                            $20,608      $19,291
                                                                       =======      =======

   The New York State Insurance Department recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

   In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, except the guidance related to pension and post-employment benefits which was adopted January 1, 2000. The Company has estimated the potential effect of the Codification guidance to have a favorable impact of at least $1 billion on the Company's surplus position, primarily as the result of the recognition of deferred tax assets.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


13.  OPERATING LEASES

   The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 2000, future minimum lease payments under non-cancelable operating leases are as follows:


                                               (In Millions)

2001                                                 $  319
2002                                                    269
2003                                                    227
2004                                                    190
2005                                                    178
Remaining years after 2005                              897
                                                     ------
Total                                                $2,080
                                                     ======


   Rental expense incurred for the years ended December 31, 2000, 1999 and 1998 was $498 million, $456 million and $424 million, respectively, excluding expenses relating to the Company's healthcare business.

14.  FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

   Fixed maturities and Equity securities

   Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

   Mortgage loans on real estate

   The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgages.

   Policy loans

   The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

   Investment contracts

   For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

   Debt

   The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

   The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,


                                                                2000                         1999
                                                    ---------------------------  ---------------------------
                                                      Carrying      Estimated      Carrying      Estimated
                                                       Amount       Fair Value      Amount       Fair Value
                                                    -------------  ------------  -------------  ------------
                                                                         (In Millions)
FINANCIAL ASSETS:
Other than trading:
Fixed maturities:
  Available for sale                                      $83,827       $83,827        $79,130       $79,130
  Held to maturity                                         12,448        12,615         14,237        14,112
Equity securities                                           2,317         2,317          3,264         3,264
Mortgage loans on real estate                              15,919        15,308         16,268        15,826
Policy loans                                                8,046         8,659          7,590         7,462
Short-term investments                                      5,029         5,029          2,773         2,773
Mortgage securitization inventory                           1,448         1,448            803           803
Cash and cash equivalents                                   7,676         7,676          6,427         6,427
Restricted cash and securities                              2,196         2,196          4,082         4,082
Separate account assets                                    82,217        82,217         82,131        82,131

Trading:
Trading account assets                                    $ 7,217       $ 7,217        $ 9,741       $ 9,741
Broker-dealer related receivables                          11,860        11,860         11,346        11,346
Securities purchased under agreements to resell             5,395         5,395         13,944        13,944
Cash collateral for borrowed securities                     3,858         3,858          7,124         7,124

FINANCIAL LIABILITIES:
Other than trading:
Investment contracts                                      $25,033       $25,359        $25,206       $25,394
Securities sold under agreements to repurchase              7,162         7,162          4,260         4,260
Cash collateral for loaned securities                       4,762         4,762          2,582         2,582
Short-term and long-term debt                              13,633        13,800         16,371        16,563
Securities sold but not yet purchased                         157           157              -             -
Separate account liabilities                               82,217        82,217         82,131        82,131

Trading:
Broker-dealer related payables                            $ 5,965       $ 5,965        $ 5,839       $ 5,839
Securities sold under agreements to repurchase              7,848         7,848         20,338        20,338
Cash collateral for loaned securities                       6,291         6,291          8,193         8,193
Securities sold but not yet purchased                       4,802         4,802          6,968         6,968

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

   A derivative is a financial instrument whose price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts.

   Interest Rate Swaps

   The Company uses interest rate swaps to reduce market risk from changes in interest rates, to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

   If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

   Futures and Options

   The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

   Treasury futures typically are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

   When the Company anticipates a significant decline in the stock market that will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

   If exchange-traded financial futures and options meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Financial futures that do not qualify as hedges are carried at fair value with changes in value reported in current earnings. The gains and losses associated with anticipatory transactions are not material.

   Currency Derivatives

   The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

   Under exchange-traded currency futures and options, the Company agrees to purchase or sell a specified number of contracts and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded currency futures and options with regulated futures commissions merchants who are members of a trading exchange.

   Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

   Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

   If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains (losses), net."

   Forwards

   The Company uses forwards to manage market risks relating to interest rates and commodities and trades in mortgage-backed securities forward contracts. The latter activity has been exited in connection with the restructuring of Prudential Securities Group's capital markets activities as discussed in Note
   4. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   If the forwards qualify for hedge accounting treatment, gains or losses are recorded in a manner similar to the hedged items. If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

   The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                             Derivative Financial Instruments
                                                                     December 31, 2000

                                   Trading                            Other than Trading                         Total
                            ----------------------  ---------------------------------------------------  ------------------------
                                                                                      Non-Hedge
                                                        Hedge Accounting            Accounting
                                                    -------------------------  ------------------------
                                       Estimated                  Estimated                 Estimated                 Estimated
                            Notional   Fair Value    Notional     Fair Value    Notional    Fair Value    Notional    Fair Value
                            --------  ------------  -----------  ------------  ----------  ------------  ----------  ------------
                                                                       (In Millions)
Swap Instruments
Interest rate
 Asset                       $ 9,693          $352         $  -          $  -      $1,908          $ 57     $11,601        $  409
 Liability                    10,521           370            -             -       2,126            81      12,647           451
Currency
 Asset                             7             -            -             -         383            31         390            31
 Liability                        30            34            -             -         302            20         332            54
Equity and commodity
 Asset                            55            14            -             -          46            17         101            31
 Liability                        55            12            -             -           -             -          55            12
Forward contracts
Interest rate
 Asset                         3,469            33            -             -           -             -       3,469            33
 Liability                     3,319            33            -             -           -             -       3,319            33
Currency
 Asset                         6,044           185          472             9       2,319            29       8,835           223
 Liability                     5,897           195          429             9          27            79       6,353           283
Equity and commodity
 Asset                         2,091            75            -             -           -             -       2,091            75
 Liability                     1,923            75            -             -           -             -       1,923            75
Futures contracts
Interest rate
 Asset                        11,582            14            -             -       2,410            55      13,992            69
 Liability                     6,513            29            -             -       1,468            21       7,981            50
Equity and commodity
 Asset                           782            27            -             -           -             -         782            27
 Liability                     1,324            36            -             -           -             -       1,324            36
Option contracts
Interest rate
 Asset                         4,141            48            -             -           -             -       4,141            48
 Liability                     4,273            29            -             -           -             -       4,273            29
Currency
 Asset                         1,108            27            -             -           -             -       1,108            27
 Liability                     1,174            26            -             -           -             -       1,174            26
Equity and commodity
 Asset                           175             3            -             -           -             -         175             3
 Liability                       126             1            -             -           -             -         126             1
                             -------          ----  -----------  ------------      ------          ----     -------        ------
Total Derivatives:
 Assets                      $39,147          $778         $472            $9      $7,066          $189     $46,685        $  976
                             =======          ====  ===========  ============      ======          ====     =======        ======
 Liabilities                 $35,155          $840         $429            $9      $3,923          $201     $39,507        $1,050
                             =======          ====  ===========  ============      ======          ====     =======        ======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

                                                                       Derivative Financial Instruments
                                                                               December 31, 1999

                                                  Trading                     Other than Trading                      Total
                                            --------------------  -------------------------------------------  --------------------
                                                                                              Non-Hedge
                                                                    Hedge Accounting        Accounting
                                                                  --------------------  ---------------------             Estimated
                                                      Estimated             Estimated              Estimated              ----------
                                            Notional  Fair Value  Notional  Fair Value  Notional   Fair Value  Notional   Fair Value
                                            --------  ----------  --------  ----------  ---------  ----------  --------   ----------
                                                                                  (In Millions)
Swap Instruments
Interest rate
 Asset                                        $ 7,116        $151    $    -         $ -     $2,185        $146   $ 9,301        $297
 Liability                                      6,490         137         -           -      1,261          32     7,751         169
Currency
 Asset                                             24          45       343          30          -           -       367          75
 Liability                                         77          51       369          33          -           -       446          84
Equity and commodity
 Asset                                              8           9         -           -         47          13        55          22
 Liability                                          8           5         -           -          -           -         8           5
Forward contracts
Interest rate
 Asset                                         14,837         105         -           -          -           -    14,837         105
 Liability                                     12,459          84         -           -          -           -    12,459          84
Currency
 Asset                                         11,181         275        54           2      1,182          16    12,417         293
 Liability                                     10,377         247       841          16      1,347          21    12,565         284
Equity and commodity
 Asset                                          1,664          68         -           -          -           -     1,664          68
 Liability                                      1,592          60         -           -          -           -     1,592          60
Futures contracts
Interest rate
 Asset                                          2,374           2         -           -        800          14     3,174          16
 Liability                                      3,017           3         -           -      3,696          44     6,713          47
Equity and commodity
 Asset                                          2,283          44         -           -         71           4     2,354          48
 Liability                                        837          57         -           -         12          11       849          68
Option contracts
Interest rate
 Asset                                          3,725          22         -           -          -           -     3,725          22
 Liability                                      2,185          11         -           -         13           -     2,198          11
Currency
 Asset                                            613           5         -           -         10           -       623           5
 Liability                                      4,439           5         -           -         10           -     4,449           5
Equity and commodity
 Asset                                            340           6         -           -          -           -       340           6
 Liability                                        366           3         -           -          -           -       366           3
                                              -------        ----  --------  ----------     ------        ----   -------        ----
Total Derivatives:
 Assets                                       $44,165        $732    $  397         $32     $4,295        $193   $48,857        $957
                                              =======        ====  ========  ==========     ======        ====   =======        ====
 Liabilities                                  $41,847        $663    $1,210         $49     $6,339        $108   $49,396        $820
                                              =======        ====  ========  ==========     ======        ====   =======        ====

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   The following table discloses net trading revenues by derivative instrument types for the years ended December 31,


                                       2000    1999    1998
                                      -----   -----   -----
                                          (In Millions)
Swaps                                 $ (17)  $  16   $ (13)
Forwards                                 51      53      67
Futures                                 (85)     80      (5)
Options                                  (1)    (14)      -
                                      -----   -----   -----
Net trading revenues                  $ (52)  $ 135   $  49
                                      =====   =====   =====


   Average fair values for trading derivatives in an asset position during the years ended December 31, 2000 and 1999 were $579 million and $789 million, respectively, and for derivatives in a liability position were $630 million and $766 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 2000, 72% of the notional amount consisted of interest rate derivatives, 20% consisted of foreign currency derivatives and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 2000, 66% of notional consisted of interest rate derivatives, 33% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

   Credit Risk

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date. The credit exposure of currency forwards is represented by the difference, if any, between the exchange rate specified in the contract and the exchange rate for the same currency at the reporting date.

   The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 2000 and 1999, approximately 96% and 81%, respectively, of the net credit exposure for the Company from derivative contracts was with investment-grade counterparties. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and positions are marked to market on a daily basis. These additional controls further reduce the Company's credit risk to derivatives counterparties. Internal controls are in place to ensure that derivative transactions are conducted in accordance with Company policy and guidelines. Those controls include limits, segregation of function and periodic management review, including quarterly review of General Account exposures by the Investment Committee of the Board of Directors, as well as daily monitoring for compliance with authorization and operating guidelines.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


15.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


   Off-Balance-Sheet Credit-Related Instruments

   During the normal course of its business, the Company utilizes financial instruments with off-balance-sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

   In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $1.6 billion, of which $0.8 billion remains available at December 31, 2000.

   Also, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $3.3 billion, of which $1.8 billion remains available at December 31, 2000. Unsecured commitments approximate $0.1 billion, substantially all of which remains available at December 3l, 2000. This activity is being exited in conjunction with the restructuring of Prudential Securities capital markets activities, as discussed in Note 4.

   Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.0 billion, of which $0.9 billion remain available at December 31, 2000. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 2000.

   The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 2000 financial guarantees and letters of credit issued by the Company were $0.8 billion.

16.  SEGMENT INFORMATION

   The Company has organized its principal operations into Financial Services Businesses and a Traditional Participating Products segment. Within the Financial Services Businesses, the Company operates through four divisions which, together, encompass ten reportable segments. The four operating divisions within the Financial Services Businesses are: U.S. Consumer, Employee Benefits, International and Asset Management. The segments within the Financial Services Businesses as well as the Traditional Participating Products segment correspond to businesses for which discrete financial information is available and reviewed by management. Businesses that are not sufficiently material to warrant separate disclosure are included in Corporate and Other results. Collectively, the businesses that comprise the four operating divisions and Corporate and Other are referred to as the Financial Services Businesses.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The U.S. Consumer division consists of the Individual Life Insurance, Private Client Group, Retail Investments and Property and Casualty Insurance segments. The Individual Life Insurance segment manufactures and distributes variable life, term life and other non-participating life insurance protection products to the United States retail market and distributes investment and protection products for other segments. The Private Client Group segment provides full service securities brokerage and financial advisory services, as well as consumer banking services, to retail customers in the United States. The Retail Investments segment provides mutual funds, variable and fixed annuities and wrap-fee products to retail customers in the United States. The Property and Casualty Insurance segment manufactures and distributes personal lines property and casualty insurance products, principally automobile and homeowners insurance, to the United States retail market.

   The Employee Benefits division consists of the Group Insurance and Other Employee Benefits segments. The Group Insurance segment manufactures and distributes group life, disability and related insurance products in connection with employee and member benefit plans. The Other Employee Benefits segment provides products and services for defined contribution and other retirement plans as well as guaranteed investment contracts, group annuities and relocation services to employers. The Other Employee Benefits segment also markets real estate brokerage franchises to regional and local real estate brokers.

   The International division consists of the International Insurance and International Securities and Investments segments. The International Insurance segment manufactures and distributes individual life insurance products to the affluent retail market in Japan, Korea and six other Asian, Latin American and European countries. The International Securities and Investments segment provides full service securities brokerage, asset management and financial advisory services to retail and institutional clients outside of the United States.

   The Asset Management division consists of the Investment Management and Advisory Services and Other Asset Management segments. The Investment Management and Advisory Services segment provides institutional asset management products and services to unaffiliated institutional clients as well as management services for assets supporting products offered by other segments. The Other Asset Management segment includes equity trading and commercial mortgage securitization activities, as well as hedge portfolio results.

   Corporate and Other includes financial services businesses that are not included in other reportable segments as well as corporate-level activities. These businesses include international ventures, divested businesses and businesses that have not been divested but have been placed in wind-down status. The latter includes individual health insurance, group credit insurance and Canadian life insurance. The divested businesses include the results of the lead-managed underwriting and institutional fixed income businesses of the Prudential Securities Group (see Note 4), Gibraltar Casualty (see Note 17), residential first mortgage banking and certain Canadian businesses. Corporate-level activities include corporate expenses not allocated to any business segments, including the cost of company-wide initiatives, investment returns on unallocated equity, returns from a debt-financed investment portfolio, transactions with other segments and consolidating adjustments.

   As a mutual insurance company, most of the Company's individual life insurance and certain annuity products have been written on a "participating" basis, whereby policyholders are eligible to receive policyholder dividends reflecting policy experience. The Company will cease offering domestic participating insurance and annuity products in connection with the demutualization, if consummated. The liabilities of the individual in force participating products, together with the assets supporting them, will then be segregated for accounting purposes from the Company's other assets and liabilities. The liabilities and assets to be segregated, as well as other assets and equity that support these policies, and their financial results are

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   reflected in the Traditional Participating Products segment, which is managed separately from the Financial Services Businesses.

   The following summary presents certain financial data of our operations based on their location:

                                                                              2000      1999      1998
                                                                           -------   -------   -------
                                                                                 (In Millions)
Revenues:
Domestic                                                                   $23,704   $24,382   $25,368
International                                                                2,840     2,186     1,656
                                                                           -------   -------   -------
  Total revenues                                                           $26,544   $26,568   $27,024
                                                                           =======   =======   =======
Income from continuing operations before income taxes:
Domestic                                                                   $   368   $ 1,939   $ 2,372
International                                                                  359       316       225
                                                                           -------   -------   -------
  Total income from continuing operations before income taxes              $   727   $ 2,255   $ 2,597
                                                                           =======   =======   =======

   The accounting policies of the segments are the same as those described in
   Note 2--"Summary of Significant Accounting Policies."

   In managing its business, the Company analyzes the operating performance of each segment using "adjusted operating income", which is a non-GAAP measure. "Adjusted operating income" is calculated by adjusting income from continuing operations before income taxes to exclude certain items. The items excluded are realized investment gains, net of losses and related charges; sales practices remedies and costs; demutualization expenses; and the gains, losses and contribution to income/loss of divested businesses which have been sold but do not qualify for "discontinued operations" treatment under GAAP. Businesses that the Company has placed in wind-down status but are not divested remain in "adjusted operating income." The Company's discontinued healthcare operations are excluded from "income from continuing operations before income taxes."

   The excluded items are important to an understanding of overall results of operations. "Adjusted operating income" is not a substitute for net income determined in accordance with GAAP and the Company's definition of "adjusted operating income" may differ from that used by other companies. However, the Company believes that the presentation of "adjusted operating income" as measured for management purposes enhances the understanding of results of operations by highlighting the results from ongoing operations and the underlying profitability factors of the Company's businesses.

   The Company excludes realized investment gains, net of losses and related charges, from "adjusted operating income" because the timing of transactions resulting in recognition of gains or losses is largely at the Company's discretion and the amount of these gains or losses is heavily influenced by and fluctuates in part according to the availability of market opportunities. Including the fluctuating effects of these transactions could distort trends in the underlying profitability of the businesses. The Company excludes sales practices remedies and costs because they relate to a substantial and identifiable non-recurring event. The Company excludes demutualization expenses as they are directly related to demutualization and could distort the trends associated with our business operations. The Company excludes the gains and losses and contribution to income/loss of divested businesses and related runoff operations because, as a result of the decision to dispose of these businesses, these results are not relevant to the profitability of the Company's ongoing operations and could distort the trends associated with ongoing businesses.

   The related charges offset against net realized investment gains and losses relates to policyholder dividends, amortization of deferred policy acquisition costs, and reserves for future policy benefits. Net realized investment gains is one of the elements that the Company considers in establishing the dividend scale, and

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

   the related policyholder dividend charge represents the estimated portion of the Company's expense charge for policyholder dividends that is attributed to net realized investment gains that the Company considers in determining the dividend scale. Deferred policy acquisition costs for certain investment-type products are amortized based on estimated gross profits, which include net realized investment gains and losses on the underlying invested assets, and the related charge for amortization of deferred policy acquisition costs represents the portion of this amortization associated with net realized investment gains and losses. The reserves for certain policies are adjusted when cash flows related to these policies are affected by net realized investment gains and losses, and the related charge for reserves for future policy benefits represents that adjustment.

   "Adjusted operating income" for each segment includes earnings on attributed equity established at a level which management considers necessary to support the segment's risks.

   Operating expenses specifically identifiable to a particular segment are allocated to that segment as incurred. Operating expenses not identifiable to a specific segment but which are incurred in connection with the generation of segment revenues are generally allocated based upon the segment's historical percentage of general and administrative expenses.

   The financial results of the International Insurance segment reflect the impact of currency hedging strategies, including internal hedges, whereby currency fluctuation exposure within annual reporting periods is assumed by Corporate and Other Operations.

   The Investment Management and Advisory Services segment revenues include intersegment revenues of $404 million, $381 million and $414 million in 2000, 1999 and 1998, respectively, which primarily consist of asset-based management fees from the businesses of the U.S. Consumer and Employee Benefits divisions and the Traditional Participating Products segment. Management has determined the intersegment fees for the various asset classes with reference to market rates. These fees are eliminated in consolidation.

   As discussed in Note 4, Capital Markets Restructuring, the Company has exited the lead-managed underwriting and institutional fixed income businesses. Results for these businesses are included in Divested Businesses in the tables that follow. Income from Continuing Operations before Income Taxes for these businesses was a loss of $73 million in 1998, income of $23 million in 1999 and a loss of $620 million in 2000. The loss in 2000 includes a restructuring charge of $476 million.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The summary below reconciles adjusted operating income to income from continuing operations before income taxes:

                                                                   Year ended December 31, 2000
                                ---------------------------------------------------------------------------------------------------
                                                                         Reconciling Items
                                ---------------------------------------------------------------------------------------------------
                                                              Charges                   Divested                       Income from
                                              Realized       Related to      Sales      Business                        Continuing
                                Adjusted     Investment       Realized     Practices  and Related                       Operations
                               Operating       Gains           Gains       Remedies      Runoff     Demutualization   Before Income
                                 Income    (Losses), Net   (Losses), Net   and Costs   Operations       Expenses          Taxes
                                ---------  --------------  --------------  ---------  ------------  ----------------  --------------
                                                                          (In Millions)
Individual Life Insurance         $  114           $  (6)          $   -        $  -         $  -              $  -         $   108
Private Client Group                 237               -               -           -            -                 -             237
Retail Investments                   239              (8)              2           -            -                 -             233
Property and Casualty Insurance      150              16               -           -            -                 -             166
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total U.S. Consumer Division        740               2               2           -            -                 -             744
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Group Insurance                      158              (2)              -           -            -                 -             156
Other Employee Benefits              229             (85)            (31)          -            -                 -             113
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total Employee Benefits
  Division                           387             (87)            (31)          -            -                 -             269
                                  ------           -----           -----   ---------  -----------   ---------------         -------

International Insurance              296             (15)              -           -            -                 -             281
International Securities and
 Investments                          26               -               -           -            -                 -              26
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total International Division        322             (15)              -           -            -                 -             307
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Investment Management and
 Advisory Services                   154               1               -           -            -                 -             155
Other Asset Management               122               -               -           -            -                 -             122
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total Asset Management
  Division                           276               1               -           -            -                 -             277
                                  ------           -----           -----   ---------  -----------   ---------------         -------

Corporate and Other                   (4)           (280)              -           -         (636)             (143)         (1,063)
                                  ------           -----           -----   ---------  -----------   ---------------         -------
 Total -- Financial Services
  Businesses                       1,721            (379)            (29)          -         (636)             (143)            534
                                  ------           -----           -----   ---------  -----------   ---------------         -------
Traditional Participating Products                    91
 segment                             547           -----            (445)          -            -                 -             193
                                  ------                           -----   ---------  -----------   ---------------         -------
 Total                            $2,268           $(288)          $(474)       $  -        $(636)            $(143)        $   727
                                  ======           =====           =====   =========  ===========   ===============         =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


                                                                  Year ended December 31, 1999
                                --------------------------------------------------------------------------------------------------
                                                                       Reconciling Items
                                --------------------------------------------------------------------------------------------------
                                                            Charges                    Divested                       Income from
                                            Realized       Related to      Sales       Business                       Continuing
                               Ajusted     Investment       Realized     Practices   and Related                      Operations
                              Operating      Gains           Gains        Remedies      Runoff     Demutualization   Before Income
                               Income    (Losses), Net   (Losses), Net   and Costs    Operations       Expenses          Taxes
                                -------  --------------  --------------  ----------  ------------  ----------------  -------------
                                                                         (In Millions)
Individual Life Insurance        $  117           $(23)          $   -        $  -          $  -              $  -          $   94
Private Client Group                224              -               -           -             -                 -             224
Retail Investments                  174              5               1           -             -                 -             180
Property and Casualty Insurance     152              9               -           -             -                 -             161
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total U.S. Consumer Division       667             (9)              1           -             -                 -             659
                                 ------           ----           -----   ---------   -----------   ---------------          ------

Group Insurance                     128             25             (10)          -             -                 -             143
Other Employee Benefits             272            203            (133)          -             -                 -             342
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total Employee Benefits
  Division                          400            228            (143)          -             -                 -             485
                                 ------           ----           -----   ---------   -----------   ---------------          ------

International Insurance             218              9               -           -             -                 -             227
International Securities and
 Investments                         15              -               -           -             -                 -              15
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total International Division       233              9               -           -             -                 -             242
                                 ------           ----           -----   ---------   -----------   ---------------          ------

Investment Management and
 Advisory Services                  155              1               -           -             -                 -             156
Other Asset Management               97              -               -           -             -                 -              97
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total Asset Management                                                          -
  Division                          252              1               -   ---------             -                 -             253
                                 ------           ----           -----               -----------   ---------------          ------

Corporate and Other                 137            357               -        (100)          (47)              (75)            272
                                 ------           ----           -----   ---------   -----------   ---------------          ------
 Total -- Financial Services
  Businesses                      1,689            586            (142)       (100)          (47)              (75)          1,911
                                 ------           ----           -----   ---------   -----------   ---------------          ------
Traditional Participating Products                                               -             -
 segment                            316            338            (310)  ---------   -----------                 -             344
                                 ------           ----           -----                             ---------------          ------
 Total                           $2,005           $924           $(452)      $(100)         $(47)             $(75)         $2,255
                                 ======           ====           =====   =========   ===========   ===============          ======


The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


                                                                Year ended December 31, 1998
                                 -----------------------------------------------------------------------------------------------
                                                                      Reconciling Items
                                 -----------------------------------------------------------------------------------------------
                                                          Charges                    Divested                       Income from
                                          Realized        Related to      Sales       Business                        Continuing
                                Adjusted Investment        Realized     Practices   and Related                       Operations
                               Operating   Gains           Gains        Remedies      Runoff     Demutualization   Before Income
                                 Income (Losses), Net  (Losses), Net   and Costs    Operations       Expenses          Taxes
                                 -----  -------------  --------------  ----------  ------------  ----------------  --------------
                                                                       (In Millions)
Individual Life Insurance      $  178          $   18           $  -        $  -          $  -              $  -             196
Private Client Group              114               -              -           -             -                 -             114
Retail Investments                249              97             (3)          -             -                 -             343
Property and Casualty Insurance   311              16              -           -             -                 -             327
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total U.S. Consumer Division     852             131             (3)          -             -                 -             980
                               ------          ------          -----   ---------   -----------   ---------------         -------

Group Insurance                    98             123              -           -             -                 -             221
Other Employee Benefits           342             595           (222)          -             -                 -             715
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total Employee Benefits
  Division                        440             718           (222)          -             -                 -             936
                               ------          ------          -----   ---------   -----------   ---------------         -------

International Insurance           144               9              -           -             -                 -             153
International Securities and
 Investments                       13               -              -           -             -                 -              13
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total International Division     157               9              -           -             -                 -             166
                               ------          ------          -----   ---------   -----------   ---------------         -------

Investment Management and
 Advisory Services                144               1              -           -             -                 -             145
Other Asset Management             22               -              -           -             -                 -              22
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total Asset Management
  Division                        166               1              -           -             -                 -             167
                               ------          ------          -----   ---------   -----------   ---------------         -------

Corporate and Other               (34)             85              -      (1,150)         (196)              (24)         (1,319)
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total -- Financial Services
  Businesses                    1,581             944           (225)     (1,150)         (196)              (24)            930
                               ------          ------          -----   ---------   -----------   ---------------         -------
Traditional Participating
 Products segment                 206           1,697           (236)          -             -                 -           1,667
                               ------          ------          -----   ---------   -----------   ---------------         -------
 Total                         $1,787          $2,641          $(461)    $(1,150)        $(196)             $(24)        $ 2,597
                               ======          ======          =====   =========   ===========   ===============         =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

   The summary below presents certain financial information for the Company's reportable segments:

                                                                Year ended December 31, 2000
                                                ---------------------------------------------------------------
                                                                                                   Interest
                                                                                                  Credited to
                                                                       Net                      Policyholders'
                                                                    Investment  Policyholders'      Account
                                                      Revenues        Income       Benefits        Balances
                                                      ---------     ----------  --------------  ---------------
                                                                                         (In Millions)
Financial Services Businesses:
 Individual Life Insurance                           $  1,855        $    374       $    650       $    131
 Private Client Group                                   2,689             299             --             --
 Retail Investments                                     1,631             478            152            264
 Property and Casualty Insurance                        1,840             193          1,045             --
                                                     --------        --------       --------       --------
  Total U.S. Consumer Division                          8,015           1,344          1,847            395
                                                     --------        --------       --------       --------

 Group Insurance                                        2,801             485          2,042            200
 Other Employee Benefits                                2,885           2,332            930          1,024
                                                     --------        --------       --------       --------
  Total Employee Benefits Division                      5,686           2,817          2,972          1,224
                                                     --------        --------       --------       --------

 International Insurance                                1,920             129          1,265              2
 International Securities and Investments                 704              66             --             --
                                                     --------        --------       --------       --------
  Total International Division                          2,624             195          1,265              2
                                                     --------        --------       --------       --------

 Investment Management and Advisory Services              874              21             --             --
 Other Asset Management                                   470              31             --             --
                                                     --------        --------       --------       --------
  Total Asset Management Division                       1,344              52             --             --
                                                     --------        --------       --------       --------

 Corporate and Other                                      283             816             23             (3)
                                                     --------        --------       --------       --------
  Total                                                17,952           5,224          6,107          1,618
                                                     --------        --------       --------       --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                 (379)             --             --             --
 Related Charges:
  Reserves                                                 --              --             36             --
  Amortization of deferred policy
   acquisition costs                                       --              --             --             --
                                                     --------        --------       --------       --------
   Total realized investment gains,                        --
     net of losses and related charges                   (379)             --             36             --
                                                                     --------       --------       --------
 Divested businesses and related runoff
    operations                                            269             101             14             --
                                                     --------        --------       --------       --------
  Total -- Financial Services Businesses               17,842           5,325          6,157          1,618
                                                     --------        --------       --------       --------
Traditional Participating Products segment              8,611           4,172          4,483            133
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   91              --             --             --
 Related Charges:
  Dividends to policyholders                               --              --             --             --
                                                     --------        --------       --------       --------
  Total realized investment gains, net
   of losses and related charges                           91              --             --             --
                                                     --------        --------       --------       --------
  Total -- Traditional Participating
   Products segment
                                                        8,702           4,172          4,483            133
                                                     --------        --------       --------       --------
  Total per Consolidated Financial Statements        $ 26,544        $  9,497       $ 10,640       $  1,751
                                                     ========        ========       ========       ========


                                                          Year ended December 31, 2000
                                                     ---------------------------------------

                                                                               Amortization
                                                                                of Deferred
                                                                                  Policy
                                                     Dividends to   Interest    Acquisition
                                                     Policyholders   Expense       Costs
                                                     -------------  ---------  -------------

                                                                  (In Millions)
Financial Services Businesses:
 Individual Life Insurance                           $     12       $     10        $    172
 Private Client Group                                      --             --              --
 Retail Investments                                         1              1             212
 Property and Casualty Insurance                           --             --             365
                                                     --------       --------        --------
  Total U.S. Consumer Division                             13             11             749
                                                     --------       --------        --------


 Group Insurance                                           --             (1)              1
 Other Employee Benefits                                   --             44              22
                                                     --------       --------        --------
  Total Employee Benefits Division                         --             43              23
                                                     --------       --------        --------


 International Insurance                                    1              4             145
 International Securities and Investments                  --             --               1
                                                     --------       --------        --------
  Total International Division                              1              4             146
                                                     --------       --------        --------


 Investment Management and Advisory Services               --              5              --
 Other Asset Management                                    --             --              --
                                                     --------       --------        --------
  Total Asset Management Division                          --              5              --
                                                     --------       --------        --------


 Corporate and Other                                        4            385             (84)
                                                     --------       --------        --------
  Total                                                    18            448             834
                                                     --------       --------        --------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   --             --              --
 Related Charges:
  Reserves                                                 --             --              --
  Amortization of deferred policy
   acquisition costs                                       --             --              (7)
                                                     --------       --------        --------
   Total realized investment gains,
     net of losses and related charges                     --             --              (7)
                                                     --------       --------        --------
 Divested businesses and related runoff
    operations                                             --             --              --
                                                     --------       --------        --------
  Total -- Financial Services Businesses                   18            448             827
                                                     --------       --------        --------
Traditional Participating Products segment              2,261            152             269
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   --             --              --
 Related Charges:
  Dividends to policyholders                              445             --              --
                                                     --------       --------        --------
  Total realized investment gains, net
   of losses and related charges                          445             --              --
                                                     --------       --------        --------
  Total -- Traditional Participating
   Products segment
                                                        2,706            152             269
                                                     --------       --------        --------
  Total per Consolidated Financial Statements        $  2,724       $    600        $  1,096
                                                     ========       ========        ========

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)

                                                                     Year ended December 31, 1999
                                                        ----------------------------------------------------
                                                                                                 Interest
                                                                                               Credited to
                                                                       Net                    Policyholders'
                                                                   Investment  Policyholders'    Account
                                                        Revenues      Income       Benefits      Balances
                                                        --------    ----------  --------------  ----------
                                                                            (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $ 1,723       $   316       $   519       $   126
 Private Client Group                                      2,509           269            --            --
 Retail Investments                                        1,551           491           118           271
 Property and Casualty Insurance                           1,747           197         1,100            --
                                                         -------       -------       -------       -------
  Total U.S. Consumer Division                             7,530         1,273         1,737           397
                                                         -------       -------       -------       -------

 Group Insurance                                           2,428           470         1,749           197
 Other Employee Benefits                                   3,014         2,460           997         1,086
                                                         -------       -------       -------       -------
  Total Employee Benefits Division                         5,442         2,930         2,746         1,283
                                                         -------       -------       -------       -------

 International Insurance                                   1,522            99         1,031             1
 International Securities and Investments                    580            54            --            --
                                                         -------       -------       -------       -------
  Total International Division                             2,102           153         1,031             1
                                                         -------       -------       -------       -------

 Investment Management and Advisory Services                 768             3            --            --
 Other Asset Management                                      369            29            --            --
                                                         -------       -------       -------       -------
  Total Asset Management Division                          1,137            32            --            --
                                                         -------       -------       -------       -------

 Corporate and Other                                         566           926            80            --
                                                         -------       -------       -------       -------
  Total                                                   16,777         5,314         5,594         1,681
                                                         -------       -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     586            --            --            --
 Related Charges:
  Reserves                                                    --            --           147            --
  Amortization of deferred policy
   acquisition costs                                          --            --            --            --
                                                         -------       -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                       586            --           147            --
                                                         -------       -------       -------       -------
 Divested businesses and related runoff operations           511           142            65            --
                                                         -------       -------       -------       -------
  Total -- Financial Services Businesses                  17,874         5,456         5,806         1,681
                                                         -------       -------       -------       -------
Traditional Participating Products segment                 8,356         3,911         4,420           130
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     338            --            --            --
 Related Charges:
  Dividends to policyholders                                  --            --            --            --
                                                         -------       -------       -------       -------
  Total realized investment gains, net                        --
   of losses and related charges                             338            --            --            --
                                                                       -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        8,694         3,911         4,420           130
                                                         -------       -------       -------       -------
  Total per Consolidated Financial Statements            $26,568       $ 9,367       $10,226       $ 1,811
                                                         =======       =======       =======       =======


                                                            Year ended December 31, 1999
                                                       --------------------------------------

                                                                                 Amortization
                                                                                  of Deferred
                                                                                    Policy
                                                       Dividends to   Interest   Acquisition
                                                       Policyholders  Expense       Costs
Financial Services Businesses:                         -------------  --------  -------------
                                                                 (In Millions)
 Individual Life Insurance                               $     8       $     4       $   185
 Private Client Group                                         --            --            --
 Retail Investments                                           --             5           230
 Property and Casualty Insurance                              --            --           350
                                                         -------       -------       -------
  Total U.S. Consumer Division                                 8             9           765
                                                         -------       -------       -------


 Group Insurance                                              --            --            --
 Other Employee Benefits                                      --            51            10
                                                         -------       -------       -------
  Total Employee Benefits Division                            --            51            10
                                                         -------       -------       -------


 International Insurance                                       2            --           102
 International Securities and Investments                     --            --             1
                                                         -------       -------       -------
  Total International Division                                 2            --           103
                                                         -------       -------       -------


 Investment Management and Advisory Services                  --            --            --
 Other Asset Management                                       --            --            --
                                                         -------       -------       -------
  Total Asset Management Division                             --            --            --
                                                         -------       -------       -------


 Corporate and Other                                           5           420           (32)
                                                         -------       -------       -------
  Total                                                       15           480           846
                                                         -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Reserves                                                    --            --            --
  Amortization of deferred policy
   acquisition costs                                          --            --            (5)
                                                         -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                        --            --            (5)
                                                         -------       -------       -------
 Divested businesses and related runoff operations            --            --            --
                                                         -------       -------       -------
  Total -- Financial Services Businesses                      15           480           841
                                                         -------       -------       -------
Traditional Participating Products segment                 2,246            71           314
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Dividends to policyholders                                 310            --            --
                                                         -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                             310            --            --
                                                         -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        2,556            71           314
                                                         -------       -------       -------
  Total per Consolidated Financial Statements            $ 2,571       $   551       $ 1,155
                                                         =======       =======       =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)



                                                                Year ended December 31, 1998
                                                        ------------------------------------------------------
                                                                                                   Interest
                                                                                                 Credited to
                                                                       Net                      Policyholders'
                                                                    Investment  Policyholders'     Account
                                                          Revenues    Income       Benefits        Balances
                                                          --------  ----------  --------------  --------------
                                                                          (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $ 1,674       $   300       $   525       $   117
 Private Client Group                                      2,317           255            --            --
 Retail Investments                                        1,532           567           125           294
 Property and Casualty Insurance                           1,812           223         1,070            --
                                                         -------       -------       -------       -------
  Total U.S. Consumer Division                             7,335         1,345         1,720           411
                                                         -------       -------       -------       -------

 Group Insurance                                           2,205           441         1,650           158
 Other Employee Benefits                                   3,258         2,730           991         1,278
                                                         -------       -------       -------       -------
  Total Employee Benefits Division                         5,463         3,171         2,641         1,436
                                                         -------       -------       -------       -------

 International Insurance                                   1,090            65           742             3
 International Securities and Investments                    532            55            --            --
                                                         -------       -------       -------       -------
  Total International Division                             1,622           120           742             3
                                                         -------       -------       -------       -------

 Investment Management and Advisory Services                 740             2            --            --
 Other Asset Management                                      253             9            --            --
                                                         -------       -------       -------       -------
  Total Asset Management Division                            993            11            --            --
                                                         -------       -------       -------       -------

 Corporate and Other                                         313           894            20            --
                                                         -------       -------       -------       -------
  Total                                                   15,726         5,541         5,123         1,850
                                                         -------       -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                     944            --            --            --
 Related Charges:
  Reserves                                                    --            --           218            --
  Amortization of deferred policy
   acquisition costs                                          --            --            --            --
                                                         -------       -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                       944            --           218            --
                                                         -------       -------       -------       -------
 Divested businesses and related runoff operations           325           119            55            --
                                                         -------       -------       -------       -------
  Total -- Financial Services Businesses                  16,995         5,660         5,396         1,850
                                                         -------       -------       -------       -------
Traditional Participating Products segment                 8,332         3,794         4,390           103
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                   1,697            --            --            --
 Related Charges:
  Dividends to policyholders                                  --            --            --            --
                                                         -------       -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                           1,697            --            --            --
                                                         -------       -------       -------       -------
  Total -- Traditional Participating
   Products segment                                       10,029         3,794         4,390           103
                                                         -------       -------       -------       -------
  Total per Consolidated Financial Statements            $27,024       $ 9,454       $ 9,786       $ 1,953
                                                         =======       =======       =======       =======

                                                            Year ended December 31, 1998
                                                       --------------------------------------
                                                                                Amortization
                                                                                 of Deferred
                                                                                   Policy
                                                       Dividends to   Interest   Acquisition
                                                       Policyholders  Expense       Costs
                                                       -------------  --------  -------------
                                                                     (In Millions)
Financial Services Businesses:
 Individual Life Insurance                               $     5       $     4       $   185
 Private Client Group                                         --            --            --
 Retail Investments                                           --             3           180
 Property and Casualty Insurance                              --            --           340
                                                         -------       -------       -------
  Total U.S. Consumer Division                                 5             7           705
                                                         -------       -------       -------


 Group Insurance                                              --             1            --
 Other Employee Benefits                                      --            28            10
                                                         -------       -------       -------
  Total Employee Benefits Division                            --            29            10
                                                         -------       -------       -------


 International Insurance                                       2            --           103
 International Securities and Investments                     --            --             1
                                                         -------       -------       -------
  Total International Division                                 2            --           104
                                                         -------       -------       -------


 Investment Management and Advisory Services                  --            --             5
 Other Asset Management                                       --            --            --
                                                         -------       -------       -------
  Total Asset Management Division                             --            --             5
                                                         -------       -------       -------


 Corporate and Other                                           5           446           (50)
                                                         -------       -------       -------
  Total                                                       12           482           774
                                                         -------       -------       -------
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Reserves                                                    --            --            --
  Amortization of deferred policy
   acquisition costs                                          --            --             7
                                                         -------       -------       -------
   Total realized investment gains,
     net of losses and related charges                        --            --             7
                                                         -------       -------       -------
 Divested businesses and related runoff operations            --            --            --
                                                         -------       -------       -------
  Total -- Financial Services Businesses                      12           482           781
                                                         -------       -------       -------
Traditional Participating Products segment                 2,229            66           358
Items Excluded From Adjusted Operating Income:
Realized investment gains, net of losses and
 related charges:
 Realized investment gains (losses), net                      --            --            --
 Related Charges:
  Dividends to policyholders                                 236            --            --
                                                         -------       -------       -------
  Total realized investment gains, net
   of losses and related charges                             236            --            --
                                                         -------       -------       -------
  Total -- Traditional Participating
   Products segment                                        2,465            66           358
                                                         -------       -------       -------
  Total per Consolidated Financial Statements            $ 2,477       $   548       $ 1,139
                                                         =======       =======       =======

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


16. SEGMENT INFORMATION (continued)


   The summary below presents total assets for the Company's reportable segments as of December 31, 2000, 1999 and 1998.

                                                                                                    Assets
                                                                                      ---------------------------------
                                                                                             2000       1999       1998
                                                                                         --------   --------   --------
                                                                                                 (In Millions)
Individual Life Insurance                                                                $ 22,992   $ 22,040   $ 20,406
Private Client Group                                                                       18,426     23,157     17,681
Retail Investments                                                                         27,042     28,658     25,594
Property and Casualty Insurance                                                             4,763      4,380      4,865
                                                                                         --------   --------   --------
  Total U.S. Consumer Division                                                             73,223     78,235     68,546
                                                                                         --------   --------   --------

Group Insurance                                                                            15,891     13,850     12,014
Other Employee Benefits                                                                    59,926     60,105     67,702
                                                                                         --------   --------   --------
  Total Employee Benefits Division                                                         75,817     73,955     79,716
                                                                                         --------   --------   --------

International Insurance                                                                     6,726      5,804      4,329
International Securities and Investments                                                    3,644      3,471      3,460
                                                                                         --------   --------   --------
  Total International Division                                                             10,370      9,275      7,789
                                                                                         --------   --------   --------

Investment Management and Advisory Services                                                20,251     18,174     18,421
Other Asset Management                                                                     10,351      7,384      5,716
                                                                                         --------   --------   --------
  Total Asset Management Division                                                          30,602     25,558     24,137
                                                                                         --------   --------   --------

Corporate and Other                                                                        12,814     29,498     36,136
                                                                                         --------   --------   --------
  Total--Financial Services Businesses                                                    202,826    216,521    216,324
                                                                                         --------   --------   --------

Traditional Participating Products segment                                                 69,927     68,573     63,098
                                                                                         --------   --------   --------
  Total Assets                                                                           $272,753   $285,094   $279,422
                                                                                         ========   ========   ========

17.  CONTINGENCIES AND LITIGATION
   Contingencies

   On September 19, 2000, the Company sold Gibraltar Casualty Company ("Gibraltar"), a subsidiary engaged in the commercial property and casualty insurance business, to Everest Re Group, Ltd. ("Everest"). Upon closing of the sale, the Company entered into a stop-loss reinsurance agreement with Everest whereby the Company will reinsure Everest for up to 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing of the sale.

   The Company's property and casualty operations are subject to rate and other laws and regulations covering a range of trade and claim settlement practices. State insurance regulatory authorities have broad discretion in approving an insurer's proposed rates. A significant portion of the Company's automobile insurance is written in the state of New Jersey. Under certain circumstances, New Jersey insurance laws require an insurer to provide a refund or credit to policyholders based upon the profits earned on automobile insurance.

   The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements.

   It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes,

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)




   however, that ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

   Litigation

   The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

   As of December 31, 2000, the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. The Company believes that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlement or who failed to "opt out" but nevertheless seek to proceed against the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

   The Company believes that its reserves related to sales practices, as of December 31, 2000, are adequate. No incremental provisions were recorded in 2000. In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately and other fees and expenses associated with the resolution of sales practices issues.

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)


   The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and related liability balances as of the dates indicated:

                                                                                   Year Ended December 31,
                                                                        --------------------------------------------
                                                                           2000      1999      1998     1997    1996
                                                                          -----    ------    ------   ------  ------
                                                                                        (In Millions)
Liability balance at beginning of period                                  $ 891    $3,058    $2,553   $  963  $  -
Charges to expense:
  Remedy costs                                                              (54)      (99)      510    1,640     410
  Additional sales practices costs                                           54       199       640      390     715
                                                                          -----    ------    ------   ------  ------
  Total charges to expense                                                    -       100     1,150    2,030   1,125
Amounts paid or credited:
  Remedy costs                                                              448     1,708       147        -       -
  Additional sales practices costs                                          190       559       498      440     162
                                                                          -----    ------    ------   ------  ------
  Total amounts paid or credited                                            638     2,267       645      440     162
                                                                          -----    ------    ------   ------  ------
Liability balance at end of period                                        $ 253    $  891    $3,058   $2,553  $  963
                                                                          =====    ======    ======   ======  ======


   In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

   In 1997, management increased the estimated liability for the cost of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million before taxes to recognize the increase in estimated total additional sales practices costs.

   In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
   (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

   In 1999, the Company recorded an increase of $199 million of the estimate of total additional sales practices costs. This was offset by a $99 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

   In 2000, the Company recorded an increase of $54 million of the estimate of total additional sales practices costs. This was partially offset by a $54 million release of the previously recorded liability relative to remedy costs reflecting a decrease in the estimate of the total costs of remedying policyholder claims.

   In addition, the Company retained all liabilities for the litigation associated with its discontinued healthcare business that existed at the date of closing with Aetna (August 6, 1999), or is commenced within two years

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


17. CONTINGENCIES AND LITIGATION (continued)


   of that date, with respect to claims relating to events that occurred prior to the closing date. This litigation includes purported class actions and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, and contract disputes with provider groups and former policyholders. Some of the purported class actions challenge practices of the Company's former managed care operations and assert nationwide classes. On October 23, 2000, by Order of the Judicial Panel on Multi-district Litigation, a number of these class actions were consolidated for pre-trial purposes, along with lawsuits pending against other managed health care companies, in the United States District Court for the Southern District of Florida in a consolidated proceeding captioned In Re Managed Care Litigation. Some of these class actions allege, among other things, misrepresentation of the level of services and quality of care, failure to disclose financial incentive agreements with physicians, interference with the physician-patient relationship, breach of contract and fiduciary duty, violations of and conspiracy to violate RICO, deprivation of plaintiffs' rights to the delivery of honest medical services and industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. The remedies sought include unspecified damages, restitution, disgorgement of profits, treble damages, punitive damages and injunctive relief. This litigation is in the preliminary stages.

   The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

18. OTHER EVENTS

   The Company is currently seeking to acquire Kyoei Life Insurance Co., Ltd. ("Kyoei"), a financially troubled Japanese life insurer, subject to final completion of reorganization proceedings involving Kyoei under the Corporate Reorganization Law of Japan ("Reorganization Law"). Pursuant to these proceedings, on April 2, 2001, the Tokyo District Court approved a reorganization plan ("Reorganization Plan") providing for the restructuring of Kyoei's assets and liabilities. The Reorganization Plan is expected to become effective in April 2001. The Reorganization Plan includes the extinguishment of all existing stock of Kyoei for no consideration and the issuance of one million new shares of common stock. Under the Reorganization Plan, the Company will contribute approximately $437 million in cash to Kyoei's capital and acquire 100% of Kyoei's newly issued common stock and provide approximately $857 million to Kyoei in the form of a subordinated loan. There is no assurance that the Company will complete the proposed acquisition.



                                     ******

                 DETERMINATION OF ACCUMULATION UNIT VALUES AND
                   OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY
                                    PAYMENTS

A. ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each valuation period, also referred to in this section as business day.

On any given business day the value of accumulation units in each subaccount will be determined by multiplying the value of a unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.2% annual charge for expense risks and mortality risks. The value of the assets of a subaccount is determined by multiplying the number of shares of the Series Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund but not yet paid.

B. DETERMINATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT

When a contractowner elects to convert his or her variable account into monthly variable annuity payments (an option available under the WVA-83 contract and the VIP-84 contract, but NOT under the VIP-86 contract), the number of accumulation units credited to him or her in each subaccount is first reduced to take into account any applicable sales charge and any state premium taxes that may be payable. The remaining accumulation units are than converted into a number of annuity units of equal total value. As with accumulation units, the value of each annuity unit also changes daily in accordance with the investment results of the underlying Series Fund portfolio, after deduction of the daily equivalent of the 1.2% annual charge for assuming expense and mortality risks.

Built into the value of annuity units is an assumption that the value of a subaccount will grow by 3.5% each year. The reason for making this assumption is explained more fully below. Accordingly, the value of an annuity unit always increases by an amount that is somewhat less than the increase would have been had this assumption not been made and decreases by an amount that is somewhat greater than the decrease would have been had the assumption not been made. If the value of the assets of a subaccount increases from one day to the next at a rate equivalent to 4.7% per year (3.5% plus the annual charge of 1.2%), the annuity unit value will not change. If the increase is less than at a rate equivalent to 4.7% per year, the annuity unit value will decrease.

To determine the amount of each monthly variable annuity payment, the first step is to refer to the Schedule of Annuity Rates set forth in the contract, relating to the form of annuity selected by the contractowner. For example, for a man of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1000 annuity units will result in the payment each month of an amount equal to the value of 5.73 annuity units. (Due to the fact that the Schedule of Annuity Rates set forth in the WVA-83 contract differs from that set forth in the VIP-84 contract, the preceding sentence, as it applies to the WVA-83 contract, is modified. See item 3 under DIFFERENCES UNDER THE WVA-83 CONTRACT in this Statement of Additional Information.) The amount of the first variable annuity payment made on the first day of the month will be equal to that number of annuity units multiplied by the annuity unit value at the end of that day, if a business day, or otherwise at the end of the last preceding business day. The amount of each subsequent variable annuity payment made on the first day of the month will be equal to the number of annuity units multiplied by the annuity unit value at the end of the last business day which is at least 5 days before the date the annuity payment is due. (Under the WVA-83 contract, the amount of each variable annuity payment made after the first payment is not determined as described in the preceding sentence. See item 4 under DIFFERENCES UNDER THE WVA-83 CONTRACT in this Statement of Additional Information.)

As stated above, the annuity unit values change in accordance with the investment results of the subaccount but will not increase the amount of each monthly variable payment unless the assets in the subaccount increase, after deducting the 1.2 annual charge, at a rate greater than 3.5% per year. This compensates for the fact that the annuity rate schedules have been constructed upon the assumption that there will be a 3.5% annual increase in the value of each subaccount. Although a different assumption could have been made, namely that the subaccounts will not increase in value, this would have resulted in smaller variable annuity payments immediately after annuitization and larger payments in later years. This would have been advantageous for annuitants who happen to live very long but disadvantageous to those who happen to die earlier. Prudential believes that the 3.5% annual growth assumption is better for contractowners, because it produces a better balance between early and later variable annuity payments.

                                       C1

         INDIVIDUAL VARIABLE CONTRACT ACCOUNT VARIABLE ANNUITY CONTRACTS


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 Broad Street
                         Newark, New Jersey 07102-3777
                           Telephone: (888) PRU-2888

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS


(1) Financial Statements of The Prudential Individual Variable Contract Account (Registrant) consisting of the Statements of Net Assets, as of December 31, 2000; the Statements of Operations for the year ended December 31, 2000; the Statements of Changes in Net Assets for the years ended December 31, 2000 and December 31, 1999; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of The Prudential Insurance Company of America (Depositor) and its subsidiaries, consisting of the Consolidated Statements of Financial Position as of December 31, 2000 and 1999; the Consolidated Statements of Operations, Consolidated Statements of Changes in Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).


(b)  EXHIBITS

(1) Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Individual Variable Contract Account. (Note 6)


(2)  Agreements for custody of securities and similar investments--Not
     Applicable.




(3)  (a)   Form of Distribution Agreement between Prudential Investments
           Management Services LLC ("PIMS") (Underwriter) and The Prudential Insurance Company of America (Depositor). (Note 8)

     (b)   Form of Selected Broker Agreement used by PIMS. (Note 8)


(4)  (a)   Individual Variable Annuity Contract (Form WVA-83). (Note 9)

     (b) Special Page One to the Contract (Form WVA-83) for use in New York issues. (Note 9)

     (c) Endorsement WVA2-83 to the Contract (Form WVA-83) for use in New Jersey issues. (Note 9)

     (d) Special Page Six WVA-83 to the Contract (Form WVA-83) for use in Oklahoma issues. (Note 9)

     (e) Special Page Six WVA-83 to the Contract (Form WVA-83) for use in California issues. (Note 9)

     (f) Endorsement WVA 3-83 to the Contract (Form WVA-83) for use in Tennessee issues. (Note 9)

     (g) Endorsement WVA 4-83 to the Contract (Form WVA-83 and VIP-84) for use in Texas issues. (Note 9)

     (h) Endorsement WVA 5-83 to the Contract (Form WVA-83) for use in Texas and Pennsylvania issues. (Note 9)

     (i) Endorsement WVA 6-83 to the Contract (Form WVA-83) for use in California issues. (Note 9)

     (j) Endorsement COMB 84889-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. (Note 9)

     (k) Endorsement COMB 84890-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. (Note 9)

     (l)   Individual Variable Annuity Contract (Form VIP-84). (Note 9)

     (m)   Special Page One to the Contract (Form VIP-84). (Note 9)

     (n) Special Page Nineteen to the Contract (Form VIP-84) for use in New York issues. (Note 9)

     (o) Special Page Four to the Contract (Form VIP-84) for use in Oklahoma issues. (Note 9)

     (p) Special Page Seven to the Contract (Form VIP-84) for use in Oklahoma issues. (Note 9)

     (q) Special Page Four to the Contract (Form VIP-84) for use in California issues. (Note 9)

     (r) Special Page Seven to the Contract (Form VIP-84) for use in California issues. (Note 9)

     (s) Endorsement VIP 3-84 to the Contract (Form VIP-84) for use in California issues. (Note 9)

     (t) Endorsement WVA 13-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 9)

     (u) Endorsement VIP 6-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 9)

     (v)   Individual Variable Annuity Contract (Form VIP-86). (Note 9)

     (w)   Individual Variable Annuity Contract (Form VIP-86) revised. (Note 6)

     (x) Special Jacket VIP-86 MN to the VIP-86 Contract for use in Minnesota issues. (Note 9)

     (y) Special Jacket VIP-86 NY to the VIP-86 Contract for use in New York issues. (Note 9)

     (z) Special Contract Data Page 3 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. (Note 9)

     (aa) Special Page 7 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 9)

     (bb) Special Page 7 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 9)

     (cc) Special Page 8 (VIP-86)(SC) to the VIP-86 Contract for use in South Carolina issues. (Note 9)

     (dd) Special Page 8 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 9)

     (ee) Special Page 11 (VIP-86) (WA) to the VIP-86 Contract for use in Washington issues. (Note 9)

     (ff) Special Page 11 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina issues. (Note 9)

     (gg) Special Page 11 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 9)

     (hh) Special Page 11 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 9)

     (ii) Special Page 12 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina and Washington issues. (Note 9)

     (jj) Special Page 12 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 9)

     (kk) Special Page 12 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 9)

     (ll) Special Page 13 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 9)

     (mm) Special Page 14 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 9)

     (nn) Special Back Jacket Page 18 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. (Note 9)

     (oo) Special Back Jacket Page 18 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. (Note 9)

     (pp) Special Jacket VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 9)

     (qq) Special Contract Data Page 3 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 9)

     (rr) Special Page 7 (VIP-86) (PA) to the VIP-86 Contract for use in Pennsylvania issues. (Note 9)

     (ss) Special Blank Page 13 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 9)

     (tt) Special Blank Page 17 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues. (Note 9)

     (uu) Special Back Jacket Page 18 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues. (Note 9)

     (vv) Endorsement VIP 501-86 to the VIP-86 Contract for use in all states except Delaware, Georgia, Massachusetts, North Dakota, New York, Oregon, Pennsylvania and Texas. (Note 9)

     (ww) Endorsement COMB 84890-83 to the VIP-86 Contract for use in Montana. (Note 9)

     (xx) Endorsement Certification PLI 254-86 to the VIP-86 Contract for use in Pennsylvania. (Note 9)

     (yy)  Endorsement PLI 288-88 to the VIP-86 Contract. (Note 9)

     (zz) Waiver of Withdrawal Charges rider ORD 88753-92 to the VIP-86 Contract (at issue). (Note 9)

     (aaa) Waiver of Withdrawal Charges rider ORD 88754-92 to the VIP-86 Contract (after issue). (Note 9)

     (bbb) Spousal Continuance rider ORD 89011-93 to the VIP contract (at issue). (Note 2)

     (ccc) Endorsement altering the Assignment provision ORD 83922-95. (Note 3)

(5)  Application for Individual Variable Annuity Contract:

     (a) Application Form VA 200 ED 07/83 for Individual Variable Annuity Contract (Form WVA-83). (Note 9)

     (b) Application Form VA 200 ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential representatives. (Note 9)

     (c) Application Form VA 200B ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential Securities account executives. (Note 9)

     (d) Revised Application Form VA 200 ED 5/84-Non-Qualified for Individual Annuity Contract (Form VIP-84) for use by Prudential representatives. (Note 9)

     (e)   Revised Application Form VA 200 Ed. 5/86-Non-Qualified. (Note 9)

     (f) Revised Application Form VA 200 Ed. 5/86-Non-Qualified (NY) for use in New York. (Note 9)

     (g)   Revised Application Form VA 200 Ed. 9/86-Non-Qualified. (Note 9)

     (h)   Revised Application Form VA 200 Ed. 11/86-Non-Qualified. (Note 9)


     (i)   Application for VIP annuity contract ORD 87348-92. (Note 2)

     (j)   Supplement to the Application for a VIP contract ORD 87454-92.
           (Note 2)


(6)  (a)   Charter of The Prudential Insurance Company of America, as amended
           November 14, 1995. (Note 7)


     (b) By-Laws of The Prudential Insurance Company of America, as amended May. 12, 1998. (Note 5)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or part after the date the registration statement is filed:

     (a) Purchase Agreement between The Prudential Series Fund, Inc. and The Prudential Insurance Company of America. (Note 9)

(9) Opinion of Counsel and consent to its use as to legality of the securities being registered. (Note 1)

(10) (a) Written consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)

     (b)   Written consent of Shea & Gardner.

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial contractowners--Not Applicable.

(13) Schedule of Performance Computations. (Note 1)

(14) Powers of Attorney.

     (a)  Agnew, Becker, Carbone, Casellas, Cullen,
          Davis, Gilmour, Gray, Hansen, Hiner, Harner,
          Kelley, Malkiel, Piszel, Ryan, Schmertz, Sitter,
          Staheli, Thomson, Unruh, Vagelos, Van Ness,
          Volcker. (Note 4)


----------
(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 19 to Form S-6, Registration No. 2-80897, filed April 28, 1994.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 20 to Form S-6, Registration No. 2-80897, filed February 27, 1995.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20083, filed 4/__/01 on behalf of The Prudential Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Form S-6, Registration No. 333-64957, filed September 30, 1998, on behalf of The Prudential Variable Appreciable Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4, Registration No. 2-80897, filed April 24, 1998, on behalf of The Prudential Individual Variable Contract Account.


(Note 7) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997, on behalf of the Prudential Variable Contract Real Property Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 31 on Form
          N-4, Registration No. 2-80897, filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 25 to Form N-4, Registration No. 2-80897, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Incorporated by reference to The Prudential Individual Variable Contract Account statement of additional information under "Directors and Officers" which is located in Part B of this Registration Statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Prudential Insurance Company of America ("Prudential") is a mutual life insurance company organized under the laws of New Jersey.


Prudential may be deemed to control The Prudential Series Fund, Inc., a Maryland corporation which is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, all the shares of which are held by Prudential and the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940:
The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account (Registrant), The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24 (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Variable Universal Account, The Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life")); the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey")). Pruco Life, an insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of Prudential. Pruco Life of New Jersey, an insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential.

Prudential holds all of the shares of Prudential's Gibraltar Fund, a Delaware corporation, in three of its separate accounts. Each of these separate accounts is a unit investment trust registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940.

In addition, Prudential may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940.


The subsidiaries of Prudential and short descriptions of each are listed under
Item 25 of Post-Effective Amendment No. 42 to the Form N-IA Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed on or about April 30, 2001, the text of which is hereby incorporated.



ITEM 27. NUMBER OF CONTRACTOWNERS


As of March 31, 2001 there were 72,454 contractowners of non-qualified contracts offered by the Registrant.


ITEM 28. INDEMNIFICATION


The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.


New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (8)(ii) of Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997, on behalf of the Prudential Individual Variable Contract Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 29. PRINCIPAL UNDERWRITER

     (a) Prudential Investment Management Services LLC (PIMS)


         PIMS is distributor for Prudential Government Securities Trust, The Target Portfolio Trust, Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity
         Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential MoneyMart Assets Inc., Prudential Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential International Bond Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential 20/20 Focus Fund, Prudential Value Fund, Prudential World Fund, Inc., Strategic Partners Series and Target Funds.

          PIMS is also distributor of the following unit investment trusts:
          Separate Account: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Premier Group Variable Contract Account, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


(b)(1) The following table sets forth certain information regarding the officers and directors of PIMS:


                                           POSITIONS AND OFFICES          POSITIONS AND OFFICES
                    NAME (1)                  WITH UNDERWRITER                WITH REGISTRANT
          ------------------------    ---------------------------------  -----------------------
          Robert F. Gunia             President                                  None


          Stuart A. Abrams            Senior Vice President and Chief            None
                                      Compliance Officer


          Jean D. Hamilton            Executive Vice President                   None


          Bernard B. Winograd         Executive Vice President                   None


          Francis O. Odubekun         Senior Vice President                      None
                                      and Chief Operations Officer

          William V. Healey           Senior Vice President, Secretary           None
                                      and Chief Legal Officer

          Margaret M. Deverell        Vice President, Comptroller                None
                                      and Chief Financial Officer

          C. Edward Chaplin           Treasurer                                  None

          ------------------

          (1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise noted.

(c)      Not applicable.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32. UNDERTAKINGS

    (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.


    (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.


    (c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

    (d) The Prudential Insurance Company of America ("Prudential") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 27th day of April, 2001.


     (SEAL)

                            THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                            (Registrant)

     BY:                    THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                            (Depositor)

Attest: /s/ THOMAS C. CASTANO                 By: /s/ ESTHER H. MILNES
      -------------------------                 --------------------------------
            THOMAS C. CASTANO                         ESTHER H. MILNES
            ASSISTANT SECRETARY                       VICE PRESIDENT AND ACTUARY


     As required by the Securities Act of 1933, this Post-Effective Amendment No. 27 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


       SIGNATURE AND TITLE
       -------------------


    /s/  *                                                April 27, 2001
   -----------------------------------------
         ARTHUR F. RYAN
         CHAIRMAN OF THE BOARD, PRESIDENT,
         AND CHIEF EXECUTIVE OFFICER


    /s/  *
    ----------------------------------------
         ANTHONY S. PISZEL
         SENIOR VICE PRESIDENT AND CONTROLLER
         (CHIEF ACCOUNTING OFFICER)


    /s/  *                                           *By: /s/ THOMAS C. CASTANO
    ----------------------------------------              ---------------------
         RICHARD J. CARBONE                                   THOMAS C. CASTANO
         SENIOR VICE PRESIDENT AND CHIEF                      (ATTORNEY-IN-FACT)
         FINANCIAL OFFICER



    /s/  *
    ----------------------------------------
         FRANKLIN E. AGNEW
         DIRECTOR



    /s/  *
    ----------------------------------------
         FREDERIC C. BECKER
         DIRECTOR


    /s/  *
    ----------------------------------------
         GILBERT F. CASELLAS
         DIRECTOR



    /s/  *
    ----------------------------------------
         JAMES G. CULLEN
         DIRECTOR


    /s/  *
    ----------------------------------------
         CAROLYNE K. DAVIS
         DIRECTOR

    SIGNATURE AND TITLE
    -------------------



    /s/  *
    ----------------------------------------
         ALLAN D. GILMOUR
         DIRECTOR                                       April 27, 2001



    /s/  *                                         * By:/s/ THOMAS C. CASTANO
    ----------------------------------------            ---------------------
         WILLIAM H. GRAY, III                           THOMAS C. CASTANO
         DIRECTOR                                       (ATTORNEY-IN-FACT)


    /s/  *
    ----------------------------------------
         JON F. HANSON
         DIRECTOR


    /s/  *
    ----------------------------------------
         GLEN H. HINER, JR.
         DIRECTOR


    /s/  *
    ----------------------------------------
         CONSTANCE J. HORNER
         DIRECTOR


    /s/  *
    ----------------------------------------
         GAYNOR N. KELLEY
         DIRECTOR


    /s/  *
    ----------------------------------------
         BURTON G. MALKIEL
         DIRECTOR


    /s/  *
    ----------------------------------------
         IDA F.S. SCHMERTZ
         DIRECTOR


    /s/  *
    ----------------------------------------
         CHARLES R. SITTER
         DIRECTOR


    /s/  *
    ----------------------------------------
         DONALD L. STAHELI
         DIRECTOR


    /s/  *
    ----------------------------------------
         RICHARD M. THOMSON
         DIRECTOR


    /s/  *
    ----------------------------------------
         JAMES A. UNRUH
         DIRECTOR

    SIGNATURE AND TITLE
    -------------------


    /s/  *                                                     April 27, 2001
    ----------------------------------------
         ROY VAGELOS, M.D.
         DIRECTOR



    /s/  *
    ----------------------------------------
         STANLEY C. VAN NESS
         DIRECTOR


    /s/  *                                           *By: /s/ THOMAS C. CASTANO
    ----------------------------------------              ----------------------
         PAUL A. VOLCKER                                      THOMAS C. CASTANO
         DIRECTOR                                             (ATTORNEY-IN-FACT)

                                  EXHIBIT INDEX




(9)     Opinion of Counsel and consent to its use as to legality of the      C-
        securities being registered

(10)(a) Written consent of PricewaterhouseCoopers LLP, independent           C-
        accountants

    (b) Consent of Outside Counsel

(13)    Schedule of Performance Computations                                 C-